CALIFORNIA                                               ---------------
     INVESTMENT TRUST                                               PRSRT STD
--------------------------                                         U.S. Postage
        FUND GROUP                                                     PAID
44 Montgomery Street #2100                                         Permit #688
 San Francisco, CA 94104                                          Redwood City,
                                                                        CA
                                                                 ---------------

-------------------------------------
                                                       CALIFORNIA
                                                    INVESTMENT TRUST
                                                    ----------------
                                                       FUND GROUP
California Tax-Free Income Fund

California Insured Intermediate Fund                  ANNUAL REPORT

California Tax-Free Money Market Fund                August 31, 2002


                                                     (800) 225-8778
U.S. Government Securities Fund                     www.caltrust.com

Short-Term U.S. Government Bond Fund
                                                      No-Load Funds
The United States Treasury Trust

                                        This report is intended only for the
                                        information of shareholders or those who
S&P 500 Index Fund                      have received the offering prospectus
                                        covering shares of beneficial interest
S&P MidCap Index Fund                   of California Investment Trust Fund
                                        Group which contains information about
S&P SmallCap Index Fund                 the management fee and other costs.
                                        Investments in shares of the funds of
Equity Income Fund                      California Investment Trust Fund Group
                                        are neither insured nor guaranteed by
European Growth & Income Fund           the U.S. Government, and there is no
                                        assurance that any Fund which is a Money
Nasdaq-100 Index Fund                   Market Fund will be able to maintain a
                                        stable net asset value of $1.00 per
                                        share.


-------------------------------------

HISTORICAL PERFORMANCE AND MANAGER'S DISCUSSION

On the following pages are line graphs comparing each of the Funds' performance to a comparable broad based securities market index for the 10 years ended August 31, 2002, or the inception of the Fund if less than 10 years. Each graph assumes a hypothetical $10,000 initial investment in the respective funds.

The object of the graph is to permit a comparison of the performance of the funds with a benchmark and to provide perspective on market conditions and investment strategies and techniques that materially affected the performance of each Fund. With each graph is a table presenting each of the respective Fund's average annual total return for the one-year, five-year, ten-year, and/or inception period through August 31, 2002.

BOND FUNDS

Long-term treasury bonds began the fiscal year yielding about 5.5% and fell to a low of 4.9% in early November. As the economy improved late in the 2001 calendar year and through the first quarter of 2002, yields on treasury bonds rose to just over 6%. They yielded 5.1% at fiscal year-end, having dropped in yield in response to a slowing economy and unfavorable geo-political developments. Municipal bond yields followed a similar pattern while trading in a narrower range.

The California Tax-Free Income Fund's duration was moderately increased in early November and

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                        CALIFORNIA TAX-FREE INCOME FUND
                  versus the Lehman Bros. Municipal Bond Index

AVERAGE ANNUAL TOTAL RETURNS*
for periods ended 8/31/2002             1 year  5 year  10 year
---------------------------             ------  ------  -------
California Tax-Free Income               5.55%   5.80%   6.40%
Lehman Bros. Municipal Bond Index        6.24%   6.42%   6.73%

                                         Aug-02
CA Tax-Free Income Fund                 $18,598
Lehman Bros. Municipal Bond Index       $19,188

--------------------------------------------------------------------------------

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                      CALIFORNIA INSURED INTERMEDIATE FUND
              versus the Lehman Bros. 5 Year Municipal Bond Index

AVERAGE ANNUAL TOTAL RETURNS*
for periods ended 8/31/2002             1 year  5 year  Inception
---------------------------             ------  ------  ---------
California Insured Intermediate Fund     6.17%   5.62%    5.77%
Lehman Bros. Municipal Bond Index        6.69%   5.99%    5.71%

                                         Aug-02
CA Insured Intermediate Fund            $17,396
Lehman Bros. 5 Yr Muni Index            $17,294

--------------------------------------------------------------------------------
abruptly reversed in the middle of the month. From early April through mid-August a series of swapping activities were undertaken in anticipation of changes in the municipal yield curve. A high current yield on the portfolio was consistently emphasized. As of August 31, 2002, the Fund had an average coupon of 5.64%, an average maturity of 9.75 years, a duration of 7.32 years and an average quality of Aa1.

Investment activities in the California Insured Intermediate Fund targeted an increase in the duration of the portfolio to improve yield and capture potentially greater price appreciation from expected declines in municipal yields. The Fund's portfolio profile at fiscal year-end was as follows: average coupon, 5.3%; average maturity, 6.8 years; and average duration, 5.6 years.

At fiscal year-end the U.S. Government Securities Fund had an average coupon of 6.59%, an average maturity of 9.47 years and a duration of 5.1 years. The Short-Term U.S. Government Bond Fund continued a strategy of weighted laddering of maturities held. The duration of the fund was extended to the two year range early in the fiscal year in anticipation of falling interest rates, and was subsequently reduced to protect asset values in the event of increasing interest rates. As of August 31, 2002, the Short-Term U.S. Government Bond Fund's average coupon was 6.31%, the average matu-

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                      SHORT-TERM U.S. GOVERNMENT BOND FUND
                    versus the Lehman 1-3 yr Treasury Index

AVERAGE ANNUAL TOTAL RETURNS*
For periods ended 8/31/2002             1 year  Inception
---------------------------             ------  ---------
Short-Term U.S. Government Bond Fund     3.90%    5.98%
Lehman 1-3 Year Treasury Index           6.55%    7.84%

                                         Aug-02
Short-Term U.S. Govt. Bond Fund         $11,642
Lehman 1-3 yr Treasury Index            $12,183

--------------------------------------------------------------------------------

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                        U.S. GOVERNMENT SECURITIES FUND
               versus the Lehman Bros. Treasury and GNMA Indices

AVERAGE ANNUAL TOTAL RETURNS*
For periods ended 8/31/2002             1 year  5 year  10 year
---------------------------             ------  ------  -------
U.S. Government Securities Fund          6.65%   7.33%   7.10%
Lehman Bros. Composite Treasury Index    8.91%   7.62%   6.97%
Lehman Bros. GNMA Index                  7.93%   8.05%   7.22%

                                         Aug-02
U.S. Govt. Securities Fund              $19,859
Lehman Bros. GNMA Index                 $19,621
Lehman Bros. Treasury Index             $20,075

--------------------------------------------------------------------------------
rity was .83 years and the average duration was .81 years.

STOCK FUNDS

By definition, the objective for managing the index funds is to match the performance of the funds to their index benchmarks. Each of our index funds tracked their respective benchmarks tightly during this last fiscal year. All of them delivered performance slightly above the benchmarks with the exception of the SmallCap, which trailed slightly.

The small and mid-market sectors continued to outperform the LargeCap sectors through this last fiscal year. As stated in last years' annual report, we saw an apparent imbalance in the price-to-earnings and price-to-book ratios in these sectors when compared to the LargeCap sector. We now believe that the relative value imbalance in these sectors is largely corrected. Predicting relative performance is exceedingly difficult, if not out-right impossible. As such, we strongly encourage shareholders to consider a balanced approach for the portion of their portfolios dedicated to stock funds. By this, we mean owning equal balances of each of the three core index funds (S&P 500, MidCap and SmallCap Funds) to achieve a more diversified equity portfolio.

The Nasdaq-100 Index, which is largely a technology index, was off 35.6% for the fiscal year, reaching

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                             CIT S&P 500 INDEX FUND
                 versus the S&P 500 Composite Stock Price Index

AVERAGE ANNUAL TOTAL RETURNS*
For periods ended 8/31/2002             1 year  5 year  10 year
---------------------------             ------  ------  -------
CIT S&P 500 Index Fund                 -17.83%   1.91%   10.32%
S&P 500 Composite Stock Price Index    -17.99%   1.74%   10.38%

                                         Aug-02
S&P 500 Index Fund                      $26,710
S&P 500 Composite Stock Price Index     $26,842

--------------------------------------------------------------------------------

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                           CIT S&P MIDCAP INDEX FUND
                        versus the S&P MidCap 400 Index

AVERAGE ANNUAL TOTAL RETURNS*
For periods ended 8/31/2002             1 year  5 year  10 year
---------------------------             ------  ------  -------
CIT S&P MidCap Index Fund               -8.77%   8.90%   13.69%
S&P MidCap 400 Index                    -9.24%   8.37%   13.67%

                                         Aug-02
S&P MidCap Index Fund                   $36,067
S&P MidCap 400 Index                    $34,830

--------------------------------------------------------------------------------
levels not seen since April of 1997. We have seen a steady decline in the value of this index since December of 2001 as the market continues to seek a bot-tom for these LargeCap growth stocks. Clearly, the prospects for the LargeCap growth sector are tied tightly to the economy and ultimately, corporate spending.

Our European Growth & Income Fund is managed to deliver the performance of the the Dow Stoxx 50, a European LargeCap Index. This fund gives investors a low-cost, highly efficient tool to diversify internationally. European markets tracked the performance of the U.S. Markets for much of the year as the influence of the global economy impacted each market similarly. We did not hedge the currency risk during the previous fiscal year and do not plan to do so this year. As such, if the Euro currency continues to strengthen, shareholders of the fund will benefit. We believe the current strength of the dollar allows investors to buy at attractive values and we encourage investors to take advantage of this to the extent owning foreign investments is appropriate.

The Equity Income Fund is actively managed as a value fund and continues to focus on stocks that have high dividend yields relative to the S&P 500 Composite Stock Index. This is an investment strategy that was largely out of favor during the tech boom. In light of recent concerns about earnings quality, dividends have once

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                          CIT S&P SMALLCAP INDEX FUND
                       versus the S&P SmallCap 600 Index

AVERAGE ANNUAL TOTAL RETURNS*
For periods ended 8/31/2002             1 year  5 year  Inception
---------------------------             ------  ------  ---------
CIT S&P SmallCap Index Fund             -9.69%   2.58%    6.09%
S&P SmallCap 600 Index                  -9.52%   3.43%    7.22%

                                         Aug-02
S&P SmallCap Index Fund                 $14,181
S&P SmallCap 600 Index                  $15,102

--------------------------------------------------------------------------------

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               EQUITY INCOME FUND
                   versus the S&P Composite Stock Price Index
                          & the S&P/BARRA Value Index

AVERAGE ANNUAL TOTAL RETURNS*
For periods ended 8/31/2002             1 year  5 year  Inception
---------------------------             ------  ------  ---------
CIT Equity Income Fund                  -5.46%   1.45%    6.18%
S&P BARRA/Value Index                  -20.53%   1.27%    6.42%
S&P 500 Composite Stock Price Index    -17.99%   1.74%    7.29%

                                         Aug-02
CIT Equity Income Fund                  $14,322
S&P BARRA/Value Index                   $14,520
S&P 500 Composite Stock Price Index     $15,332

--------------------------------------------------------------------------------
again captured the attention of investors because they serve as a beacon for solid cash flow and earnings stability. The Equity Income Fund is off 5.46% for the year and has offered some protection for investors when compared to the 17.99% decline of the U.S. stock market as measured by the S&P 500 Index. The fund outperformed its benchmark, the BARRA/Value Index, by 15.08% for the year. This outperformance is due largely to conservative cash positions held during periods when equity markets fell precipitously.

Owning stock funds in markets such as these becomes a task in perseverance. While we can not predict what the future holds, we can easily make the case that investors who have continued to invest through troubled markets in the past have been rewarded for their tenacity. We strongly encourage you to maintain a diversified portfolio using both stock and bond funds, in a balance which is appropriate for your particular investment objectives.

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                         EUROPEAN GROWTH & INCOME FUND
               versus the Dow Jones Stoxx 50 Index (U.S. Dollars)

AVERAGE ANNUAL TOTAL RETURNS*
For periods ended 8/31/2002             1 year  Inception
---------------------------             ------  ---------
CIT European Growth & Income Fund      -17.50%   -17.86%
Dow Jones Stoxx 50 Index (U.S. Dollars)-18.14%   -18.48%

                                         Aug-02
European Growth & Income Fund           $5,975
Dow Jones Stoxx 50 Index (U.S. dollars) $5,860

--------------------------------------------------------------------------------

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                             NASDAQ-100 INDEX FUND
                          versus the Nasdaq-100 Index

AVERAGE ANNUAL TOTAL RETURNS*
For periods ended 8/31/2002             1 year  Inception
---------------------------             ------  ---------
CIT Nasdaq-100 Index Fund              -35.61%   -41.47%
Nasdaq-100 Index                       -35.83%   -40.71%

                                         Aug-02
Nasdaq-100 Index Fund                   $2,463
Nasdaq-100 Index                        $2,545

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE                               PORTFOLIO OF INVESTMENTS                                  8/31/2002
 MONEY MARKET FUND

SECURITY DESCRIPTION                                                       PAR VALUE     RATE     MATURITY  VALUE (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES* (69.77%)

CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY

Cottage Hospital Santa Barbara; 1985 Series B                            $  1,600,000    1.250%   09/04/02   $  1,600,000

CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
ExxonMobil; Series 2000                                                     1,400,000    1.750%   09/03/02      1,400,000
Shell Oil Company; Series B                                                   400,000    1.850%   09/03/02        400,000

CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
Gemological Institute of America; Special Tax Series 2001                   2,400,000    1.300%   09/04/02      2,400,000
Sutter Health Variable Rate Bonds                                           1,700,000    1.850%   09/03/02      1,700,000

HAYWARD, CITY OF
Shorewood Apartments; 1984 Series A                                         3,000,000    1.250%   09/04/02      3,000,000

IRVINE, CITY OF
Assessment District 89-10                                                   1,800,000    1.850%   09/03/02      1,800,000
Assessment District 93-14                                                     900,000    1.750%   09/03/02        900,000
Assessment District 94-15                                                     700,000    1.850%   09/03/02        700,000

IRVINE RANCH WATER DISTRICT
Certificates of Participation; 1986 Capital Improvement Projects            1,500,000    1.750%   09/03/02      1,500,000
Consolidated Refunding Bonds; Series 1995                                     175,000    1.750%   09/03/02        175,000
General Obligation; Consolidated Series 1989                                  500,000    1.750%   09/03/02        500,000
Special Assessment; Consolidated Series 1985                                  850,000    1.850%   09/03/02        850,000
Waterworks Bonds; 1988 Series A, District 182                                 400,000    1.750%   09/03/02        400,000

KERN COUNTY CA
Certificates of Participation; 1986 Series C                                1,700,000    1.250%   09/04/02      1,700,000

LOS ANGELES COUNTY METROPOLITAN TRANSPORTATION AUTHORITY
Tax revenue Refunding Bonds, 1993 Series A                                  3,800,000    1.250%   09/04/02      3,800,000

LOS ANGELES, COUNTY OF
Pension Obligation Refunding Bonds                                          2,100,000    1.200%   09/04/02      2,100,000

LOS ANGELES DEPARTMENT OF WATER AND POWER
Water System Revenue Bonds; 2001 Series B-2                                   800,000    1.850%   09/03/02        800,000
Power System Revenue Bonds; Series A-3                                      3,500,000    1.350%   09/05/02      3,500,000

METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA
Water Revenue Bonds, 2000 Series B-1                                          800,000    1.850%   09/03/02        800,000
Water Revenue Refunding Bonds, 1996 Series A                                2,800,000    1.200%   09/04/02      2,800,000

NEWPORT BEACH
Hoag Memorial Hospital Presbyterian, Series 1992                            2,000,000    1.780%   09/03/02      2,000,000
Hoag Memorial Hospital Presbyterian, Series 1996 Series A                     100,000    1.850%   09/03/02        100,000

OAKLAND JOINT POWERS FINANCING AUTHORITY
Lease Revenue Bonds; 1998 Series A-2                                        3,300,000    1.350%   09/04/02      3,300,000

ORANGE COUNTY HOUSING AUTHORITY
Revenue Bonds; Village Niguel; Issue AA of 1985                             3,000,000    1.150%   09/04/02      3,000,000

ORANGE, COUNTY OF
Revenue Bonds; Niguel Summit II; Issue U of 1985                            1,900,000    1.200%   09/03/02      1,900,000

ORANGE COUNTY SANITATION DISTRICT
Certificates of Participation; Series 2000                                  1,500,000    1.850%   09/03/02      1,500,000

RANCHO CALIFORNIA WATER DISTRICT FINANCING AUTHORITY
Adjustable Rate Revenue Bonds Series of 1998A                                 600,000    1.200%   09/04/02        600,000

RANCHO MIRAGE JOINT POWERS FINANCING AUTHORITY
Eisenhower Medical Center; Series 2001A                                     1,500,000    1.780%   09/03/02      1,500,000
Eisenhower Medical Center; Series 2001B                                     2,300,000    1.780%   09/03/02      2,300,000

RIVERSIDE, CITY OF
First Nationwide Savings Program; 1985 Issue G                              2,600,000    1.200%   09/04/02      2,600,000

RIVERSIDE, COUNTY OF
Community Facilities District 89-5; Special Tax                             3,000,000    1.250%   09/04/02      3,000,000

SAN FRANCISCO CITY & COUNTY FINANCE CORP
Moscone Center Expansion Project; Series 2000-3                             3,000,000    1.200%   09/05/02      3,000,000

SANTA ANA HOUSING AUTHORITY
Harbor Pointe Apartments; 1995 Series A                                     2,720,000    1.200%   09/04/02      2,720,000

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY
Palo Verde Project; 1996 Series C                                           2,000,000    1.200%   09/04/02      2,000,000

                                       6

--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE                               PORTFOLIO OF INVESTMENTS                                  8/31/2002
 MONEY MARKET FUND                                       CONTINUED

SECURITY DESCRIPTION                                                       PAR VALUE     RATE     MATURITY  VALUE (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------

TUSTIN, CITY OF
Reassessment District No. 95-2, Series A                                 $  1,900,000    1.850%   09/03/02   $  1,900,000

WESTERN RIVERSIDE COUNTY REGIONAL WASTEWATER AUTHORITY
Variable Rate Revenue Bonds; 1996                                             900,000    1.850%   09/03/02        900,000
                                                                                                             ------------
Total Variable Rate Demand Notes (Cost $65,145,000)                                                            65,145,000
                                                                                                             ------------
WARRANTS (2.15%)
CALIFORNIA, STATE OF
Revenue Anticipation Warrants; 2002 Series A                                2,000,000    2.500%   10/25/02      2,002,353
                                                                                                             ------------
Total Warrants (Cost $2,002,353)                                                                                2,002,353
                                                                                                             ------------
TAX AND REVENUE ANTICIPATION NOTES (10.25%)

Los Angeles Unified School District                                         2,500,000    3.250%   07/01/03      2,532,458
Mountain View / Los Altos Union School District                             3,000,000    3.000%   06/30/03      3,031,959
Oakland Unified School District                                             2,000,000    3.000%   10/24/02      2,002,359
San Francisco Unified School District                                       2,000,000    2.500%   12/10/02      2,004,309
                                                                                                             ------------
Total Tax and Revenue Anticipation Notes (Cost $9,571,085)                                                      9,571,085
                                                                                                             ------------
COMMERCIAL PAPER (17.67%)

CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
Carnegie Institution; 1993 Series A & B                                     3,000,000    1.250%   11/01/02      3,000,000

EAST BAY MUNICIPAL UTILITY DISTRICT
Water System Series Commercial Paper                                        3,500,000    1.200%   09/10/02      3,500,000

SACRAMENTO MUNICIPAL UTILITY DISTRICT
Commercial Paper Notes; Series 1                                            3,000,000    1.150%   09/18/02      3,000,000

SAN DIEGO COUNTY REGIONAL TRANSPORTATION AUTHORITY
Sales Tax Revenue Commercial Paper                                          3,500,000    1.250%   09/03/02      3,500,000

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
Commercial Paper Notes; Series A                                            3,500,000    1.150%   09/05/02      3,500,000
                                                                                                             ------------
Total Commercial Paper (Cost $16,500,000)                                                                      16,500,000
                                                                                                             ------------
               Total Investments (Cost $93,218,438) (a) (99.84%)                                               93,218,438
               Other Net Assets  (0.16%)                                                                          152,566
                                                                                                             ------------
                    Net Assets   (100.00%)                                                                   $ 93,371,004
                                                                                                             ============

(a)  Aggregate cost for federal income tax purposes is $93,218,438.

*Stated maturity reflects next reset date.

--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE                               PORTFOLIO OF INVESTMENTS                                  8/31/2002
    INCOME FUND

SECURITY DESCRIPTION                                                       PAR VALUE     RATE     MATURITY  VALUE (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
LONG-TERM SECURITIES (95.39%)

ANAHEIM PUBLIC FINANCING AUTHORITY
Public Improvement Project; Series C                                     $  2,250,000    6.000%   09/01/12   $  2,683,530

BAY AREA TOLL AUTHORITY
Revenue Bonds 2001 Series D                                                 2,000,000    5.000%   04/01/12      2,202,060

CALIFORNIA DEPARTMENT OF WATER RESOURCES
Water System Revenue Bonds, Central Valley J-1; Prerefunded                   625,000    7.000%   12/01/11        800,575
Water System Revenue Bonds, Central Valley J-1; Unrefunded                  1,695,000    7.000%   12/01/11      2,168,058
Water System Revenue Bonds, Central Valley J-3; Prerefunded                   765,000    7.000%   12/01/11        979,904
Water System Revenue Bonds, Central Valley J-3; Unrefunded                  2,070,000    7.000%   12/01/11      2,647,716

CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
Pomona College Refunding Revenue Bonds; Series 1999                         2,500,000    5.250%   01/01/17      2,670,975
Stanford University Revenue Bonds; Series P                                 3,000,000    5.250%   12/01/13      3,418,710

CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
Asian Art Museum of San Francisco, Series 2000                              2,565,000    5.500%   06/01/13      2,894,705

CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
San Diego Gas & Electric; 1996 Series A                                     3,000,000    5.900%   06/01/14      3,185,370

                                       7

--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE                               PORTFOLIO OF INVESTMENTS                                  8/31/2002
    INCOME FUND                                          CONTINUED

SECURITY DESCRIPTION                                                       PAR VALUE     RATE     MATURITY  VALUE (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------

CALIFORNIA POLYTECHNIC STATE UNIVERSITY
Student Union Revenue Bonds, Series C                                    $  2,390,000    5.625%   07/01/26   $  2,545,302

CALIFORNIA, STATE OF
General Obligation Bonds                                                    3,000,000    6.250%   09/01/12      3,598,590

CALIFORNIA STATE PUBLIC WORKS BOARD
Board Lease Avenue Bonds                                                    1,750,000    5.500%   06/01/15      2,012,010
CA State Prison--Imperial County; 1991 Series A                             4,000,000    6.500%   09/01/17      4,880,680
University of California Projects; 1993 Series A                            5,000,000    5.500%   06/01/14      5,722,750

CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
Sutter Health; Series 2002B                                                 1,000,000    5.500%   08/15/28      1,018,080
UniHealth America; Certificates of Participation 1993 Series A              1,005,000    5.500%   10/01/14      1,151,871

CARMICHAEL WATER DISTRICT
Water Revenue Certificates of Participation                                 3,000,000    5.125%   09/01/19      3,155,700

CARSON REDEVELOPMENT AGENCY
Redevelopment Project Area No. 1; Series 2001                               1,635,000    5.500%   10/01/15      1,888,343

CASTAIC LAKE WATER AGENCY
Water System Improvement Projects, Series 1994A                             2,090,000    7.250%   08/01/09      2,635,281

CONTRA COSTA WATER DISTRICT
Water Revenue Bonds, Series E                                               2,000,000    6.250%   10/01/12      2,391,120

CUCAMONGA COUNTY WATER DISTRICT
Water Facilities and Refinancing; 2001                                      1,080,000    5.000%   09/01/16      1,153,613

CULVER CITY REDEVELOPMENT FINANCE AUTHORITY
Tax Allocation Refunding Revenue Bonds, 1993                                3,150,000    5.500%   11/01/14      3,637,778

EAST BAY MUNICIPAL UTILITY DISTRICT
Water Revenue Refunding Bonds, Series 2001                                  2,000,000    5.250%   06/01/13      2,223,540
Water Revenue Refunding Bonds, Series 2001                                  2,000,000    5.250%   06/01/14      2,206,260

EASTERN MUNICIPAL WATER DISTRICT
Certificates of Participation; Series 2001A                                 2,655,000    5.000%   07/01/19      2,766,483

ESCONDIDO UNION SCHOOL DISTRICT
General Obligation Bonds; Series A                                          1,555,000    5.250%   08/01/18      1,678,436

FRESNO, CITY OF
Sewer System Revenue Bonds ; 1993 Series A                                  3,000,000    5.250%   09/01/19      3,295,470

FRESNO UNIFIED SCHOOL DISTRICT
General Obligation Bonds; 1999 Series C                                     1,665,000    5.800%   02/01/16      1,956,741

GOLDEN WEST SCHOOLS FINANCING AUTHORITY
Refunding Revenue Bonds, 1998 Series A                                      1,090,000    6.600%   08/01/16      1,349,104

KERN HIGH SCHOOL DISTRICT
General Obligation Refunding Bonds, 1996 Series A                           2,555,000    6.600%   08/01/16      3,061,273

LA QUINTA REDEVELOPMENT AGENCY TAX ALLOCATION
Redevelopment Project Area No.2; Series 1994                                1,015,000    7.300%   09/01/09      1,285,893

LOS ANGELES, CITY OF
Wastewater System Revenue Bonds; Series 1998-C                              3,000,000    5.375%   06/01/12      3,413,340

LOS ANGELES CONVENTION & EXHIBIT CENTER AUTHORITY
Lease Revenue Bonds, 1993 Series A                                          2,500,000    6.000%   08/15/10      2,974,800

LOS ANGELES COUNTY METROPOLITAN TRANSPORTATION AUTHORITY
Sales Tax Revenue Refunding Bonds; Series 2001-B                            3,000,000    5.250%   07/01/13      3,354,840

LOS ANGELES COUNTY TRANSPORTATION COMMISSION
Sales Tax Revenue Refunding Bonds, 1991 Series B                            3,540,000    6.500%   07/01/10      4,308,180

LOS ANGELES DEPARTMENT OF WATER AND POWER
Power System Revenue Bonds; 2001 Series A, Subseries A-1                    3,000,000    5.250%   07/01/13      3,333,270

LOS ANGELES UNIFIED SCHOOL DISTRICT
General Obligation Bonds, 1997 Series A                                     1,625,000    4.900%   07/01/09      1,817,676
General Obligation Bonds, 1997 Series A                                     2,450,000    6.000%   07/01/14      2,936,472

METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA
Metropolitan Water District of Southern California Waterworks/CA            3,000,000    5.250%   07/01/10      3,405,330

M-S-R PUBLIC POWER AGENCY SAN JUAN PROJECT REVENUE
San Juan Project Refunding Revenue Bonds; Series F                          1,500,000    6.125%   07/01/13      1,808,805

                                       8

--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE                               PORTFOLIO OF INVESTMENTS                                  8/31/2002
    INCOME FUND                                          CONTINUED

SECURITY DESCRIPTION                                                       PAR VALUE     RATE     MATURITY  VALUE (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------

NORTHERN CALIFORNIA TRANSMISSION REVENUE
CA-Oregon Transmission Project, 1990 Series A                            $  1,000,000    7.000%   05/01/13   $  1,270,810
CA-Oregon Transmission Project; 1993 Series A                               2,500,000    5.300%   05/01/09      2,849,975

OAKLAND JOINT POWERS FINANCING AUTHORITY
Convention Center; Lease Revenue Bonds                                      1,000,000    5.500%   10/01/14      1,154,040

OAKLAND REDEVELOPMENT AGENCY
Central District Redevelopment Project; Series 1992                         4,000,000    5.500%   02/01/14      4,589,120

OAKLAND STATE BUILDING AUTHORITY
Elihu M. Harris State Office Building; 1998 Series A                        2,000,000    5.000%   04/01/17      2,090,640

ORANGE COUNTY LOCAL TRANSPORTATION AUTHORITY
General Obligation Bonds, 1998 Series A                                     1,050,000    5.500%   02/15/11      1,207,563

OXNARD SCHOOL DISTRICT
General Obligation Refunding Bonds; 1997                                    1,485,000    5.625%   08/01/14      1,728,837

REGENTS OF THE UNIVERSITY OF CALIFORNIA
UC San Diego Medical Center; Series 2000                                    2,500,000    5.125%   12/01/16      2,682,875

RIVERSIDE, CITY OF
Sewer Refunding Revenue Bonds; Series 1993                                  2,000,000    5.000%   08/01/12      2,217,680

RIVERSIDE COUNTY TRANSPORTATION COMMISSION
Revenue Bonds; 1993 Series A                                                2,000,000    5.750%   06/01/09      2,339,160

SACRAMENTO COUNTY SANITATION DISTRICT
Revenue Bonds; Refunding Series 2001                                        1,800,000    5.500%   12/01/21      2,007,774

SACRAMENTO MUNICIPAL UTILITY DISTRICT
Refunding Revenue Bonds; Series A                                           4,000,000    6.250%   08/15/10      4,819,920

SADDLEBACK VALLEY UNIFIED SCHOOL DISTRICT
Special Tax Revenue Bonds, 1996 Series A                                    1,575,000    6.000%   09/01/16      1,893,276

SAN BERNARDINO, COUNTY OF
Justice Center / Airport Improvements; Series 2002A                         2,890,000    5.000%   07/01/16      3,159,204

SAN DIEGO, COUNTY OF
San Diego County CA                                                         1,000,000    5.250%   11/01/14      1,107,250

SAN DIEGO COUNTY REGIONAL TRANSPORTATION COMMISSION
Sales Tax Revenue Bonds; 1992 Second Senior Series A                        2,000,000    5.500%   04/01/08      2,289,640

SAN FRANCISCO BAY AREA RAPID TRANSIT DISTRICT
Sales Tax Revenue Refunding Bonds; Series 1990                              2,950,000    6.750%   07/01/11      3,690,952

SAN JOSE FINANCING AUTHORITY
Convention Center Refunding Project; Series 2001F                           3,000,000    5.000%   09/01/15      3,217,890

SAN JOSE REDEVELOPMENT AGENCY
Merged Area Redevelopment Project; Series 1993                              4,000,000    6.000%   08/01/10      4,756,360

SAN JOSE UNIFIED SCHOOL DISTRICT
San Jose Unified School District/Santa Clara County CA                      1,745,000    5.000%   08/01/21      1,797,228

SAN MARINO UNIFIED SCHOOL DISTRICT
General Obligation Bonds; 1998 Series B                                     1,440,000    5.250%   07/01/16      1,618,330

SAN MATEO COUNTY TRANSIT DISTRICT
Limited Tax Bonds; 1993 Series A                                            4,000,000    5.250%   06/01/19      4,389,720

SANTA ANA UNIFIED SCHOOL DISTRICT
General Obligation Bonds; Series 2000                                       2,500,000    5.700%   08/01/22      2,724,550

SANTA CLARA COUNTY FINANCING AUTHORITY
Lease Revenue Refunding Bonds; 1997 Series A                                2,000,000    6.000%   11/15/12      2,391,780
Lease Revenue Refunding Bonds; 1997 Series A                                1,750,000    5.750%   11/15/13      2,060,748

SANTA CLARA REDEVELOPMENT AGENCY
Bayshore North Project; 1992 Tax Allocation Refunding Bonds                 4,000,000    7.000%   07/01/10      4,863,000

SANTA CLARA VALLEY TRANSPORTATION AUTHORITY
Sales Tax Revenue Bonds; 2001 Series A                                      3,355,000    5.250%   06/01/12      3,767,262

SANTA MARGARITA-DANA POINT AUTHORITY
Improvement District; 1994 Series A                                         1,045,000    7.250%   08/01/10      1,328,895

SANTA MONICA-MALIBU UNIFIED SCHOOL DISTRICT
Gen. Obligation Refunding Bonds; Series 1998                                3,000,000    5.250%   08/01/15      3,385,080

                                       9

--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE                               PORTFOLIO OF INVESTMENTS                                  8/31/2002
    INCOME FUND                                          CONTINUED

SECURITY DESCRIPTION                                                       PAR VALUE     RATE     MATURITY  VALUE (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------

SONOMA, COUNTY OF
Certificates of Participation; 2002 Series A                             $  1,815,000    5.000%   11/15/12   $  2,030,368

SOUTH COAST AIR QUALITY MANAGEMENT DISTRICT
Installment Sale Revenue Bonds; Series 1992                                 2,400,000    6.000%   08/01/11      2,870,448

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY
Multiple Project Revenue Bonds; Series 1989                                 3,585,000    6.750%   07/01/13      4,437,656

TURLOCK IRRIGATION DISTRICT
Revenue Refunding Bonds; Series A                                           2,000,000    6.250%   01/01/12      2,402,900

WESTLANDS WATER DISTRICT
Westlands Water District/CA                                                 1,500,000    5.250%   09/01/19      1,615,695
                                                                                                             ------------
Total Long-Term Securities (Cost $176,192,282)                                                                197,375,260
                                                                                                             ------------
VARIABLE RATE DEMAND NOTES* (3.14%)

CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
Shell Oil Company; Series B                                                   600,000    1.850%   10/01/11        600,000

IRVINE, CITY OF
Assessment District 94-13                                                     900,000    1.850%   09/02/22        900,000

IRVINE RANCH WATER DISTRICT
Consolidated Bonds; Series 1995                                             1,000,000    1.750%   01/01/21      1,000,000
General Obligation; Consolidated Series 1993                                1,100,000    1.850%   04/01/33      1,100,000

LOS ANGELES DEPARTMENT OF WATER AND POWER
Water System Revenue Bonds; 2001 Series B-2                                   400,000    1.850%   07/01/35        400,000

RANCHO MIRAGE JOINT POWERS FINANCING AUTHORITY
Eisenhower Medical Center; Series 2001B                                     2,500,000    1.780%   01/01/26      2,500,000
                                                                                                             ------------
Total Variable Rate Demand Notes (Cost $6,500,000)                                                              6,500,000
                                                                                                             ------------
               Total Investments (Cost $182,692,282) (a) (98.53%)                                             203,875,260
               Other Net Assets  (1.47%)                                                                        3,033,400
                                                                                                             ------------
                    Net Assets   (100.00%)                                                                   $206,908,660
                                                                                                             ============

(a)  Aggregate cost for federal income tax purposes is  $182,301,019.  At August
     31, 2002, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

               Unrealized appreciation                                                                       $ 21,574,241
               Unrealized depreciation                                                                                 --
                                                                                                             ------------
               Net unrealized appreciation                                                                   $ 21,574,241
                                                                                                             ============

*Stated maturity reflects next reset date.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INSURED                             PORTFOLIO OF INVESTMENTS                                  8/31/2002
INTERMEDIATE FUND

SECURITY DESCRIPTION                                                       PAR VALUE     RATE     MATURITY  VALUE (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
LONG-TERM SECURITIES (97.22%)

ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY
Tax-Exempt Senior Lien Revenue Bonds Series A                            $    340,000    5.125%   10/01/16   $    363,348

CALIFORNIA STATE PUBLIC WORKS BOARD
CA State Prison--Lassen County; 2001 Series A                                 400,000    5.250%   06/01/11        453,652
CA State Prison--Madera County; 1993 Series E                                 500,000    5.500%   06/01/15        574,860
California Community Colleges; 1996 Series A                                  465,000    6.000%   03/01/05        512,876
Lease Revenue Refunding Bonds, 2001 Series A                                  500,000    5.250%   06/01/12        563,810

CALIFORNIA STATE UNIVERSITY INSTITUTE
Revenue Bonds, Series 1996                                                    200,000    4.600%   06/01/06        217,432

CALIFORNIA, STATE OF
General Obligation Bonds                                                      600,000    5.750%   12/01/10        704,460

CAMARILLO PUBLIC FINANCE AUTHORITY
Revenue Refunding Bonds; 1999 Series A                                        500,000    5.000%   12/01/12        555,915

CAMPBELL  UNION HIGH SCHOOL DISTRICT
General Obligation Bonds. Series 2000                                         425,000    5.250%   08/01/09        485,197

CASTAIC LAKE WATER AGENCY
Water System Improvement Projects, Series 1994A                               300,000    7.250%   08/01/09        378,270

CENTRAL VALLEY SCHOOL DISTRICTS FINANCING AUTHORITY
General Obligation Refi. Bonds, Series A                                      400,000    6.150%   02/01/09        473,272

                                       10

--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INSURED                             PORTFOLIO OF INVESTMENTS                                  8/31/2002
INTERMEDIATE FUND                                     CONTINUED

SECURITY DESCRIPTION                                                       PAR VALUE     RATE     MATURITY  VALUE (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------

CHICO UNIFIED SCHOOL DISTRICT
General Obligation Refunding Bonds                                       $    400,000    8.500%   08/01/07   $    510,816

CONTRA COSTA WATER DISTRICT
Water Revenue Refunding Bonds, Series K                                       400,000    5.000%   10/01/09        451,536

DESERT SANDS UNIFIED SCHOOL DISTRICT
Certificates of Participation, Series 1995                                    500,000    5.300%   03/01/07        544,950

EASTERN MUNICIPAL WATER DISTRICT
Certificates of Participation; Series A                                       550,000    5.250%   07/01/12        618,140

ELSINORE VALLEY MUNICIPAL WATER DISTRICT
Certificates of Participation, Series A                                       500,000    5.900%   07/01/05        557,685

IMPERIAL IRRIGATION DISTRICT
Certificates of Participation; 1997 Capital Projects                          600,000    5.200%   11/01/09        685,392

INTERMODAL CONTAINER TRANSFER FACILITIES JOINT POWERS AUTHORITY
Refunding Revenue Bonds; 1999 Series A                                        490,000    5.125%   11/01/13        549,094

IRVINE PUBLIC FACILITIES AND INFRASTRUCTURE AUTHORITY
Assessment Revenue Bonds, Series A                                            300,000    4.700%   09/02/14        318,546

LIVERMORE VALLEY JOINT UNIFIED SCHOOL DISTRICT
General Obligation Bonds; Series 2002                                         495,000    5.000%   08/01/17        525,601

LOS ANGELES COUNTY METROPOLITAN TRANSPORTATION AUTHORITY
Sales Tax Revenue Bonds, Series A                                             500,000    5.500%   07/01/08        575,105
LOS ANGELES DEPARTMENT OF WATER AND POWER
Power Project Revenue Bond; 2001 Series A                                     500,000    5.250%   07/01/14        551,195

LOS ANGELES UNIFIED SCHOOL DISTRICT
General Obligation Bonds, 1997 Series A                                       400,000    6.000%   07/01/07        465,564

LOS ANGELES, CITY OF
Sanitation Equipment Charge Revenue Bonds; Series 2001-A                      500,000    5.000%   02/01/08        557,875
Sanitation Equipment Charge Revenue Bonds; Series 2001-A                      500,000    5.250%   02/01/14        549,915

LOS ANGELES, COUNTY OF
Pension Obligation Certificates; Series A                                     400,000    6.900%   06/30/08        488,884

NORTH ORANGE COUNTY COMMUNITY COLLEGE DISTRICT
General Obligation Bonds; 2002 Series A                                       500,000    5.000%   08/01/12        557,945

NORWALK COMMUNITY FACILITIES FINANCING AUTHORITY
City Hall Lease Revenue Refunding Bonds; 1999                                 200,000    5.000%   02/01/09        223,442

OAK PARK UNIFIED SCHOOL DISTRICT
General Obligation, Refunding Bonds                                           600,000    5.150%   05/01/07        676,332

OLIVENHAIN MUNICIPAL WATER DISTRICT
1997 Capital Projects and Refunding                                           500,000    4.750%   06/01/06        549,135

ORANGE COUNTY LOCAL TRANSPORTATION AUTHORITY
Measure M Sales Tax Revenue Bonds; Series 1998 A                              500,000    5.500%   02/15/07        565,950

PASADENA UNIFIED SCHOOL DISTRICT
General Obligation Series B                                                   400,000    5.000%   07/01/07        447,788

PITTSBURG REDEVELOPMENT AGENCY
Los Medanos Community Development Project; Series 2002A                       500,000    5.000%   08/01/11        558,645

PORT OF OAKLAND
Revenue Bonds; 2002 Series M                                                  500,000    5.000%   11/01/12        559,145

RANCHO MIRAGE JOINT POWERS FINANCING AUTHORITY
Eisenhower Medical Center; Series 1997A                                       385,000    5.250%   07/01/12        418,530

SACRAMENTO REDEVELOPMENT AGENCY
Downtown Sacramento Project, Series 1998C                                     500,000    4.750%   11/01/08        557,875

SAN DIEGO COUNTY WATER AUTHORITY
Water Revenue Refunding COP Series 1993 A                                     600,000    5.500%   05/01/05        659,190

SAN DIEGO PUBLIC FACILITIES FINANCING AUTHORITY
Sewer Revenue Refunding Bonds, Series A                                       500,000    5.100%   05/15/10        544,125

SAN FRANCISCO AIRPORT COMMISSION
SF Intl. Airport Revenue, Second Series B                                     450,000    5.500%   05/01/09        510,773

SAN FRANCISCO STATE BUILDING AUTHORITY
Civic Center Complex; 1996 Series A                                           400,000    6.000%   12/01/09        476,524

SAN FRANCISCO, CITY & COUNTY
City Hall Improvement Project, Series A                                       500,000    5.100%   06/15/06        536,800

SAN JOSE FINANCING AUTHORITY
Lease Revenue Bonds Series 2001F                                              480,000    4.500%   09/01/09        526,123

                                       11

--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INSURED                             PORTFOLIO OF INVESTMENTS                                  8/31/2002
INTERMEDIATE FUND                                     CONTINUED

SECURITY DESCRIPTION                                                       PAR VALUE     RATE     MATURITY  VALUE (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------

SAN JOSE REDEVELOPMENT AGENCY
Merged Area Redevelopment Project Series 1997                            $    500,000    6.000%   08/01/15   $    600,670

SAN MATEO COUNTY TRANSIT DISTRICT
Limited Tax Bonds; 1993 Series A                                              300,000    5.000%   06/01/11        335,097

SAN MATEO COUNTY JOINT POWERS FINANCING AUTHORITY
Lease Revenue Bonds; Series A                                                 510,000    4.000%   07/15/10        536,010

SANTA CLARA COUNTY FINANCING AUTHORITY
Lease Revenue Bonds, 2000 Series A                                            400,000    5.500%   05/15/10        460,616

SANTA ROSA HIGH SCHOOL DISTRICT
General Obligation Bonds, Series 2001                                         390,000    4.625%   05/01/08        429,425

SARATOGA UNION SCHOOL DISTRICT
1997 General Obligation Series A                                              600,000    4.900%   09/01/09        683,814

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY
San Juan Power Projects; 2002 Refunding Series A                              500,000    5.500%   01/01/13        572,530

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
Hospital Revenue Bonds, Series 2000                                           500,000    4.375%   12/01/09        544,494

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
Multiple Purpose Projects; Series O                                           500,000    5.750%   09/01/10        587,080
                                                                                                             ------------
Total Long-Term Securities (Cost $24,683,816)                                                                  26,351,448
                                                                                                             ------------
VARIABLE RATE DEMAND NOTES * (1.48%)

IRVINE RANCH WATER DISTRICT
General Obligation; Consolidated Series 1991                                  400,000    1.850%   08/01/16        400,000
                                                                                                             ------------
Total Variable Rate Demand Notes (Cost $400,000)                                                                  400,000
                                                                                                             ------------
               Total Investments (Cost $25,083,816) (a) (98.69%)                                               26,751,448
               Other Net Assets  (1.31%)                                                                          353,759
                                                                                                             ------------
                    Net Assets   (100.00%)                                                                   $ 27,105,207
                                                                                                             ============

(a)  Aggregate  cost for federal income tax purposes is  $25,077,653.  At August
     31, 2002, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

               Unrealized appreciation                                                                       $  1,673,795
               Unrealized depreciation                                                                                 --
                                                                                                             ------------
               Net unrealized appreciation                                                                   $  1,673,795
                                                                                                             ============

*Stated maturity reflects next reset date.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
   SHORT-TERM U.S.           PORTFOLIO OF INVESTMENTS                  8/31/2002
GOVERNMENT BOND FUND

      PAR VALUE          RATE              MATURITY          VALUE (NOTE 1)
--------------------------------------------------------------------------------

US Treasury Bills (8.18%)
    $   900,000         1.575%             01/09/03           $    894,796
                                                              ------------
          Total US Treasury Bills (cost $894,796)                  894,796
                                                              ------------
US Treasury Notes (58.75%)
      1,000,000         5.750%             11/30/02              1,009,648
      1,700,000         4.250%             03/31/03              1,725,500
      1,600,000         5.250%             08/15/03              1,652,688
      1,900,000         6.000%             08/15/04              2,041,164
                                                              ------------
          Total US Treasury Notes (cost $6,340,652)              6,429,000
                                                              ------------
US Treasury Bonds (24.30%)
      1,300,000        10.750%             02/15/03              1,352,406
      1,200,000        11.125%             08/15/03              1,306,126
                                                              ------------
          Total United States Treasury Bonds
             (cost $2,622,960)                                   2,658,532
                                                              ------------
Total Investments (cost $9,858,408) (a) (91.23%)                 9,982,328
   Other Net Assets (8.77%)                                        960,054
                                                              ------------
      Net Assets (100.00%)                                    $ 10,942,382
                                                              ============

(a) Aggregate cost for federal income tax purposes is $9,858,408. At August 31, 2002, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation                                       $    123,920
Unrealized depreciation                                                 --
                                                              ------------
   Net unrealized appreciation                                $    123,920
                                                              ============

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
U.S. GOVERNMENT              PORTFOLIO OF INVESTMENTS                  8/31/2002
SECURITIES FUND

      PAR VALUE          RATE              MATURITY          VALUE (NOTE 1)
--------------------------------------------------------------------------------

Government National Mortgage Association (49.09%)
    $ 1,516,284         7.500%             06/15/31           $  1,604,013
      1,664,930         7.500%             09/15/31              1,761,260
      1,623,676         7.500%             10/15/31              1,717,619
        596,586         6.000%             04/15/14                624,960
        754,610         6.000%             04/15/14                790,498
        804,728         7.000%             08/15/14                859,987
        523,210         7.000%             08/15/14                559,138
        947,314         7.500%             03/15/16              1,024,680
      1,391,452         6.500%             04/15/16              1,464,834
        766,103         7.500%             04/15/16                828,669
        871,358         6.000%             04/15/16                908,986
        814,479         6.000%             05/15/16                849,650
        881,543         6.500%             08/15/16                928,034
        845,367         6.500%             08/15/16                889,949
      1,359,005         7.000%             08/15/16              1,452,640
         26,789        10.000%             09/15/18                 30,362
         34,819         9.000%             10/15/18                 38,621
                                                              ------------
          Total Government National Mortgage Association
             (cost $15,837,635)                                 16,333,900
                                                              ------------
United States Treasury Bonds (33.67%)
      2,000,000         7.250%             05/15/16              2,500,860
      1,500,000         8.000%             11/15/21              2,045,625
      3,300,000         7.625%             11/15/22              4,364,250
      2,200,000         6.250%             08/15/23              2,291,172
                                                              ------------
          Total United States Treasury Bonds
             (cost $10,536,621)                                 11,201,907
                                                              ------------
United States Treasury Note  (8.00%)
      2,500,000         4.750%             11/15/08              2,662,695
                                                              ------------
          Total United States Treasury Notes
             (cost $2,547,507)

United States Treasury Bills (3.30%)
      1,100,000         1.700%             09/19/02              1,099,096
                                                              ------------
          Total United States Treasury Bills
             (cost $1,099,096)                                   1,099,096
                                                              ------------
Total Investments (cost $30,020,859)(a) (94.06%)                31,297,598
   Other Net Assets (5.94%)                                      1,977,249
                                                              ------------
      Net Assets (100.00%)                                    $ 33,274,847
                                                              ============

(a) Aggregate cost for federal income tax purposes is $30,020,859. At August 31, 2002, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation                                       $  1,276,739
Unrealized depreciation                                                 --
                                                              ------------
   Net unrealized appreciation                                $  1,276,739
                                                              ============

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
THE UNITED STATES            PORTFOLIO OF INVESTMENTS                  8/31/2002
 TREASURY TRUST

      PAR VALUE          RATE              MATURITY          VALUE (NOTE 1)
--------------------------------------------------------------------------------

United States Treasury Bills (99.92%)
    $ 6,400,000         1.950%             09/05/02           $  6,398,704
      5,400,000         1.720%             09/12/02              5,397,303
      7,300,000         1.700%             09/19/02              7,293,948
      9,900,000         1.680%             09/26/02              9,888,509
        500,000         2.040%             10/03/02                499,254
      2,800,000         1.695%             10/10/02              2,794,889
      1,100,000         1.680%             10/17/02              1,097,681
        200,000         1.850%             11/07/02                199,403
      4,200,000         1.870%             11/14/02              4,186,649
      5,900,000         1.575%             01/09/03              5,866,346
      4,400,000         1.690%             01/30/03              4,370,287
      3,000,000         1.575%             02/13/03              2,977,725
                                                              ------------
Total Investments (cost $50,970,698)(a)(99.97%)                 50,970,698
Other Net Assets (0.08%)                                            42,338
                                                              ------------
   Net Assets (100.00%)                                       $ 51,013,036
                                                              ============

(a)  Aggregate cost for federal income tax purposes is $50,970,698.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
S&P 500 INDEX FUND          PORTFOLIO OF INVESTMENTS                   8/31/2002

COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Common Stock (98.13%)
Banking & Financial Service (20.20%)
ACE Ltd.                                                  3,500    $    111,335
Aetna Inc.                                                2,055          87,564
Aflac Inc.                                                5,657         173,161
Allstate Corp                                             7,167         266,756
AMBAC Financial Group                                     1,155          66,424
American Express Company                                 14,477         522,041
American International Group                             28,462       1,787,414
Amsouth Bancorporation                                    3,095          69,545
AON Corp.                                                 3,164          62,521
Bank of America Corp.                                    16,765       1,174,891
Bank of New York Co Inc                                   7,938         279,021
Bank One Corp.                                           12,780         523,341
BB&T Corporation                                          5,510         209,656
Bear Stearns Companies Inc.                               1,084          69,300
Capital One Financial Corp.                               2,464          87,891
Charter One Financial Inc.                                3,097         104,369
Chubb Corp.                                               1,862         115,239
Cigna Corp.                                               1,533         130,489
Cincinnati Financial Corp.                                1,866          74,136
Citigroup Inc                                            56,073       1,836,391
Comerica Inc.                                             1,912         111,852
Countrywide Credit Ind Inc.                               1,184          62,148
Equity Office Properties Trust                            5,300         147,764
Equity Residential Properties Trust                       3,600         100,512
Fannie Mae                                               11,857         898,523
Fifth Third Bancorp                                       5,219         349,777
First Tennessee Ntl., Corp.                               1,382          52,931
Fleet Boston Financial Corp.                             11,386         274,744
Franklin Resources Inc                                    3,335         116,725
Freddie Mac                                               7,577         485,686
Golden West Financial Corp.                               1,863         126,665
Goldman Sachs Group Inc                                   5,162         399,023
Hartford Financial Services                               2,700         135,054
Household International Inc.                              4,975         179,647
Huntington Bancshares                                     1,696          34,242
Jefferson-Pilot Corp.                                     1,754          73,878
John Hancock Financial Svcs                               3,220          97,727
JP Morgan Chase & Co.                                    21,694         572,722
Keycorp                                                   4,642         124,545
Lehman Brothers Holdings Inc.                               642          36,600
Lincoln National Corp.                                    2,317          85,845
Marsh & McLennan Cos                                      5,973         290,586
Marshall and Isley Corp.                                  2,900          88,740
MBIA Inc.                                                 1,761          80,936
MBNA Corp.                                               13,057         263,751
Mellon Financial Corp.                                    4,816         133,162
Merrill Lynch & Co.                                       9,668         350,175
Metlife Inc.                                              7,678         206,692
MGIC Investment Corp.                                     1,156          69,603
Morgan Stanley Dean Witter & Company                     11,998         512,555
National City Corp.                                       6,628         206,595
North Fork Bancorp                                        2,168          90,991
Northern Trust Corp.                                      2,725         116,467
Pinnacle West Capital Corp.                               1,114          37,219
PNC Financial Services Group                              3,091         142,464
Principal Financial Group*                                4,500         131,985
Progressive Corp-Ohio                                     2,404         129,215
Providian Financial Corp.*                                4,116          23,379
Prudential Financial Inc*                                 6,380         192,676
Regions Financial Corp.                                   2,494          89,086
Safeco Corp.                                              1,731          57,313
Schwab (Charles) Corp.                                   14,907         136,846
SLM Corp                                                    361          33,086
SouthTrust Corp.                                            838          21,989
St. Paul Companies                                        2,563          77,966
Starwood Hotels & Resorts Worldwide Inc.                  2,600          67,028
State Street Corp.                                        1,424          61,688
Suntrust Banks Inc.                                       3,393         229,061
Synovus Financial Corp.                                   3,382          81,743
T Rowe Price Group Inc.                                   1,659          46,933
Torchmark Corp.                                           1,573          58,752
Travelers Property Casualty Corp*                         6,072    $     98,674
Union Planters Corp.                                      2,733          84,887
UnumProvident Corp                                        1,922          44,514
US Bancorp                                               20,808         447,164
Wachovia Corp                                            14,895         548,881
Washington Mutual Inc.                                   10,601         400,824
Wells Fargo & Company                                    17,628         920,005
XL Capital Ltd.                                           1,700         125,137
Zions Bancorporation                                      1,200          65,544
                                                                   ------------
Total Banking & Financial Service                                    18,982,407
                                                                   ------------
Capital Good (5.95%)
3M Co.                                                    4,239         529,663
Allied Waste Industries Inc.*                               491           4,277
Caterpillar Inc.                                          3,738         163,126
Cooper Industries Ltd                                     1,425          46,626
Cummins Engine                                              482          14,359
Danaher Corp.                                             1,826         109,834
Deere & Co.                                               2,593         119,071
Dover Corp.                                               2,706          77,743
Emerson Electric Co.                                      4,595         224,144
Fluor Corp.                                                 907          25,088
General Electric Company                                108,228       3,263,074
Grainger (W.W.) Inc.                                      1,314          59,196
Illinois Tool Works                                       3,334         228,446
Ingersoll-Rand Co                                         1,790          67,215
Johnson Controls Inc.                                       906          78,179
Molex Inc.                                                2,497          74,161
Pall Corporation                                          1,325          22,393
Parker Hannifin Corp.                                     1,273          51,633
Power-One Inc.*                                           1,000           4,230
Teradyne Inc.*                                            2,473          31,283
Thermo Electron Corp.*                                      740          13,157
Tyco International Ltd                                   21,731         340,959
Vulcan Materials Co.                                      1,192          46,512
                                                                   ------------
Total Capital Good                                                    5,594,369
                                                                   ------------
Consumer Cyclical (8.15%)
American Greetings                                          815          13,611
Autozone Inc.*                                              346          25,033
Bed Bath & Beyond Inc.*                                     682          21,865
Best Buy Co. Inc.*                                        3,985          84,482
Big Lots Inc*                                               312           5,257
Black & Decker Corporation                                1,368          61,382
Circuit City Stores-Circuit                               2,205          30,738
Cooper Tire & Rubber                                        907          18,938
Costco Wholesale Corp.*                                   4,957         165,613
Dana Corp.                                                1,710          28,967
Delphi Automotive Systems                                 7,832          76,362
Dillards Inc.                                             1,198          29,423
Dollar General Corp.                                      3,773          56,520
Eaton Corp.                                                 964          68,193
Family Dollar Stores                                      2,300          65,665
Federated Department Stores*                              2,316          83,144
Ford Motor Company                                       19,723         232,140
Gap Inc.                                                  9,475         111,142
General Motors Corp.                                      6,116         292,712
Genuine Parts Co.                                         2,055          68,329
Goodrich (B.F.) Co.                                       1,421          29,656
Goodyear Tire & Rubber Co.                                1,878          25,391
Hasbro Inc.                                               2,183          28,706
Home Depot Inc.                                          25,644         844,457
ITT Industries Inc.                                       1,209          82,188
Kohls Corp.*                                              3,658         255,036
Limited Inc.                                              5,944          90,884
Liz Claiborne Inc.                                        1,600          45,152
Lowe's Companies                                          5,386         222,873
Marriott International Inc.                               3,231         105,751
Masco Corp.                                               5,951         143,776
Mattel Inc.                                               4,007          77,856
May Department Stores Co.                                 3,114          91,334
Maytag Corp.                                              1,065          34,762
Newell Rubbermaid Inc.                                    3,389         117,259
Nike Inc.                                                 2,928         126,431

--------------------------------------------------------------------------------
S&P 500 INDEX FUND          PORTFOLIO OF INVESTMENTS                   8/31/2002
                                   CONTINUED
COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Nordstrom Inc.                                            1,760    $     34,021
Paccar Inc.                                               1,273          44,950
Penney (J.C.) Co.                                         3,183          55,257
Radio Shack Corporation                                   2,575          56,109
Reebok International Ltd.*                                  657          16,070
Sears, Roebuck And Co.                                    3,432         156,190
Snap-On Inc.                                                689          19,471
Stanley Works                                               960          33,485
Target Corporation                                       10,470         358,074
Tiffany & Co.                                             1,860          46,128
TJX Companies Inc.                                        6,466         127,897
Toys R US Inc.*                                           3,377          45,015
TRW Inc                                                   1,443          82,828
V.F. Corporation                                          1,419          57,626
Visteon Corp                                              2,259          25,730
Wal-Mart Stores Inc.                                     48,454       2,591,320
Whirlpool Corp.                                             825          45,631
                                                                   ------------
Total Consumer Cyclical                                               7,656,830
                                                                   ------------
Consumer Non-Durable (27.13%)
Abbott Laboratories                                      16,987         679,990
Alberto-Culver Co.                                          636          31,329
Albertson's Inc.                                          4,417         113,605
Allergan Inc.                                             1,473          86,495
AmerisourceBergen Corp                                    1,367          99,121
Anheuser-Busch Companies Inc.                             7,143         379,722
Archer-Daniels-Midland Co.                                7,123          86,829
Autodesk Inc.                                             1,124          14,949
Avery Dennison Corp.                                      1,454          91,776
Avon Products                                             2,583         125,895
Bard (C.R.) Inc.                                            642          35,143
Bausch & Lomb Inc.                                          648          20,406
Baxter International Inc.                                 6,536         237,191
Becton Dickinson & Co.                                    2,828          86,339
Biomet Inc.                                               2,906          78,055
Boston Scientific Corp.*                                  4,432         129,193
Bristol-Myers Squibb Co.                                 21,105         526,570
Brown-Forman Corp.                                          769          54,161
Brunswick Corp.                                           1,043          25,501
Campbell Soup Company                                     4,463         103,318
Cardinal Health Inc.                                      4,699         304,683
Carnival Corp.                                            6,402         156,657
Cintas Group                                              2,200          96,822
Clear Channel Communications*                             6,684         228,459
Clorox Company                                            2,518         108,425
Coca-Cola Co.                                            27,057       1,379,907
Coca-Cola Enterprises                                     5,460         110,347
Colgate-Palmolive Company                                 5,959         325,063
Comcast Corp.*                                           10,320         245,926
Computer Associates International Inc.                    7,453          83,474
Computer Sciences Corp.*                                  2,268          83,530
Conagra Inc.                                              5,861         154,086
Concord EFS Inc.*                                         6,000         122,460
Coors (Adolph)                                              577          34,649
CVS Corp.                                                 4,259         125,172
Darden Restaurants Inc.                                   2,554          65,459
Deluxe Corp.                                              1,034          47,006
Disney (Walt) Co                                         22,239         348,708
Donnelley (R.R.) & Sons Co.                               1,658          43,738
Dow Jones & Co. Inc.                                      1,030          43,827
Eli Lilly & Co.                                          12,239         710,474
Forest Labs CL A*                                         1,942         141,766
Fortune Brands Inc.                                       1,638          85,946
Gannett Co. Inc.                                          2,907         220,816
General Mills Inc.                                        3,992         168,023
Gillette Company                                         11,514         363,036
Guidant Corp.*                                            1,790          65,872
Harrah's Entertainment Inc.*                              1,220          57,999
HCA - The Healthcare Company                              5,609         261,099
Health Mgmt. Assoc. Cl.A.*                                3,400          65,450
Healthsouth Corp.*                                        5,113          27,559
Heinz (H.J.) Co.                                          3,823         144,395
Hershey Foods Corp.                                       1,680         127,260
Hilton Hotels Corp.                                       3,362    $     38,697
Humana Inc.*                                              1,779          23,661
IMS Health Inc.                                           3,128          54,427
International Flavors & Fragrances                        1,166          37,604
Interpublic Group Cos. Inc.                               4,018          73,248
Johnson & Johnson                                        32,794       1,781,042
Jones Apparel Group*                                      1,602          57,816
Kellogg Co.                                               4,469         143,723
Knight Ridder Inc                                         1,015          61,641
Kroger Co.*                                               7,448         134,660
Loews Corp.                                               2,055         107,908
Manor Care Inc.*                                          1,154          27,050
McDonald's Corp.                                         13,842         328,886
McGraw-Hill Companies Inc.                                2,115         134,112
Mckesson HBOC Inc.                                        3,640         122,086
Medimmune Inc.*                                           2,901          74,469
Medtronic Inc.                                           13,331         548,971
Merck & Co., Inc.                                        24,920       1,258,958
Meredith Corp.                                              552          21,870
New York Times Co.                                        2,073          97,846
Office Depot Inc.*                                        3,972          51,318
Omnicom Group                                             2,079         125,780
Paychex Inc.                                              4,500         105,300
Pepsi Bottling Group Inc.                                 3,600         105,120
Pepsico Inc.                                             19,249         761,298
Pfizer Inc.                                              68,021       2,250,135
Pharmacia Corporation                                    14,086         615,558
Philip Morris Companies Inc.                             23,295       1,164,750
Procter & Gamble Co.                                     12,478       1,106,175
Qwest Communications International*                      20,892          67,899
Sabre Holdings Corp*                                      1,810          48,707
Safeway Inc.*                                             5,259         135,787
Sara Lee Corp.                                            8,550         157,662
Schering-Plough Corporation                              15,979         368,795
Simon Property Group Inc.                                 2,300          81,857
ST Jude Medical Inc.*                                     1,919          71,406
Staples Inc.*                                             6,459          89,780
Starbucks Corp.*                                          5,000         100,500
Stryker Corp.*                                            2,143         120,801
Sungard D.S., Inc.*                                       3,600          88,740
Supervalu Inc.                                            1,939          40,273
Sysco Corp.                                               7,986         226,483
Tenet Healthcare Corporation*                             3,436         162,076
Tribune Co.                                               1,440          60,062
Tupperware Corp.                                            698          12,732
UnitedHealth Group Incorporated                           3,354         296,326
Univision Communications, Inc.*                           2,180          50,794
UST Inc.                                                  2,003          69,524
Viacom Inc.*                                             19,255         783,679
Walgreen Co.                                             11,613         403,552
Watson Pharmaceutical Inc.*                               1,394          32,508
Wellpoint Health Networks*                                  328          24,393
Wendy's International Inc.                                1,441          51,458
Winn-Dixie Stores Inc.                                    1,670          26,971
Wrigley (WM.) JR Co.                                      2,459         125,188
Wyeth                                                    14,438         617,946
Yum! Brands Inc*                                          3,800         115,254
Zimmer Holdings Inc*                                      2,556          94,316
                                                                   ------------
Total Consumer Non-Durable                                           25,493,259
                                                                   ------------
Energy (5.96%)
AES Corp.*                                                7,142          21,569
Amerada Hess Corp.                                        1,072          78,363
Anadarko Petroleum Corp.                                  2,704         120,707
Apache Corp.                                              1,840         101,310
Ashland Inc                                                 823          23,587
Baker Hughes Inc.                                         3,644         100,210
BJ Services*                                              2,090          63,745
Burlington Resources Inc.                                 2,067          79,517
ChevronTexaco Corp.                                      11,631         891,284
Devon Energy Corporation                                  1,790          84,130
Dynegy, Inc.                                              3,790           7,883
El Paso Corp.                                             6,523         110,304

--------------------------------------------------------------------------------
S&P 500 INDEX FUND          PORTFOLIO OF INVESTMENTS                   8/31/2002
                                   CONTINUED
COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
EOG Resources Inc.                                        1,550    $     54,002
Exxon Mobil Corp.                                        73,861       2,618,372
Halliburton Co                                            6,094          92,629
Kerr-McGee Corp.                                            960          44,976
Kinder Morgan, Inc.                                       1,636          67,387
Marathon Oil Corp                                         3,704          91,674
McDermott International Inc.*                               640           4,512
Nabors Industries Ltd*                                    1,906          62,936
Occidental Petroleum Corp.                                4,101         121,800
Phillips Petroleum Co.                                    4,162         218,838
Rowan Companies Inc.                                        884          18,193
Schlumberger Ltd.                                         6,285         271,575
Sunoco Inc.                                               1,101          39,063
Transocean Sedco Forex Inc.                               4,150         101,675
Unocal Corp.                                              3,195         105,659
                                                                   ------------
Total Energy                                                          5,595,900
                                                                   ------------
Manufacturing (5.17%)
Air Products & Chemicals Inc                              2,791         130,926
Alcoa Inc                                                 9,224         231,430
Allegheny Technologies Inc.                               1,185          10,298
American Standard Co.*                                    1,000          71,630
Applied Materials Inc.*                                  17,838         238,316
Applied Micro Circuits Corp.*                             4,000          15,400
Ball Corp.                                                  682          33,970
Bemis Co.                                                   613          32,477
Boise Cascade Corp.                                         578          15,635
Centex Corp.                                                660          33,323
Citrix Systems Inc.*                                      2,280          14,364
Comverse Technology Inc.*                                 2,372          19,403
Corning Inc.*                                            11,639          23,278
Crane Co.                                                   632          14,441
Dell Computer Corp.*                                     28,269         752,521
Dow Chemical Company                                      9,879         298,543
Du Pont (E.I.) de Nemours & Co                           10,818         436,074
Eastman Chemical Company                                    859          38,543
Eastman Kodak Co.                                         3,169          96,781
Ecolab Inc.                                               1,451          65,353
EMC Corp-Mass*                                           24,215         163,693
Engelhard Corp                                            1,577          41,254
Freeport-McMoran Copper & Gold Inc.*                      2,435          39,910
Gateway Inc.*                                             4,420          15,470
Georgia-Pacific (Georgia-Pacific Group)                   2,940          61,887
Great Lakes Chemical Corp.                                  708          20,362
Hercules Inc.*                                            1,237          12,989
International Game Tech.*                                 1,175          75,999
International Paper Co.                                   5,263         198,152
KB Home                                                     488          23,400
Kimberly-Clark Corp.                                      5,653         338,276
Leggett & Platt Inc.                                      2,798          64,774
Louisiana-Pacific Corp*                                   1,247           9,664
MeadWestvaco Corp.                                        2,255          52,519
Millipore Corp.                                           1,016          35,855
Newmont Mining Corp.                                      4,265         121,510
Novellus Systems Inc.*                                    1,757          42,976
Nucor Corp.                                                 948          47,438
Pactiv Corporation*                                       2,123          38,554
Phelps Dodge Corp.*                                       1,035          33,441
Plum Creek Timber Co Inc (REIT)                           2,500          64,350
PPG Industries Inc.                                       1,840         103,537
Praxair Inc.                                              1,710          95,811
Pulte Corp.                                               1,100          52,514
Rohm & Haas Co.                                           2,927         106,514
Sealed Air Corp.*                                         1,416          21,934
Sherwin-Williams Co.                                      1,867          50,409
Sigma-Aldrich                                             1,062          54,162
Temple-Inland Inc.                                          636          32,531
Textron Inc.                                              1,524          59,207
United States Steel Corp                                    919          12,618
Waters Corp.*                                             2,000          49,960
Weyerhaeuser Co.                                          2,379         129,679
Worthington Industries                                      980          17,395
                                                                   ------------
Total Manufacturing                                                   4,861,450
                                                                   ------------
Service (1.45%)
Apollo Group Inc.*                                        2,274    $     95,121
Automatic Data Processing                                 6,750         254,948
Block H & R Inc.                                          2,298         112,372
Cendant Corporation*                                     10,837         155,077
Convergys Corp.*                                          2,000          35,780
Equifax Inc.                                              1,543          35,921
First Data Corp.                                          8,694         302,117
Fiserv, Inc.*                                             2,071          76,234
Jabil Circuits, Inc.*                                     2,500          46,775
Mercury Interactive Corp.*                                1,100          27,951
Moody's Corp.                                             1,842          89,005
Palm Inc*                                                 7,693           5,847
Quintiles Transnational Corp.*                            2,682          26,900
Robert Half Intl.*                                        2,416          41,845
TMP Worldwide Inc.*                                       1,500          16,380
Waste Management Inc                                      1,526          38,806
                                                                   ------------
Total Service                                                         1,361,079
                                                                   ------------
Technology (15.92%)
ADC Telecommunications Inc.*                              8,684          11,116
Adobe Systems Inc                                         2,966          59,617
Advanced Micro Devices*                                   3,138          27,771
Agilent Technologies Inc.*                                5,512          74,026
Altera Corp*                                              5,080          54,407
American Power Conversion*                                2,500          31,275
Amgen Inc.*                                              16,993         765,195
Analog Devices Inc.*                                      4,718         113,704
Andrew Corp*                                                963           9,620
AOL Time Warner Inc.*                                    48,504         613,576
Apple Computer Inc.*                                      4,384          64,664
Applied Biosystems Group - Applera Corp                   2,828          56,023
AT&T Wireless Services Inc*                              29,463         145,547
Avaya Inc.*                                               3,678           7,724
Biogen Inc.*                                              2,002          67,067
BMC Software Inc.*                                        3,225          44,828
Boeing Co.                                                9,146         339,042
Broadcom Corp.*                                           3,000          49,470
Chiron Corp.*                                             2,492          94,422
Ciena Corp.*                                              4,300          17,454
Cisco Systems Inc.*                                      79,714       1,101,647
Compuware Corp.*                                          5,561          20,186
Ebay, Inc.*                                               3,057         172,782
Electronic Arts*                                          1,800         113,868
Electronic Data Systems Corp                              5,220         210,157
General Dynamics Corp.                                    2,201         173,087
Genzyme Corp.*                                            2,750          56,870
Hewlett-Packard Co                                       32,859         441,296
Honeywell International Inc                               8,905         266,705
Intel Corp.                                              65,760       1,096,219
International Business Machines Corp.                    18,648       1,405,686
Intuit Inc.*                                              2,313         103,229
JDS Uniphase Corp.*                                      17,850          48,017
King Pharmaceuticals Inc.*                                3,066          65,336
Kla-Tencor Corp.*                                         2,282          75,009
Lexmark International Inc.*                               1,713          80,854
Linear Technology Corp.                                   3,900         102,258
Lockheed Martin Corporation                               4,910         310,901
LSI Logic Corp.*                                          5,628          41,253
Lucent Technologies Inc.*                                43,182          74,705
Maxim Integrated Products*                                3,529         111,552
Micron Technology Inc.*                                   7,624         131,514
Microsoft Corp.*                                         58,992       2,895,327
Monsanto Co                                               2,997          55,055
Motorola Inc.                                            24,706         296,472
National Semiconductor Corp.*                             2,073          33,147
Network Appliance Inc.*                                   4,002          38,179
Nextel Communications Inc.*                              10,122          77,028
Northrop Grumman Corp.                                    1,414         173,639
Novell Inc.*                                              4,346          11,300
Nvidia Corp.*                                             1,900          19,201
Oracle Corporation*                                      45,756         438,800
Parametric Technology Corp.*                                672           1,532

--------------------------------------------------------------------------------
S&P 500 INDEX FUND          PORTFOLIO OF INVESTMENTS                   8/31/2002
                                   CONTINUED
COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Peoplesoft Inc.*                                          3,878    $     62,358
PerkinElmer Inc.                                          1,114           6,350
Pitney Bowes Inc.                                         2,613          94,721
PMC - Sierra Inc.*                                        2,150          15,072
Qlogic Corp.*                                             1,200          40,260
Qualcomm Inc.*                                            8,383         232,293
Rational Software Corp.*                                  2,610          17,748
Raytheon Company                                          4,338         151,830
Rockwell Collins                                          2,612          55,505
Rockwell International Corp.                              2,612          48,113
Sanmina Corp.*                                            4,124          14,599
Scientific-Atlanta Inc.                                   1,698          25,029
Siebel Systems Inc*                                       5,320          45,060
Solectron Corp.*                                         10,512          39,105
Sun Microsystems Inc.*                                   35,305         130,275
Symbol Technologies, Inc.                                 3,292          30,023
Tektronix Inc.*                                           1,546          26,839
Tellabs Inc.*                                             5,486          30,996
Texas Instruments Inc.                                   18,879         371,916
Thomas & Betts Corp.*                                       758          12,242
Unisys Corporation*                                       2,323          20,675
United Technologies Corp.                                 5,157         306,274
Veritas Software Corp.*                                   4,915          79,574
Vitesse Semiconductor*                                    2,298           3,056
Xerox Corp.*                                              7,311          51,250
Xilinx Inc.*                                              4,222          81,569
Yahoo Inc*                                                7,500          77,175
                                                                   ------------
Total Technology                                                     14,959,266
                                                                   ------------
Transportation (2.12%)
AMR Corp/Del*                                             2,429          24,752
Burlington Northern Santa Fe Corp.                        4,184         120,332
Conoco Inc.*                                              6,833         167,750
CSX Corporation                                           2,750          95,783
Delta Air Lines Inc.                                      1,874          32,926
FedEx Corporation                                         3,355         158,859
Harley-Davidson Inc.                                      3,299         162,410
Navistar International*                                     734          18,350
Norfolk Southern Corp.                                    4,212          88,157
Ryder System Inc.                                           875          22,873
Southwest Airlines                                        8,241         117,105
Stilwell Financial Inc                                    2,924          40,761
Union Pacific Corp.                                       2,738         165,786
United Parcel Service Inc                                12,165         777,465
                                                                   ------------
Total Transportation                                                  1,993,309
                                                                   ------------
Utility (6.08%)
Allegheny Power System                                    1,570    $     32,421
Alltel Corp.                                              3,381         142,205
Ameren Corporation                                        1,719          75,722
American Electric Power                                   3,883         132,410
AT&T Corp.                                               41,406         505,981
Bellsouth Corporation                                    20,409         475,938
Calpine Corp.*                                            3,690          18,007
CenturyTel Inc.                                           1,881          50,881
Cinergy Corp.                                             1,734          59,650
Citizens Communications Company*                          3,500          25,620
CMS Energy Corp.                                            317           3,348
Consolidated Edison Inc.                                  2,309          93,953
Constellation Energy Group Inc.                           1,631          45,684
Dominion Resources Inc/Va                                 1,177          73,810
DTE Energy Company                                        1,656          71,059
Duke Energy Corp                                          9,034         242,382
Edison International*                                     4,661          55,839
Entergy Corp.                                             2,529         106,699
Exelon Corp.                                              3,503         164,010
FirstEnergy Corporation                                   3,247         107,151
FPL Group Inc.                                            1,917         109,422
KeySpan Corporation                                       1,700          59,568
Mirant Corp*                                              4,099          15,494
NCR Corporation*                                          1,197          33,636
NI Source, Inc.                                           1,784          35,484
Nicor Inc.                                                  577          16,387
Noble Corp*                                               1,760          54,683
Peoples Energy Corp.                                        436          14,571
PG&E Corp*                                                5,978          67,850
PPL Corporation                                           1,745          63,431
Progress Energy Inc.                                      2,418         112,485
Public Service Enterprise Group                           2,641          92,963
Reliant Energy Inc.                                       4,090          48,467
SBC Communications Inc.                                  36,369         899,769
Sempra Energy                                             2,248          53,974
Southern Co.                                              7,663         221,920
Sprint Corp. (FON Group)                                  9,707         112,601
Sprint Corp. (PCS Group)*                                11,740          46,490
Teco Energy, Inc.                                         2,200          43,450
TXU Corporation                                           2,910         140,728
Verizon Communications                                   29,650         919,150
Williams Cos. Inc.                                        6,979          22,461
XCEL Energy Inc.                                          4,390          42,407
                                                                   ------------
Total Utility                                                         5,710,161
                                                                   ------------
Total Common Stock (Cost $95,661,314)                                92,208,030
                                                                   ------------

  Par Value
  ---------

Short-Term Investments (1.60%)
$  1,000,000    United States Treasury Bills  09/19/02 (b)              999,165
     252,101    First American Prime Obligation Fund                    252,101
     252,101    First American Government Obligation Fund               252,101
                                                                   ------------
                Total Short-Term Investments (Cost $1,503,367)        1,503,367
                                                                   ------------
                Total Investments (Cost $97,164,681)(a)(99.73%)      93,711,397
                Other Net Assets (0.27%)                                249,423
                                                                   ------------
                   Net Assets (100.00%)                            $ 93,960,820
                                                                   ============

* Non- Income Producing Security

(a) Aggregate cost for federal income tax purposes is $97,164,681. At August 31, 2002, unrealized appreciation (depreciation) of securities for federal income tax purpose is as follows:

                Unrealized appreciation                            $ 13,397,106
                Unrealized depreciation                             (16,850,390)
                                                                   ------------
                   Net unrealized depreciation                     $ (3,453,284)
                                                                   ============

(b At August 31, 2002, certain United States Treasury Bills with a market value of $999,165 were pledged to cover margin requirements for futures contracts.

(c) Futures contracts at August 31, 2002: (Contracts-$250 times premium/ delivery month/commitment)
                                                                    UNREALIZED
                                                                   APPRECIATION
                                                                  (DEPRECIATION)
                S&P 500 Index:
                07/Sept 02/Long                                    $    (41,213)
                                                                   ============

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
S&P MIDCAP INDEX FUND       PORTFOLIO OF INVESTMENTS                   8/31/2002

COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Common Stock (93.31%)
Banking & Financial Service (19.10%)
Allmerica Financial Corp.                                 6,557    $    145,893
American Fin. Group, Inc.                                 8,106         202,812
Americredit Corp.*                                       10,707         153,753
AmerUs Group Co.                                         10,670         341,333
Associated Banc Corp.                                     8,806         306,537
Astoria Financial Corp.                                  12,577         421,078
Bank of Hawaii Corp.                                     10,948         316,178
Banknorth Group Inc.                                     20,468         533,805
Certegy Inc.*                                             9,012         296,134
Check Free Holding Corp.*                                 9,745         120,546
City National Corp.                                       6,229         335,868
Commerce Bank Corp.                                       8,323         394,593
Compass Bancshares, Inc.                                 15,792         530,453
E Trade*                                                 41,938         182,011
Eaton Vance Corp.                                         8,806         253,701
Edwards AG                                               10,488         394,768
Everest Re Holdings                                       6,360         344,712
Fidelity National Fin., Inc.                             11,522         345,084
First Virginia Banks, Inc.                                8,823         346,391
FirstMerit Corp.                                         11,224         279,814
Gallagher, Arthur J. & Co.                               10,291         298,027
Gartner Group, Inc. Cl B*                                 9,315          85,698
Golden State Bancorp Inc.                                16,312         562,764
Greater Bay Bancorp                                       6,126         154,375
Greenpoint Fin. Corp.                                    12,933         659,583
HCC Insurance Holdings Inc.                               7,603         184,373
Hibernia Bank                                            20,646         431,914
Horace Mann Educators                                     5,085          81,513
Hospitality Properties Trust                              6,943         240,783
Independence Community Bank                               7,132         221,591
IndyMac Bancorp Inc.*                                     7,777         177,316
Investment Tech. Group, Inc.*                             5,920         200,688
Investors Financial Services Corp.                        7,880         236,873
LaBranche & Co Inc.*                                      6,641         147,629
Legg Mason, Inc.                                          7,861         379,450
M&T Bank Corporation                                     12,078       1,036,292
Mercantile Bankshares Corp.                               8,952         364,078
Metris Companies Inc.                                     7,506          30,024
Mony Group Inc.                                           6,040         163,986
National Commerce Financial Corp.                        26,129         723,251
NCO Group, Inc.*                                          3,322          57,371
Neuberger Berman Inc.                                     9,078         286,956
New Plan Excel Realty Trust                              10,319         202,046
New York Community Bancorp Inc.                          13,137         410,006
Ohio Casualty Corp.*                                      8,587         144,090
Old Republic                                             16,049         515,173
Protective Life Corp.                                     8,518         279,816
Provident Financial Group                                 6,197         179,465
Radian Group Inc.                                        11,390         495,009
Roslyn Bancorp, Inc.                                     12,375         275,591
RSA Security Inc.*                                        7,178          16,940
SEI Investments Co.                                      14,113         409,277
Silicon Valley Bancshares*                                5,305         120,211
Sovereign Bancorp, Inc.                                  32,089         491,603
Stancorp Financial Group                                  3,727         203,867
TCF Financial Corp.                                       9,925         482,355
The PMI Group, Inc.                                      10,432         353,645
Unitron, Inc.                                             8,487         269,038
Waddell & Reed Financial Inc.                             8,674         165,760
West America Bancorp                                      4,768         198,921
Wilmington Trust Corp.                                    8,674         270,282
                                                                   ------------
Total Banking & Financial Service                                    18,453,094
                                                                   ------------
Capital Good (5.51%)
AGCO Corp.*                                               8,696         166,268
Albany Intl. Corp. Cl A                                   3,759          82,322
Ametek, Inc.                                              4,428         152,323
Borg-Warner Automotive                                    3,298         198,672
Cirrus Logic, Inc.*                                      10,969          43,328
Credence Systems Corp.*                                   7,209          83,264
Donaldson Co. Inc.                                        6,442         243,636
Dycom Industries*                                         4,822    $     49,667
Federal Signal                                            5,772         119,942
Flowserve Corp.*                                          5,630         103,198
GrafTech International Ltd.*                              6,039          52,298
Hubbell, Inc. Cl. B                                       7,280         233,688
Integrated Device Tech.*                                 11,249         148,824
International Rectifier Corp.*                            7,566         164,636
Intersil Corp.*                                           4,636          78,441
Jacobs Engineering Group*                                 6,888         232,539
L-3 Communications Holdings*                              9,886         503,099
Modine Manufacturing Co.                                  4,344          88,922
Packaging Corporation Of America*                        13,673         257,463
Plexus Corp.*                                             4,613          67,442
Rayonier, Inc.                                            3,868         188,372
Republic Services Inc.*                                  21,516         443,230
SPX Corp.*                                                4,960         538,656
Stewart & Stevenson Svcs .                                4,091          47,047
Surebeam Corp.*                                           5,608          14,020
Tecumseh Prod. Co. Cl. A                                  2,522         122,620
Trinity Industries                                        5,350          97,049
Varian Medical Systems Inc.*                              8,520         362,356
Vishay Intertech., Inc.*                                 18,563         265,822
York Intl. Corp. New Com                                  5,395         172,101
                                                                   ------------
Total Capital Good                                                    5,321,245
                                                                   ------------
Consumer Cyclical (7.02%)
Abercrombie & Fitch*                                     13,519         308,233
Bandag Inc.                                               2,365          82,680
Barnes & Noble, Inc.*                                     8,774         200,837
BJ'S Wholesale Club*                                      9,319         228,781
Cabot Microelectronics Corp.*                             2,776         117,841
Callaway Golf Co.                                         9,890         146,669
Carlisle Cos., Inc.                                       4,050         181,440
Claire's Stores, Inc.                                     6,803         144,768
Clayton Homes, Inc.                                      19,074         253,112
Copart Inc.*                                              9,479         133,370
D.R. Horton, Inc.                                        18,258         379,036
Dollar Tree Stores Inc.*                                 14,076         346,410
Fastenal Co.                                             10,128         356,708
Furniture Brands Intl. Inc.*                              6,726         169,832
Gentex Corp.*                                             8,966         266,828
Lear Corp.*                                               8,451         393,817
Martin Marietta Materials                                 5,770         211,413
Michaels Stores, Inc.*                                    8,242         383,171
Mohawk Inds.*                                             8,306         411,147
Neiman-Marcus Group, Inc.*                                6,051         176,689
Payless Shoesource*                                       2,807         148,490
Petsmart Inc.*                                           16,000         267,360
Pier 1 Imports, Inc.                                     11,355         203,255
Superior Industries                                       3,833         184,291
Teleflex, Inc.                                            4,884         236,239
The Timberland Co.*                                       4,832         182,118
UNIFI, Inc.*                                              6,208          46,560
VISX, Inc.*                                               6,630          64,974
Webster Financial Corp.                                   5,888         224,568
William Sonoma, Inc.*                                    14,482         333,086
                                                                   ------------
Total Consumer Cyclical                                               6,783,723
                                                                   ------------
Consumer Non-Durable (26.55%)
99 Cents Only Stores*                                     8,797         212,448
Activision Inc.*                                          6,883         191,829
AdvancePCS*                                               6,440         124,678
American Eagle Outfitters*                                9,805         144,232
Apogent Technologies Inc.*                               13,082         265,172
Appria Healthcare Group*                                  6,985         161,214
Banta Corp.                                               3,790         142,277
Barr Laboratories Inc.*                                   5,436         384,380
Belo (A.H.) Corp. Sr. A                                  13,702         314,461
Bisys Group Inc.*                                        14,846         378,276
Bob Evans Farms                                           4,682         113,585
Brinker International*                                   12,856         356,368
Catalina Marketing Corp.*                                 6,784         213,221
CBRL Group Inc.                                           7,748         198,969

--------------------------------------------------------------------------------
S&P MIDCAP INDEX FUND       PORTFOLIO OF INVESTMENTS                   8/31/2002
                                   CONTINUED
COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Ceridian Corp.*                                          18,803    $    302,164
Cheesecake Factory*                                       6,098         173,732
Church and Dwight                                         4,797         150,146
Colonial Bancgroup Inc.                                  14,248         193,060
Constellation Brands Inc.*                               11,208         318,419
Covance, Inc.*                                            7,889         153,993
Dentsply Intl., Inc.                                     10,130         401,857
Devrey, Inc.*                                             9,126         164,359
Dial Corp.                                               11,516         232,738
Dole Food Co.                                             7,960         216,512
Dreyer Grand Ice Cream                                    3,776         258,656
Dun & Bradstreet Corp.*                                  10,230         361,017
Education Management Corp.*                               3,969         163,959
Edwards Lifesciences Corp.*                               7,752         190,854
Emmis Communications Corp.*                               6,332          98,779
Energizer Holdings, Inc.*                                10,880         310,298
Entercom Communications Corp.*                            5,863         256,799
Express Scripts, Inc.*                                   10,386         498,528
Extended Stay America Inc.*                              11,291         160,897
First Health Group Corp.*                                12,278         325,490
Gilead Services, Inc.*                                   24,461         784,709
Glatfelter (P.H.) Co.                                     5,596          76,385
Gtech Holdings Corp.*                                     8,572         164,154
Harte Hanks, Inc.                                        11,202         230,201
Health Net Inc.*                                         15,869         369,430
Henry Schein Inc.*                                        5,196         259,644
Hispanic Broadcasting Corp.*                             13,864         268,268
Hon Inds                                                  7,570         207,948
Hormel Foods Corp.                                       17,124         390,941
ICN Pharmeceuticals                                      10,028         101,884
Idec Pharmaceuticals Corp.*                              16,175         649,912
Incyte Genomics, Inc.*                                    6,985          42,748
Int'l Speedway Corp.                                      6,500         251,680
Interstate Bakeries Corp.                                 5,815         141,595
IVAX Corp.*                                              21,317         292,043
JM Smucker Co/The                                         3,625         131,769
Krispy Kreme Doughnuts Inc*                               6,600         234,300
Lancaster Colony Corp.                                    5,163         212,664
Lee Enterprises                                           5,842         199,504
LifePoint Hospitals Inc*                                  4,889         147,843
Lincare Holdings Inc.*                                   14,412         461,905
Longs Drug Stores Inc.                                    4,644         116,100
Mandalay Resorts Co.*                                     9,693         291,759
McCormick & Co.                                          18,614         430,914
Media General, Inc. Cl. A                                 3,461         185,752
Miller (Herman), Inc.                                    10,807         167,400
Millinium Pharmaceuticals *                              29,947         367,150
MPS Group Inc.*                                          11,672          62,445
Mylan Laboratories                                       15,814         516,327
Noble Energy Inc                                          7,178         239,386
NSTAR- W/I                                                7,489         319,031
Omnicare, Inc.                                           12,050         268,354
Outback Steakhouse, Inc.*                                 9,946         292,015
Oxford Health Plans*                                     11,736         475,895
Pacific Health Systems*                                   4,233          97,317
Papa Johns Int'l., Inc.*                                  2,888          87,333
Park Place Entertainment*                                36,719         343,323
Patterson Dental Co.*                                     8,281         395,004
Perrigo Co.*                                              8,921          95,383
Pittston Brink's Group                                    6,662         160,554
Price Communications Corp.*                               6,829          79,216
Quest Diagnostics, Inc.*                                 12,311         690,032
Readers Digest Assoc                                      9,987         170,578
RJ Reynolds Tobacco Hldgs                                11,864         698,078
Ross Store, Inc.                                         10,284         371,355
Ruddick Corp.                                             5,696          95,522
Saks Holding, Inc.*                                      19,920         211,550
Sensient Technologies Corp.                               6,127         137,061
Sepracor Inc. *                                           8,651          48,186
Six Flags, Inc.*                                         10,999          55,765
Smithfield Foods, Inc.*                                  14,330         254,071
Steris Corp.*                                             8,728    $    199,173
Sungard Data Systems, Inc.*                                   1              25
Tootsie Roll Inds                                         6,537         219,512
Triad Hospitals Inc.*                                     8,774         320,339
Tyson Foods, Inc. Cl. A                                  45,838         569,308
Universal Corp.                                           4,138         158,692
Universal Hlth Srvs-B*                                    7,684         351,312
Valassis Communications*                                  7,223         271,874
Vertex Pharmaceuticals Inc.*                              8,356         166,284
Viad Corp.                                               12,201         270,008
Wallace Comp. Services                                    5,817         107,731
Washington Post, Class B                                  1,191         770,577
Westwood One, Inc.*                                      13,521         472,289
Whole Foods Market, Inc.*                                 6,488         289,754
                                                                   ------------
Total Consumer Non-Durable                                           25,642,628
                                                                   ------------
Energy (5.52%)
Ensco Intl., Inc.                                        16,760         446,989
Equitable Resources Inc.                                  8,298         291,758
Grant Prideco, Inc.*                                     12,930         126,843
Hanover Compressor Co.*                                   7,860          88,818
Helmerich & Payne                                         6,434         234,584
Murphy Oil Corp.                                          5,365         459,512
National Fuel Gas Co.                                     9,539         193,451
Ocean Energy, Inc.                                       20,845         436,911
Patterson-UTI Energy Inc.*                                9,914         247,652
Pennzoil-Quaker State Co.                                 9,122         199,133
Pioneer Nat. Resources*                                  13,036         324,466
Pride International Inc.*                                14,611         195,495
Questar                                                   9,899         246,881
Sequa Corp.*                                              1,193          63,623
Smith International, Inc.*                               12,358         401,017
Tidewater, Inc.                                           6,961         198,389
Valero Energy Corp.                                      13,419         435,715
Weatherford International Ltd.*                          14,539         593,773
Western Gas Resources Inc.                                4,227         143,380
                                                                   ------------
Total Energy                                                          5,328,390
                                                                   ------------
Manufacturing (8.53%)
Advanced Fibre Communication*                             9,295         163,964
Airgas, Inc.*                                             8,422         129,699
AK Steel Holding Corp.*                                  13,306         121,085
Albemarle Corp.                                           6,607         203,694
Arch Coal Inc                                             6,732         123,196
Avocent Corp.*                                            5,203          84,341
Bowater, Inc.                                             6,537         267,233
Cabot Corp.                                               8,529         203,331
Carpenter Technology                                      2,622          54,642
CDW Computer Centers*                                    10,834         464,995
Coach Inc.*                                              11,484         282,851
Cooper Cameron Corp.*                                     5,609         251,508
Crompton & Knowles Corp.                                 13,203         147,213
Cytec Inds.*                                              4,803         127,760
Dean Foods Co.*                                          10,836         410,143
FEI Company*                                              4,109          71,998
Ferro Corp.                                               4,724         123,533
FMC Corp.*                                                3,962         112,164
FMC Technologies Inc.*                                    8,426         154,701
Fuller (H.B.) Corp.                                       3,679          99,149
Harsco Corp.                                              5,826         176,819
Hillenbrand Industries                                    7,855         463,602
IMC Global, Inc.                                         14,055         186,088
Kaydon Corp.                                              3,837          80,961
Kemet Corp.*                                             10,913         131,502
Kennametal, Inc.                                          3,729         129,583
Lam Research Corp.*                                      14,994         174,380
Legato Systems Inc.*                                     10,377          29,471
Lennar Corp.                                              7,931         418,757
Longview Fibre Co.                                        7,028          48,915
Lubrizol Corp.                                            7,228         225,514
Lyondell Petrochemical                                   13,944         199,818

--------------------------------------------------------------------------------
S&P MIDCAP INDEX FUND       PORTFOLIO OF INVESTMENTS                   8/31/2002
                                   CONTINUED
COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Macromedia, Inc.*                                         7,732    $     52,887
McData Corp.*                                            14,037         134,334
Minerals Technology, Inc.                                 2,844         113,049
National-Oilwell Inc.*                                    7,883         149,146
Nordson Corp.                                             4,332          99,203
Olin Corp.                                                6,294         119,586
Pentair, Inc.                                             5,976         259,597
Plantronics Inc.*                                         5,006          91,910
Potlatch Corp.                                            3,818         118,434
Quantum Corp.*                                           18,340          54,103
RPM, Inc. Ohio                                           13,466         205,760
Schulman (A.), Inc.                                       4,629          97,764
Solutia, Inc.                                            12,312          80,028
Sonoco Products, Inc.                                    12,045         284,021
Storage Tech. Corp.*                                     14,316         195,413
Valspar Corp.                                             5,992         242,916
Wausau Paper Mills Co.                                    7,604          73,759
                                                                   ------------
Total Manufacturing                                                   8,234,520
                                                                   ------------
Service (2.31%)
Alexander & Baldwin, Inc.                                 5,542         126,856
American Water Works, Inc.                               12,302         547,070
Forest Oil Corp.*                                         5,920         155,282
Kelly Services, Inc. Cl. A                                4,702         110,920
ManPower, Inc.                                            9,550         316,296
Newport Corp.*                                            3,800          59,128
Rollins, Inc.                                             4,348          86,395
Scholastic Corp.*                                         4,258         179,602
Sotheby's*                                                7,499          76,115
Tech Data Corp. *                                         6,981         230,862
United Rentals Inc.*                                      8,860         136,887
Varco Intl., Inc.*                                       11,640         205,213
                                                                   ------------
Total Service                                                         2,230,626
                                                                   ------------
Technology (10.56%)
3COM Corp.*                                              42,705         210,536
Adtran, Inc.*                                             4,841          84,185
Advent Software Inc.*                                     3,469          59,597
Affiliated Computer Svcs..*                              16,633         740,169
Arrow Electronics, Inc.*                                 12,282         200,074
Arvin Inds., Inc.                                         7,997         187,050
Ascential Software Corp.*                                31,423          68,816
Atmel Corp.*                                             52,903         122,206
Avnet, Inc.                                              14,332         221,859
Axiom Corp.*                                             10,782         190,302
Beckman Coulter, Inc.                                     7,920         316,721
Borders Group*                                           10,290         194,069
Cadence Design Sys., Inc.*                               31,320         421,880
Choicepoint Inc.*                                         9,920         426,262
Commscope, Inc.*                                          6,534          44,170
Cree Inc.*                                                9,273         127,596
CSG Systems International, Inc.*                          5,679          67,523
Cypress Semiconductor*                                   15,343         161,562
Cytyc Corporation*                                       14,458         142,267
Diebold                                                   9,410         339,136
DST Systems, Inc.*                                       15,974         544,394
Fairchild Semiconductor International Inc.*              12,809         154,605
Granite Construction, Inc.                                5,496         100,577
Harris Corp.                                              8,432         269,402
Henry (Jack) & Associates                                10,167         165,925
Imation Corp.*                                            5,172         171,969
InFocus Corporation*                                      3,981          44,388
Internet Security Systems*                                5,822          88,378
Keane, Inc.*                                              9,514          77,063
Korn/Ferry International*                                 4,213          29,575
Lattice Semiconductor Corp.*                             13,634          86,985
Leucadia National Corp.                                   6,964         241,581
LTX Corp.*                                                5,330          41,787
Macrovision Corp.*                                        5,453          75,470
Mentor Graphics*                                          8,504          60,378
Microchip Tech*                                          24,309         511,704
MIPS Technologies Inc.*                                   4,126           7,468
National Instruments Corp.*                               6,516         184,729
Network Associates, Inc.*                                18,706    $    243,178
Polycom*                                                 12,760         125,176
Powerwave Technologies, Inc.*                             8,112          50,294
Precision Castparts                                       6,576         149,801
Protein Design Labs Inc.*                                 9,656         100,046
Quanta Services, Inc.*                                    8,413          22,294
Retek, Inc.*                                              5,488          26,836
Reynolds & Reynolds Class A                              10,465         260,055
RF Micro Devices Inc.*                                   17,827         119,263
Sandisk Corp.*                                            7,846         127,184
Semtech Corp.*                                            8,749         115,574
SICOR Inc*                                               15,600         253,500
Sybase, Inc.*                                            12,908         180,841
Sykes Corp.*                                              5,029          32,487
Sylvan Learning Systems, Inc.*                            4,683          66,452
Symantec Corp.*                                          18,233         521,464
Synopsys, Inc.*                                           8,597         370,961
Titan Corp.*                                              8,028          90,315
Transaction Systems Archit. A*                            4,586          39,440
Triquint Semiconductor*                                  13,659          72,393
Wind River Systems*                                       8,852          45,234
                                                                   ------------
Total Technology                                                     10,195,146
                                                                   ------------
Transportation (1.86%)
Airborne Inc.                                             5,625          72,338
Alaska Airgroup, Inc.*                                    3,280          80,130
Atlas Air, Inc.*                                          4,617          14,174
C.H. Robinson Worldwide, Inc.                            10,193         281,225
CNF Transportation, Inc.                                  5,973         183,371
EGL Inc.*                                                 5,272          58,888
Expeditors International Washington Inc.                 11,896         313,460
Gatx Corp.                                                6,261         152,330
Hunt (J.B.)*                                              4,943         117,199
Overseas Shipholding Grp                                  4,244          74,440
PepsiAmericas Inc.                                       19,122         273,827
Swift Transportation, Inc.*                              10,200         179,418
                                                                   ------------
Total Transportation                                                  1,800,800
                                                                   ------------
Utility (6.35%)
AGL Resources                                             6,867         157,804
Allete                                                    9,958         247,954
Alliant Energy                                           11,012         229,600
Aquila Inc.                                              13,734          53,975
Black Hills Corp.                                         3,149          85,810
Blyth Industries, Inc.                                    5,864         173,398
Broadwing, Inc.*                                         22,068          71,059
Cleco Corporation                                         5,161          85,931
DPL Inc.                                                 15,981         296,448
DQE, Inc.                                                 5,920          88,859
Energy East Corporation                                  17,245         360,765
Great Plains Energy Inc.                                  8,336         173,972
Hawaiian Electric Inds                                    4,090         184,295
Idacorp Inc.                                              4,559         122,455
MDU Resources Group Inc.                                  7,663         184,908
Micrel, Inc.*                                            11,204         123,804
Northeast Utilities                                      16,910         296,094
OGE Energy Corp.                                         10,591         203,347
Oneok Inc.                                                7,326         141,685
Pepco Holdings Inc.*                                     30,018         647,788
PNM Resources Inc.                                        4,907         108,347
Puget Energy Inc.                                        11,084         240,523
SCANA Corp.                                              13,216         369,784
Sierra Pacific Resources                                  9,049          66,963
Telephone & Data                                          7,509         448,663
Vectren Corp.                                             8,089         190,092
Westar Energy Inc.                                        8,985         109,617
WGL Holdings Inc.                                         5,550         134,199
Wisc. Energy Corp.                                       15,382         390,857
WPS Resources Corp.                                       3,916         144,891
                                                                   ------------
Total Utility                                                         6,133,887
                                                                   ------------
Total Common Stock (Cost $90,340,574)                                90,124,059
                                                                   ------------

--------------------------------------------------------------------------------
S&P MIDCAP INDEX FUND       PORTFOLIO OF INVESTMENTS                   8/31/2002
                                   CONTINUED
 PAR VALUE                                                        VALUE (NOTE 1)
--------------------------------------------------------------------------------

Short-Term Investments (6.92%)
$  4,800,000    United States Treasury Bills  09/19/02(b)          $  4,796,008
     944,066    First American Prime Obligation Fund                    944,066
     944,066    First American Government Obligation Fund               944,066
                                                                   ------------
                Total Short-Term Investments (Cost $6,684,140)        6,684,140
                                                                   ------------
                Total Investments (Cost $97,024,714)(a)(100.23%)     96,808,199
                Net Liabilities (-0.23%)                               (217,961)
                                                                   ------------
                   Net Assets (100.00%)                            $ 96,590,238
                                                                   ============

* Non- Income Producing Security

(a) Aggregate cost for federal income tax purposes is $97,024,714. At August 31, 2002, unrealized appreciation (depreciation) of securities for federal income tax purpose is as follows:

                Unrealized appreciation                            $ 10,629,504
                Unrealized depreciation                             (10,846,019)
                                                                   ------------
                   Net unrealized depreciation                     $   (216,515)
                                                                   ============

(b) At August 31, 2002, certain United States Treasury Bills with a market value of $1,498,605 were pledged to cover margin requirements for futures contracts.

(c) Futures contracts at August 31, 2002: (Contracts-$500 times premium/ delivery month/commitment)
                                                                    UNREALIZED
                                                                   APPRECIATION
                                                                  (DEPRECIATION)
                S&P MidCap 400 Index:
                31/Sept 02/Long                                    $    (83,229)
                                                                   ============

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
S&P SMALLCAP INDEX FUND      PORTFOLIO OF INVESTMENTS                  8/31/2002

COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Common Stock (90.57%)
Banking & Financial Service (12.65%)
American Financial Holdings Inc                             945    $     29,871
Anchor Bancorp WI, Inc.                                     800          17,472
Boston Private Financial Holdings Inc                       670          15,444
Cash American Intl., Inc.                                   992           7,748
Chemfirst, Inc.                                             797          23,105
Chittenden Corp.                                          1,880          58,280
Colonial Properties Trust                                   670          23,859
Commercial Federal Corp.                                  2,035          51,893
Community First Bankshares                                2,380          64,784
Cullen/Frost Bankers, Inc.                                2,590          96,866
Delphi Financial Group, Inc.                                707          28,209
Dime Community Bancshares                                   915          23,699
Downey Financial Corp.                                    1,583          65,568
East-West Bancorp Inc                                       740          26,825
Essex Property Trust Inc                                    890          46,992
Financial Federal Corp.*                                    740          22,644
First American Finl.Corp                                  3,327          71,431
Firstbank Puerto Rico                                     1,116          46,091
First Midwest Bancorp Inc./IL                             2,187          62,767
First Republic Bank*                                        630          15,120
Firstfed Financial Corp*                                    795          22,459
Fremont General Corp.                                     2,280          11,970
GBC Bancorp/California                                      440           9,240
Hudson United Bancorp                                     2,083          60,157
Jefferies Group, Inc.                                     1,270          55,766
Kilroy Realty Corp                                          890          21,618
Landamerica Financial Group Inc.                            750          27,150
MAF Bancorp, Inc.                                         1,130          40,375
Macdermid, Inc.                                           1,240          25,594
Mercury Computer Systems Inc.*                            1,210          30,165
Oshkosh Truck Corp.                                         920          51,842
PRG-Schultz International Inc*                            1,900          27,398
Philadelphia Consolidated Holding Co.*                      770          27,889
Presidential Life Corp                                    1,220          19,520
Provident Bankshares Corp.                                1,175          27,013
RLI Corp.                                                   520    $     29,198
Raymond James Fncl. Corp.                                 2,505          70,641
Riggs Natl Corp.                                          1,308          19,018
Scpie Holdings Inc.                                         600           2,292
SWS Group Inc.                                              714           9,796
Seacoast Financial Services Corp                          1,100          24,255
Selective Insurance Group                                 1,077          25,417
Shurgard Storage Centers Inc.                             1,000          32,600
South Financial Group Inc (The)                           1,600          33,520
Southwest Bancorp Of Texas*                               1,660          63,047
Staten Island Bancorp Inc.                                2,830          56,770
Sterling Bancshares Inc./Tx                               1,240          17,360
Stewart Information Services Corp.*                         570          10,203
Trustco Bank Corp. NY                                     3,796          45,552
UCBH Holdings Inc.                                          750          28,830
United Bankshares Inc.                                    2,350          71,468
Washington Federal Inc.                                   2,873          73,664
Whitney Holding Co.                                       2,139          70,865
Zenith Ntnl. Ins. Corp.                                     880          22,880
Trenwick Group, Ltd.                                      1,458           6,197
UICI*                                                     1,660          29,382
                                                                   ------------
Total Banking & Financial Service                                     1,999,779
                                                                   ------------
Capital Good (6.33%)
Aeroflex Inc.*                                            2,640          13,042
Applied Industrial Tech                                     723          11,460
Astec Industries Inc.*                                      830          11,014
Belden, Inc.                                                894          14,939
Benchmark Elec. Inc.*                                       840          21,336
Briggs & Stratton                                         1,103          43,293
Brooks-PRI Automation Inc*                                  740          12,654
CDI Corp.*                                                  845          22,984
CTS Corp.                                                 1,248           7,987
Cable Design Tech.*                                       1,935          12,481
Cymer Inc.*                                               1,690          40,898
EMCOR Group Inc.*                                           610          33,251
Exar Corp*                                                2,060          30,653

--------------------------------------------------------------------------------
S&P SMALLCAP INDEX FUND      PORTFOLIO OF INVESTMENTS                  8/31/2002
                                   CONTINUED
COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Gardner Denver, Inc.*                                       840    $     16,800
Graco, Inc.                                               2,495          63,598
Ionics, Inc.*                                               620          13,733
JLG Industries, Inc.                                      1,780          16,340
Lawson Products                                             550          15,279
Lindsay Manufacturing Co.                                   549          11,941
Manitowoc Company, Inc.                                   1,347          44,451
Massey Energy Co.                                         3,797          30,946
Milacron Inc.                                             1,217           8,336
PAXAR Corp.*                                              1,675          26,716
Pioneer Standard Elec                                     1,212          12,011
Polaris Industries, Inc.                                  1,250          91,688
Radisys Corp*                                               620           4,464
Robbins & Myers                                             666          12,594
Shaw Group Inc. (The)*                                    1,700          28,475
Steel Dynamics Inc.*                                      1,760          21,278
Technitrol                                                1,808          35,997
Timken Co.                                                2,723          49,722
Trimble Navigation Ltd.*                                  1,167          16,338
Triumph Group Inc.*                                         680          22,671
URS Corp.*                                                  730          17,119
Ultimate Electronics Inc.*                                  400           4,400
Unisource Energy Corp.                                    1,290          21,904
Varian Semiconductor Equipment*                           1,750          36,610
Vicor Corp.*                                              1,676          13,995
Wabash Natl. Corp.*                                         988           5,197
Waste Connections Inc.*                                   1,170          40,517
Watts Industries Inc.                                       990          17,375
Woodward Governor Co                                        500          24,000
                                                                   ------------
Total Capital Good                                                    1,000,487
                                                                   ------------
Consumer Cyclical (10.23%)
ABM Industries, Inc.                                      2,200          36,916
Apogee Enterprises, Inc.                                  1,150          13,789
Aptargroup, Inc.                                          1,780          57,138
Brown Shoe Company Inc.                                     821          16,675
Burlington Coat Factory Wrhs                              1,930          38,040
Cascade Natural Gas Corp.                                   520          10,244
Cato Corp New CL A                                        1,108          20,387
Chico's FAS Inc.*                                         4,374          76,720
Christopher & Banks Corporation*                          1,250          36,375
Clarcor, Inc.                                               974          29,902
Coachmen Industries Inc.                                    840          13,188
Cost Plus Inc. /California*                                 790          19,316
Dress Barn, Inc. (The)*                                   1,542          18,890
Dupont Photomasks Inc.*                                     980          23,873
Elcor Corp.                                                 805          13,484
Factory 2-U Stores Inc.*                                    510           1,153
Fedders Corp                                              1,809           4,523
Footstar, Inc.*                                           1,067          11,470
Fred's Inc                                                1,550          51,925
G & K Services Inc., CL A                                   792          25,376
Griffon Corp.*                                            1,494          17,480
Group 1 Automotive Inc.*                                    770          21,021
Haverty Furniture Cos Inc                                 2,000          25,800
HOT Topic Inc.*                                           1,270          22,098
Imagistics International Inc*                               812          15,347
Interface, Inc.                                           1,854           9,214
Jakks Pacific Inc.*                                         820           9,274
Jo-Ann Stores Inc - CL A*                                   333           9,990
K-Swiss Inc                                                 740          13,875
Kellwood Co.                                                813          20,260
Lennox Intl Inc                                           2,100          31,815
Linens `N Things*                                         2,240          48,317
MDC Holdings Inc.                                         1,356          54,511
Marcus Corp.                                              1,435          20,090
Monaco Coach Corp.*                                       1,200          20,400
NVR Inc.*                                                   340         100,810
National Presto Industries                                  410          12,152
Nautica Enterprises, Inc.*                                1,072          12,800
O'Reilly Automotive, Inc.*                                2,648          78,857
Oshkosh B Gosh                                              590          18,591
Oxford Industries, Inc.                                     416    $      8,844
Pacific Sunwear of Cal*                                   1,380          30,015
PEP Boys-Manny Moe & Jack                                 2,013          28,585
PolyMedica Corporation*                                     590          14,408
Prime Hospitality Corp.*                                  1,801          16,317
Quiksilver Inc.*                                          1,000          22,410
Reliance Steel & Alum                                     1,695          41,019
Russell Corp.                                             1,033          16,507
The Ryland Group, Inc.                                    1,260          53,739
School Specialty Inc.*                                      770          18,164
Shopko Stores, Inc.*                                      1,170          16,801
Skyline Corp.                                               400          12,300
Smith (A.O.) Corp.                                          815          24,817
Stein Mart, Inc.*                                         1,816          12,984
Texas Industries, Inc.                                      782          21,982
Thor Industries Inc.                                      1,060          35,563
Too Inc.*                                                 1,660          39,193
The Toro Co.                                                549          30,607
Tower Automotive Inc.*                                    1,880          14,984
Winnebago Industries                                      1,100          42,009
Wolverine World Wide, Inc.                                1,591          24,931
X-Rite, Inc.                                              1,236           9,826
                                                                   ------------
Total Consumer Cyclical                                               1,618,091
                                                                   ------------
Consumer Non-Durable (20.30%)
Aaron Rents Inc.                                            800          16,688
Accredo Health Inc.*                                      1,395          71,466
Action Performance Cos Inc.*                                550          17,804
Advanced Marketing Services                                 570           7,724
Advo, Inc.*                                                 840          29,224
Advanced Medical Optics Inc*                              1,227          10,871
American Italian Pasta Company*                             950          35,226
Ameripath Inc*                                            2,110          34,710
Ann Taylor*                                               2,298          61,357
Applebee's Intl., Inc.                                    2,516          55,880
Arbitron Inc*                                             1,585          52,305
Argosy Gaming Co*                                         1,490          41,720
Aztar Corp.*                                              1,533          21,922
Bally Total Fitness Holding*                              1,220          14,311
Bio-Technology General Corp.*                             2,224           8,229
Bowne & Co. Inc.                                          1,582          19,142
CEC Entertainment, Inc.*                                  1,523          55,620
CPI Corp.                                                   380           5,692
Casey's General Stores                                    2,214          26,834
Childrens Place*                                          1,220          22,594
Ciber, Inc.*                                              2,254          13,772
Coca-Coca Bottling                                          463          22,391
Coherent, Inc.*                                           1,520          30,841
Cooper Co.                                                  620          28,142
Corn Products Intl                                        1,882          52,696
Coventry Health Care, Inc.*                               2,594          80,985
Curative Health Services*                                   310           4,290
Cygnus, Inc.*                                             1,382           2,032
Datascope Corp.                                             600          17,610
Diagnostic Products Corp.                                 1,610          64,561
DIMON Inc.                                                1,480           9,783
Duane Reade Inc*                                          1,110          17,594
eFunds Corp.*                                             2,220          22,711
Fleetwood Enterprises Inc.*                               1,410           6,839
Fleming Co., Inc.                                         2,213          22,351
Fossil Inc.*                                              1,845          40,332
4 Kids Entertainment Inc.*                                  480           9,432
Genesco Inc.*                                               850          12,572
Global Payments Inc.                                      1,852          51,597
Great Atlantic & Pacific Tea Co.*                         1,919          20,169
Gymboree Corp.*                                           1,008          16,037
Haemonetics Corp/Mass*                                    1,000          27,460
Hain Celestial Group Inc.*                                1,390          20,044
Harland, John H. Co.                                      1,100          28,820
Harman International                                      1,560          80,231
Heidrick & Struggles Inc.*                                  780          14,789
IHOP Corp.*                                                 912          22,590

--------------------------------------------------------------------------------
S&P SMALLCAP INDEX FUND      PORTFOLIO OF INVESTMENTS                  8/31/2002
                                   CONTINUED
COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Idexx Laboratories Inc.*                                  2,018    $     58,704
Impath Inc.*                                                690           8,487
Information Resources Inc.*                               1,210           5,093
Instituform Tech. CL A*                                   1,170          18,685
Int'l. Multifoods, Inc.*                                    630          13,136
Invacare Corp.                                            1,640          57,400
J&J Snack Foods*                                            480          18,288
J Jill Group Inc/The*                                       900          22,545
Jack in the Box Inc.*                                     2,144          60,568
Lance, Inc.                                               1,220          14,603
Landry's Seafood Rest                                       924          20,143
Lone Star Steakhouse                                        970          19,381
Luby's Cafeterias, Inc.*                                  1,009           5,065
MGI Pharma Inc*                                             770           5,998
Manhattan Associates Inc*                                 1,110          24,720
Medicis Pharmaceutical*                                   1,600          71,120
Mens Wearhouse, Inc.*                                     2,090          39,501
Mentor Corp.                                                921          30,448
MID Atlantic Medical Svcs.*                               2,700          97,497
NBTY, Inc.*                                               2,522          38,385
Nash-Finch Co.                                              550          11,512
Natures Sunshine Prod., Inc.                                831           8,892
NDCHealth Corp                                            1,863          38,042
New England Bus. Srvc                                       564          12,995
Noven Pharmaceuticals Inc.*                                 940          12,145
O'Charleys Inc*                                             590          11,812
On Assignment Inc.*                                         710           7,171
Orthodontic Centers of Am*                                2,641          38,321
Owens & Minor Hldg. Co.                                   1,321          19,088
PF Chang's China Bistro Inc.*                               840          26,578
Panera Bread Co*                                            940          26,658
Parexel Intl. Corp.*                                        840           8,282
Pediatrix Med. Grp., Inc.*                                  790          26,536
Performance Food Group Co.*                               1,910          66,182
Phillips Van Heusen Corp.                                 1,301          16,263
Pinnacle Entertainment Inc.*                              1,215          10,328
Prepaid Legal Srvs., Inc.*                                  840          17,363
Priority Healthcare Corp B*                               2,430          61,066
Province Healthcare Co.*                                  2,445          41,687
Radiant Systems Inc.*                                     1,180          11,304
Ralcorp Holdings, Inc.*                                   1,170          27,752
Rare Hospitality International Inc.*                        870          22,716
Regis Corp.                                               2,232          57,050
RehabCare Group Inc.*                                       700          16,310
Renal Care Group, Inc.*                                   2,505          82,239
Resmed Inc.*                                              1,690          52,576
Respironics*                                              1,752          59,375
Ruby Tuesday, Inc.                                        3,228          64,366
Russ Berrie & Co., Inc.                                     906          30,460
Ryan's Family Steak House*                                2,086          24,865
Schweitzer-Mauduit, Inc.                                    543          13,331
Shuffle Master Inc*                                         780          13,946
Sierra Health Srvs., Inc.*                                1,072          20,711
Sola International*                                         807           7,545
Sonic Corp.*                                              1,782          41,788
Standard Register Co.                                     1,100          27,995
Steak N Shake Co/The*                                     1,277          17,367
Stride Rite Corp.                                         1,410          10,970
Sunrise Assisted Living Inc.*                               890          22,606
Sybron Dental Specialties Inc.*                           1,583          24,188
Titan Intl., Inc.                                           890           3,355
Triarc Co.*                                                 940          23,218
United Stationers Inc.*                                   1,800          49,500
Vital Signs, Inc.                                           595          18,296
Volt Info Sciences, Inc.*                                   830          13,944
Wet Seal Inc.*                                            1,100          12,166
                                                                   ------------
Total Consumer Non-Durable                                            3,210,617
                                                                   ------------
Energy (5.00%)
Atwood Oceanics*                                            550          16,737
Brown (Tom) Inc.*                                         1,990          48,357
Cabot Oil & Gas Corp.                                     1,225          27,256
CAL Dive International Inc.*                              1,420    $     26,483
Dril-Quip*                                                  630          12,228
Energen Corp.                                             1,340          35,523
Evergreen Resources, Inc.*                                  770          29,414
Frontier Oil Corp                                         1,220          17,385
Input/Output, Inc.*                                       1,804          14,973
Lone Star Technologies*                                   1,010          15,322
Maverick Tube Corp*                                       1,700          19,295
New Jersey Resources                                      1,497          46,781
Newfield Exploration Co. *                                1,922          65,156
Northwest Natural Gas                                     1,027          28,807
Oceaneering International*                                  978          24,186
Patina Oil & Gas Corp.                                    1,031          28,713
Plains Resources, Inc.*                                     695          16,826
Prima Energy Corp.*                                         520          10,176
St. Mary Land & Explor                                    1,136          27,014
Seacor Smit Inc.*                                         1,130          44,522
Southern Union Company*                                   2,995          40,133
Southwest Gas                                             1,282          27,114
Stone Energy Corp.*                                       1,280          43,520
Veritas DGC Inc.*                                         1,330          17,224
XTO Energy Inc                                            5,322         107,771
                                                                   ------------
Total Energy                                                            790,916
                                                                   ------------
Manufacturing (13.72%)
Actel Corp.*                                                910          12,895
Acuity Brands Inc.                                          501           7,014
Adaptec Inc.*                                             4,403          26,990
Alpharma, Inc. Class A                                    1,994          20,179
Arch Chemicals Inc.                                       1,000          20,800
Arctic Cat, Inc.                                          1,301          19,450
Arqule Inc*                                                 650           4,128
Baldor Electric Co.                                       1,486          30,463
Barnes Group, Inc.                                          802          16,040
Brady Corp.                                               1,256          39,464
Brush Wellman Inc.*                                         670           6,700
Buckeye Tech, Inc.*                                       1,414          10,167
Butler Manufacturing                                        373           9,139
Cuno Incorporated*                                          670          21,688
CACI International Inc.*                                  1,240          46,190
Cambrex Corp.                                             1,320          50,569
CARBO Ceramics Inc.                                         490          16,072
Caraustar Industries                                        990          10,494
Carreker Corporation*                                       890           8,152
Castle (A.M.) & Co.                                         829           6,300
Century Aluminum Company                                    800           7,272
Champion Enterprises, Inc.*                               1,554           4,165
Chemed Corp.                                                411          13,789
Chesapeake Corp.                                            550          11,303
Cleveland Cliffs Corp.                                      320           8,422
Commercial Metals Co.                                     1,260          23,839
Conmed Corp.*                                               870          16,547
Curtiss-Wright Corp.                                        330          18,117
Delta & Pine Land Co.                                     1,496          27,227
Deltic Timber Corp.                                         590          14,402
Electro Scientific Inds., Inc.*                           1,434          26,658
Esterline Technologies Corp.*                               780          14,547
Ethan Allen Interiors, Inc.                               2,195          74,586
Flir Systems Inc*                                           670          25,427
Factset Research Sys. Inc.                                1,700          42,160
Florida Rock Inds                                         1,545          52,159
Georgia Gulf Corp.                                        1,370          34,935
Gerber Scientific, Inc.*                                    801           1,850
ICU Medical Inc*                                            700          25,347
Idex Corp.                                                1,630          50,775
Intermagnetics General Corp*                                540           7,495
Intermet Corp.                                            1,323          12,688
K2, Inc.*                                                   669           5,292
Kopin Corp.*                                              2,510          15,587
Kronos, Inc.*                                               992          25,752
Kulicke & Soffa Ind.*                                     1,874           6,971
La-Z-Boy Chair Co.                                        3,118          77,171

--------------------------------------------------------------------------------
S&P SMALLCAP INDEX FUND      PORTFOLIO OF INVESTMENTS                  8/31/2002
                                   CONTINUED
COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Libbey Inc.                                                 640    $     19,456
Lydall, Inc.*                                               745           8,977
Magnetek, Inc.*                                           1,890           7,995
Material Sciences*                                          808          11,312
Methode Electronics CL A                                  1,613          15,630
Midway Games Inc.*                                        1,517           9,330
Mobile Mini Inc*                                            640           9,824
Mueller Industries*                                       1,958          52,474
Myers Industries, Inc.                                    1,007          15,840
OM Group, Inc.                                            1,242          65,491
Omnova Solutions Inc*                                     1,410           7,473
Pericom Semiconductor Corp.*                              1,010           9,151
Pogo Producing Co.                                        2,514          82,585
PolyOne Corp.                                             5,087          47,563
Pope & Talbot,  Inc.                                      1,121          14,887
QRS Corp*                                                   510           3,244
Quanex Corp.                                                619          25,070
RTI International Metals*                                   720           7,286
Regal-Beloit Corp.                                        1,174          22,893
Regeneron Pharm.*                                         2,249          34,747
Roper Industries, Inc.                                    1,638          56,921
Roxio Inc*                                                  634           2,599
Ryerson Tull, Inc.                                        1,050           7,770
SBS Technologies Inc.*                                      630           4,574
SPS Technologies, Inc.*                                     596          17,224
Scotts Company Class A*                                   1,600          77,968
Simpson Manufacturing Co. Inc.*                             980          30,086
Skywest, Inc.                                             2,952          46,016
Standard Pacific Corp.                                    1,243          32,753
Standex International Corp.                                 564          12,070
Stillwater Mining Co.*                                    1,590          14,930
Sturm Ruger & Co., Inc.                                   1,223          15,985
Susquehanna Bancshares Inc.                               2,040          47,614
Thomas Industries Inc.                                      680          18,020
Toll Bros., Inc.*                                         3,044          76,100
Tredegar Industries, Inc.                                 1,643          29,163
Universal Forest Products                                   881          17,805
Valmont Industries                                        1,037          25,407
W D-40 Co.                                                  826          21,740
WMS Industries Inc.*                                      1,310          18,930
Watsco, Inc.                                              1,025          16,093
Wellman, Inc.                                             1,340          20,180
Wolverine Tube, Inc.*                                       407           2,690
Zale Corp.*                                               1,904          57,786
                                                                   ------------
Total Manufacturing                                                   2,169,029
                                                                   ------------
Service (3.52%)
Administaff Inc.*                                         1,210           3,267
Avid Technology Inc*                                        870           8,831
Bassett Furniture Inds., Inc.                               637           9,243
Central Parking Corp.                                     1,429          28,251
Corinthian Colleges Inc*                                  2,200          81,950
Hilb, Rogal & Hamilton Co .                               1,440          63,288
Hooper Holmes Inc.                                        2,280          13,680
Hughes Supply, Inc.                                         979          28,127
IMCO Recycling*                                             930           7,347
ITT Educational Services Inc.*                            2,550          46,028
Insurance Auto Auctions Inc.*                               580          10,121
Kroll Inc*                                                  790          14,939
Maximus Inc.*                                             1,130          24,363
Memberworks Inc.*                                           530           8,480
SCP Pool Corp.*                                           1,005          27,758
Spherion Corporation*                                     2,363          19,495
Startek Inc.*                                               610          13,207
Syncor Intl Corp.*                                        1,040          34,674
Tetra Technologies, Inc.*                                   594          12,183
Tetra Tech Inc.*                                          2,633          23,908
US Oncology Inc.*                                         3,770          31,973
United Natural Foods Inc.*                                  825          16,706
Watson Wyatt & Co Holdings*                               1,400          28,784
                                                                   ------------
Total Service                                                           556,603
                                                                   ------------
Technology (13.29%)
ATMI Inc.*                                                1,230    $     20,957
AXT Inc.*                                                   870           4,733
Advanced Energy Industries*                               1,700          20,910
Allen Telecom, Inc.*                                      1,941           8,773
Alliance Semiconductor Corp.*                             1,590           7,791
Alliant Techsystems, Inc.*                                1,688         115,155
American Mgmt. Systems*                                   2,241          33,615
Amsurg Corp*                                                900          26,406
Analogic Corp.                                              586          25,198
Analysts Intl. Corp.*                                     1,240           3,708
Anixter Intl.*                                            2,151          50,656
Armor Holdings Inc*                                         740          11,137
Artesyn Technologies Inc.*                                1,210           2,856
Arthrocare Corp.*                                           950          12,930
Aspect Telecom. Corp.*                                    2,194           4,256
Aspen Technology Inc*                                     1,320           5,306
AstroPower Inc.*                                            870           6,160
Aware Inc.*                                                 950           2,565
Axcelis Technologies Inc.*                                4,218          28,543
BEI Technologies Inc.                                       590           7,139
Barra Inc.*                                               1,100          38,379
BE Aerospace, Inc.*                                       1,228           9,763
Bel Fuse Inc.                                               400           9,440
Black Box Corporation*                                      990          34,363
Brooktrout Inc.*                                            650           3,322
C&D Technologies Inc.                                     1,110          18,038
C-COR.net Corporation*                                    1,210           5,772
Captaris Inc*                                             1,740           4,315
Catapult Communications Corp.*                              470           5,485
Cephalon, Inc.*                                           2,511         109,229
Cerner Corp.*                                             1,848          69,041
Checkpoint Systems, Inc.*                                 1,184          13,616
Cognex Corp.*                                             2,399          37,784
Cohu Inc                                                    740          10,471
Computer Task Group, Inc.*                                1,310           4,192
Consolidated Graphics*                                      549           9,399
Cryolife Inc.*                                              770           1,694
DMC Stratex Networks Inc.*                                3,113           5,448
DRS Technologies Inc.*                                      670          24,723
DSP Group, Inc.*                                          1,213          22,028
Dendrite Intl. Inc.*                                      1,440           9,000
Dianon Systems Inc*                                         550          22,006
Dionex Corp.*                                               990          26,542
ESS Technology*                                           2,350          28,083
EDO Corp                                                    670          15,980
EL Paso Electric Co.*                                     1,780          20,915
Electroglas, Inc.*                                          780           2,410
Engineered Support Systems Inc                              500          27,251
Enzo Biochem, Inc.*                                       1,379          17,568
Fair Issac & Co, Inc.                                     2,592          91,886
Filenet Corp.*                                            1,398          18,985
Franklin Covey Co.*                                         537           1,138
Gencorp Inc                                               1,430          15,516
General Communication*                                    2,232           6,473
Harmonic Inc.*                                            2,540           6,477
Helix Technology Corp.                                    1,025          11,019
Hutchinson Technology*                                    1,030          16,181
Hyperion Software Corp.*                                  1,215          27,581
Inamed Corp*                                                680          15,946
Information Holdings Inc.*                                  930          17,856
Insight Enterprises *                                     2,150          24,209
Inter Tel, Inc.                                           1,074          25,540
Itron, Inc.*                                                683           9,227
JDA Software Group Inc*                                   1,200          15,204
Kaman Corp.                                                 850           9,537
Keithley Instruments Inc.                                   700           9,730
MRO Software Inc*                                           740           7,341
Metro One Telecommunications*                               970          11,824
Micro Systems Inc.*                                         740          18,063

--------------------------------------------------------------------------------
S&P SMALLCAP INDEX FUND      PORTFOLIO OF INVESTMENTS                  8/31/2002
                                   CONTINUED
COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Microsemi Corp.*                                          1,170    $      7,580
Netegrity Inc*                                            1,000           2,290
NYFIX Inc.*                                               1,180           5,900
Park Electrochemical Corp.                                  869          18,597
Pegasus Solutions Inc.*                                     920          14,186
Pharm. Product Dev.*                                      2,740          61,021
Phoenix Technologies Ltd.*                                1,070           7,961
Photon Dynamics Inc*                                        470           9,809
Photronics, Inc.*                                         1,589          19,576
Pinnacle Systems Inc.*                                    2,130          20,086
Planar Systems Inc*                                       1,110          19,825
Power Integrations Inc*                                     920          13,128
Progress Software Corp.*                                  1,390          19,460
Rainbow Technologies Inc.*                                1,310           5,502
Rogers Corp.*                                               620          17,050
Rudolph Technologies Inc*                                   630           7,938
SPSS Inc.*                                                  620           7,130
Serena Software Inc*                                      1,890          28,747
Skyworks Solutions Inc*                                   2,310           9,702
Sourcecorp*                                                 630          14,156
Standard Microsystems Corp.*                                650          12,604
Supertex Inc.*                                              430           4,859
SurModics Inc.*                                             710          18,922
Symmetricom, Inc.*                                          931           2,970
System Software Assoc., Inc.*                             1,330           8,392
THQ Inc.*                                                 1,585          36,614
Take-Two Interactive Software*                            2,440          61,244
Talx Corp                                                 1,200          15,312
Techne Corp.*                                             2,230          63,314
Teledyne Technologies Inc*                                1,370          24,386
Theragenics Corp.*                                          940           4,465
Therma-Wave Inc.*                                         1,110           1,598
Three-Five Systems Inc.*                                    910           5,223
Tollgrade Communications Inc.*                              550           6,325
Ultratech Stepper, Inc.*                                    853          10,842
Veeco Instruments Inc.*                                   1,530          20,043
Verity Inc.*                                              1,210          13,189
Viasat Inc.*                                                890           5,385
Viasys Healthcare Inc.*                                   1,094          17,778
Zebra Tech CL A*                                          1,683          91,404
Zixit Corporation*                                          650           2,347
                                                                   ------------
Total Technology                                                      2,101,644
                                                                   ------------
Transportation (2.51%)
AAR Corp.                                                 1,243    $      7,707
Arkansas Best Corp*                                         590          12,142
Atlantic Coast Airlines Holdings Inc.*                    2,240          27,731
Forward Air Corporation*                                    790          17,309
Frontier Airlines Inc.*                                   1,250           9,750
Heartland Express, Inc.*                                  2,660          48,944
Kansas City Southern Industries Inc.*                     2,380          36,057
Kirby Corp.*                                              1,171          26,465
Landstar*                                                   810          41,027
Mesa Air Group Inc.*                                      1,290           7,882
Midwest Express Holdings*                                   740           5,439
Offshore Logistics, Inc.*                                   836          15,056
Roadway Express Inc.                                        880          20,768
US Freightways Corp.                                      1,395          37,665
Werner Enterprises, Inc.                                  3,464          61,936
Yellow Corp.*                                               976          21,755
                                                                   ------------
Total Transportation                                                    397,633
                                                                   ------------
Utility (3.02%)
American States Water Co.                                   745          17,880
Atmos Energy Corp.                                        1,538          32,975
Avista Corp.                                              2,050          26,076
Boston Communications Group*                                590           5,352
CH Energy Group Inc.                                        915          44,378
Energy East Corporation                                   1,304          27,280
Laclede Group Inc/The                                       550          13,255
NUI Corp                                                    440           8,967
Northwestern Corporation                                    930          11,858
Nuevo Energy Co.*                                           790           9,290
Philadelphia Suburban Corp.                               3,452          65,105
Piedmont Natural Gas, Inc.                                1,542          55,497
Remington Oil & Gas Corp*                                   720          10,476
Southwestern Energy Co.*                                  1,352          15,480
Swift Energy Co.*                                         1,030          13,555
UGI Corp                                                  1,120          39,368
UIL Holdings Corp                                           625          25,875
Unit Corp.*                                               1,650          28,875
Vintage Petroleum, Inc.                                   2,586          26,222
                                                                   ------------
Total Utility                                                           477,764
                                                                   ------------
Total Common Stock (Cost $14,922,716)                                14,322,563
                                                                   ------------

  Par Value
  ---------

Short-Term Investments (9.51%)
$    100,000    United States Treasury Bills  09/19/02 (b)               99,918
   1,000,000    United States Treasury Bills  11/7/02 (b)               996,985
     203,084    First American Prime Obligation Fund                    203,084
     203,084    First American Government Obligation Fund               203,084
                                                                   ------------
                Total Short-Term Investments (Cost $1,503,071)        1,503,071
                                                                   ------------
                Total Investments (Cost $16,425,787)(a)(100.08%)     15,825,634
                Net Liabilities (-0.08%)                                (12,382)
                                                                   ------------
                   Net Assets (100.00%)                            $ 15,813,252
                                                                   ============

* Non- Income Producing Security

(a) Aggregate cost for federal income tax purposes is $16,425,787. At August 31, 2002, unrealized appreciation (depreciation) of securities for federal income tax purpose is as follows:

                Unrealized appreciation                            $  2,049,946
                Unrealized depreciation                              (2,650,099)
                                                                   ------------
                   Net unrealized depreciation                     $   (600,153)
                                                                   ============

(b) At August 31, 2002, certain United States Treasury Bills with a market value of $199,589 were pledged to cover margin requirements for futures contracts.

(c) Futures contracts at August 31, 2002: (Contracts-$500 times premium/ delivery month/commitment)
                                                                    UNREALIZED
                                                                   APPRECIATION
                                                                  (DEPRECIATION)
                Russell 2000 Stock Index:
                7/Sept 02/Long                                     $    (20,188)
                                                                   ============

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
EQUITY INCOME FUND          PORTFOLIO OF INVESTMENTS                   8/31/2002

COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Common Stock (67.98%)
Banking & Financial Service (18.28%)
Bank & Bank Holding Company (4.43%)
Fifth Third Bancorp                                         800    $     53,616
Golden State Bancorp Inc.                                 1,500          51,750
M&T Bank Corporation                                        400          34,320
Marshall and Isley Corp.                                  1,000          30,600
Wells Fargo & Company                                     3,750         195,713
                                                                   ------------
                                                                        365,999
                                                                   ------------
Finance Company (1.58%)
Household International Inc.                              1,500          54,165
National Commerce Financial Corp.                         2,200          60,896
Prudential Financial Inc.*                                  500          15,100
                                                                   ------------
                                                                        130,161
                                                                   ------------
Financial Services (0.80%)
MBNA Corp.                                                3,300          66,660
                                                                   ------------
Insurance (5.55%)
Aetna Inc.                                                1,000          42,610
American International Group                              1,779         111,721
Amerivest Properties Inc.                                 1,000           5,850
Fidelity National Fin., Inc.                              1,100          32,945
Marsh & McLennan Cos                                      3,300         160,545
MBIA Inc.                                                   560          25,738
The PMI Group, Inc.                                         800          27,120
XL Capital Ltd.                                             700          51,527
                                                                   ------------
                                                                        458,056
                                                                   ------------
Investment Company (0.58%)
Allied Capital Corp.                                      2,000          47,900
                                                                   ------------
Real Estate (5.34%)
AMB Property Corp.                                        1,300          38,675
Annaly Mortgage Management, Inc.                          4,000          81,320
Boston Properties Inc.                                    1,000          37,880
Istar Financial, Inc.                                     2,000          58,400
Kimco Realty Corp.                                        1,050          33,338
Mills Corp.                                               2,000          57,500
Realty Income Corp.                                       2,800          94,640
SL Green Realty Corp.                                     1,200          39,684
                                                                   ------------
                                                                        441,437
                                                                   ------------
Total Banking & Financial Service                                     1,510,213
                                                                   ------------
Capital Good (1.96%)
Communications & Media (0.37%)
L-3 Communications Holdings*                                600          30,534
                                                                   ------------
Comglomerate (0.61%)
3M Co.                                                      400          49,980
                                                                   ------------
Machinery-Industrial (0.53%)
Caterpillar Inc.                                          1,000          43,640
                                                                   ------------
Pollution Control (0.46%)
Donaldson Co. Inc.                                        1,000          37,820
                                                                   ------------
Total Capital Good                                                      161,974
                                                                   ------------
Consumer Cyclical (8.62%)
Auto & Truck (0.48%)
ITT Industries Inc.                                         580          39,428
                                                                   ------------
Auto Parts (0.38%)
Magna International Inc.                                    500          31,515
                                                                   ------------
Housing (1.96%)
AvalonBay Communities Inc.                                1,040          47,060
D.R. Horton, Inc.                                         1,200          24,912
Masco Corp.                                               2,000          48,320
Stanley Works                                             1,200          41,856
                                                                   ------------
                                                                        162,148
                                                                   ------------
Retail-General (5.25%)
Family Dollar Stores                                      1,000          28,550
Gap Inc.                                                  3,000          35,190
Lowe's Companies                                          2,400          99,312
Sears, Roebuck And Co.                                    1,200    $     54,612
Shopko Stores, Inc.*                                      2,000          28,720
Target Corporation                                        1,400          47,880
TJX Companies Inc.                                        3,000          59,340
Wal-Mart Stores Inc.                                      1,500          80,220
                                                                   ------------
                                                                        433,824
                                                                   ------------
Textile & Apparel (0.55%)
Liz Claiborne Inc.                                        1,600          45,152
                                                                   ------------
Total Consumer Cyclical                                                 712,067
                                                                   ------------
Consumer Non-Durable (12.10%)
Apparel (0.44%)
Ross Store, Inc.                                          1,000          36,110
                                                                   ------------
Business Service (0.81%)
Dial Corp.                                                2,000          40,420
Harland, John H. Co.                                      1,000          26,200
                                                                   ------------
                                                                         66,620
                                                                   ------------
Communications & Media (2.29%)
Harte Hanks, Inc.                                         1,500          30,825
McGraw-Hill Companies Inc.                                2,500         158,525
                                                                   ------------
                                                                        189,350
                                                                   ------------
Cosmetics & Soap (1.01%)
Clorox Company                                              700          30,142
Procter & Gamble Co.                                        600          53,190
                                                                   ------------
                                                                         83,332
                                                                   ------------
Drugs (2.49%)
AmerisourceBergen Corp.                                   1,480         107,315
Baxter International Inc.                                 2,700          97,983
                                                                   ------------
                                                                        205,298
                                                                   ------------
Food, Beverage & Tobacco (3.87%)
Darden Restaurants Inc.                                   1,350          34,601
Fortune Brands Inc.                                       1,000          52,470
Pepsi Bottling Group Inc.                                 1,300          37,960
RJ Reynolds Tobacco Hldgs                                 1,000          58,840
Simon Property Group Inc.                                 1,200          42,708
Tyson Foods, Inc. Cl. A                                   4,200          52,164
Vornado Realty Trust                                      1,000          41,320
                                                                   ------------
                                                                        320,063
                                                                   ------------
Healthcare (0.34%)
Quest Diagnostics, Inc.*                                    500          28,025
                                                                   ------------
Healthcare Service (0.53%)
UnitedHealth Group Incorporated                             500          44,175
                                                                   ------------
Hospital Supply & Service (0.32%)
Omnicare, Inc.                                            1,200          26,724
                                                                   ------------
Total Consumer Non-Durable                                              999,697
                                                                   ------------
Energy (8.97%)
Energy Raw Materials (0.40%)
Baker Hughes Inc.                                         1,200          33,000
                                                                   ------------
Miscellaneous (0.37%)
Valero Energy Corp.                                         952          30,911
                                                                   ------------
Oil & Gas - Domestic (2.45%)
Apache Corp.                                              1,000          55,060
Ocean Energy, Inc.                                        3,000          62,880
Phillips Petroleum Co.                                    1,600          84,128
                                                                   ------------
                                                                        202,068
                                                                   ------------
Oil & Gas - International (4.35%)
ChevronTexaco Corp.                                       1,400         107,282
Exxon Mobil Corp.                                         6,180         219,081
GlobalSantaFe Corp                                        1,500          33,000
                                                                   ------------
                                                                        359,363
                                                                   ------------
Oil & Gas - Service (1.40%)
Diamond Offshore Drilling                                 1,500          33,510
Ensco Intl., Inc.                                         1,800          48,006
Tidewater, Inc.                                           1,200          34,200
                                                                   ------------
                                                                        115,716
                                                                   ------------
Total Energy                                                            741,058
                                                                   ------------

--------------------------------------------------------------------------------
EQUITY INCOME FUND          PORTFOLIO OF INVESTMENTS                   8/31/2002
                                   CONTINUED
COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------

Manufacturing (7.71%)
Building & Housing (0.58%)
Pulte Corp.                                               1,000    $     47,740
                                                                   ------------
Chemical (2.05%)
OM Group, Inc.                                              500          26,365
Praxair Inc.                                              1,000          56,030
RPM, Inc. Ohio                                            2,000          30,560
Sherwin-Williams Co.                                      1,000          27,000
Thornburg Mortgage Inc.                                   1,500          29,625
                                                                   ------------
                                                                        169,580
                                                                   ------------
Consumer Durable (1.40%)
Coach Inc*                                                1,200          29,556
Ethan Allen Interiors, Inc.                               1,500          50,970
Leggett & Platt Inc.                                      1,500          34,725
                                                                   ------------
                                                                        115,251
                                                                   ------------
Container (0.34%)
Smurfit-Stone Container Corp.*                            2,000          28,040
                                                                   ------------
Gold & Precious Metal (0.29%)
Zale Corp.*                                                 800          24,280
                                                                   ------------
Housing (0.64%)
Lennar Corp.                                              1,000          52,800
                                                                   ------------
Non-Ferrous Metal (1.23%)
Alcoa Inc.                                                3,000          75,270
Engelhard Corp.                                           1,000          26,160
                                                                   ------------
                                                                        101,430
                                                                   ------------
Paper & Forest Product (1.18%)
Boise Cascade Corp.                                       1,000          27,050
Plum Creek Timber Co. Inc. (REIT)                         2,740          70,528
                                                                   ------------
                                                                         97,578
                                                                   ------------
Total Manufacturing                                                     636,699
                                                                   ------------
Service (2.91%)
Business (0.58%)
Moody's Corp.                                             1,000          48,320
                                                                   ------------
Consumer (1.68%)
First Data Corp.                                          4,000         139,000
                                                                   ------------
Distributor (0.65%)
American W.W., Inc.                                       1,200    $     53,364
                                                                   ------------
Total Service                                                           240,684
                                                                   ------------
Technology (3.24%)
Aerospace - Aircraft (0.48%)
General Dynamics Corp.                                      500          39,320
                                                                   ------------
Business-Mechanics & Software(0.53%)
Pitney Bowes Inc.                                         1,200          43,500
                                                                   ------------
Other Equipment (0.44%)
Diebold                                                   1,000          36,040
                                                                   ------------
Software (0.60%)
Reynolds & Reynolds Class A                               2,000          49,700
                                                                   ------------
Telecom Equipment (1.20%)
Alliant Techsystems, Inc.*                                  450          30,699
Northrop Grumman Corp.                                      300          36,840
Raytheon Company                                            900          31,500
                                                                   ------------
                                                                         99,039
                                                                   ------------
Total Technology                                                        267,599
                                                                   ------------
Transportation (1.29%)
Miscellaneous (0.60%)
Harley-Davidson Inc.                                      1,000          49,230
                                                                   ------------
Railroad (0.69%)
Conoco Inc.                                               2,333          57,275
                                                                   ------------
Total Transportation                                                    106,505
                                                                   ------------
Utility (2.89%)
Electric (2.89%)
Cinergy Corp.                                             1,200          41,280
TXU Corporation                                             780          37,721
Dominion Resources Inc/Va                                   650          40,762
Entergy Corp.                                             1,000          42,190
Exelon Corp.                                                800          37,456
Progress Energy Inc.                                        850          39,542
                                                                   ------------
                                                                        238,951
                                                                   ------------
Total Utility                                                           238,951
                                                                   ------------
Total Common Stock (Cost $5,040,751)                                  5,615,447
                                                                   ------------

  Par Value
  ---------

Short-Term Investments (32.10%)
$  2,280,000    United States Treasury Bills  09/19/02(b)             2,278,096
     187,198    First American Prime Obligation Fund                    187,198
     187,198    First American Government Obligation Fund               187,198
                                                                   ------------
                Total Short-Term Investments (Cost $2,652,492)        2,652,492
                                                                   ------------
                Total Investments (Cost $7,693,243)(a)(100.08%)       8,267,939
                Net Liabilities (-0.08%)                                 (6,966)
                                                                   ------------
                   Net Assets (100.00%)                            $  8,260,973
                                                                   ============

* Non- Income Producing Security

(a) Aggregate cost for federal income tax purposes is $7,693,243 At August 31, 2002, unrealized appreciation (depreciation) of securities for federal income tax purpose is as follows:

                Unrealized appreciation                            $    822,416
                Unrealized depreciation                                (247,720)
                                                                   ------------
                Net unrealized appreciation                        $    574,696
                                                                   ============

(b At August 31, 2002, certain United States Treasury Bills with a market value of $449,582 were pledged to cover margin requirements for futures contracts.

(c) Futures contracts at August 31, 2002: (Contracts-$500 times premium/ delivery month/commitment)
                                                                    UNREALIZED
                                                                   APPRECIATION
                                                                  (DEPRECIATION)
                S&P MidCap 400 Index:
                7/Sept 02/Long                                     $     45,736
                                                                   ============

                See accompanying notes to financial statements

--------------------------------------------------------------------------------
EUROPEAN GROWTH &           PORTFOLIO OF INVESTMENTS                   8/31/2002
   INCOME FUND
COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Total Common Stock (90.65%)
Banking & Financial Service (29.31%)
Bank & Bank Holding Company (14.61%)
ABN Amro Holding NV  ADR                                  1,351    $     21,940
Banco Bilbao Vizcaya Argentaria SA  ADR                   3,130          30,611
Banco Santander Central Hispano SA  ADR                   4,600          30,452
Barclays Plc  ADR                                         3,740         108,086
Credit Suisse Group  ADR*                                 1,020          23,705
Deutsche Bank AG  ADR                                       570          35,112
ING Groep NV  ADR                                         1,590          34,869
UBS AG  ADR*                                              1,270          59,703
                                                                   ------------
                                                                        344,478
                                                                   ------------
Finance Company (8.85%)
HSBC Holdings Plc  ADR                                    1,800         102,888
Allianz AG  ADR                                           1,540          19,589
BNP Paribas  ADR                                          1,630          38,012
Lloyds TSB Group Plc  ADR                                 1,350          48,128
                                                                   ------------
                                                                        208,617
                                                                   ------------
Insurance (5.17%)
Aegon NV  ADR                                               947          13,741
Axa  ADR                                                  2,845          38,977
Royal & Sun Alliance Insurance Group  ADR                 1,150          11,362
Swiss Reinsurance  ADR                                      515          36,379
Vivendi Universal  ADR                                    1,012          13,116
Zurich Financial Services AG  ADR                           830           8,214
                                                                   ------------
                                                                        121,789
                                                                   ------------
Investment Company (0.68%)
Prudential Plc  ADR                                         997          15,912
                                                                   ------------
Total Banking & Financial Service                                       690,796
                                                                   ------------
Consumer Cyclical (1.58%)
Auto & Truck (1.58%)
DaimlerChrysler AG  ADR*                                    870          37,288
                                                                   ------------
Total Consumer Cyclical                                                  37,288
                                                                   ------------
Consumer Non-Durable (22.53%)
Communications & Media(0.22%)
Telefonaktiebolaget LM Ericsson  ADR*                     7,260           5,300
                                                                   ------------
Consumer Product (1.31%)
Unilever NV  ADR                                            520          30,768
                                                                   ------------
Cosmetics & Soap (0.94%)
L'OREAL  ADR                                              1,540          22,215
                                                                   ------------
Drugs (14.08%)
AstraZeneca Plc  ADR                                      1,610          46,932
Glaxo SmithKline Plc  ADR                                 2,983         113,026
Novartis  ADR                                             2,890         116,901
Roche Holding AG  ADR                                       765          54,930
                                                                   ------------
                                                                        331,789
                                                                   ------------
Food, Beverage & Tobacco (5.22%)
Diageo Plc  ADR                                             870    $     42,030
Nestle SA  ADR                                            1,510          81,004
                                                                   ------------
                                                                        123,034
                                                                   ------------
Retail-Food & Drugs (0.77%)
Koninklijke Ahold NV  ADR                                 1,062          18,054
                                                                   ------------
Total Consumer Non-Durable                                              531,160
                                                                   ------------
Energy (4.14%)
Miscellaneous
Total Fina Elf SA  ADR                                    1,370          97,708
                                                                   ------------
Oil & Gas - International (13.84%)
BP Amoco Plc  ADR                                         3,665         171,522
Royal Dutch Petroleum Company  ADR                        2,010          90,852
Shell Transport & Trading Co.  ADR                        1,575          63,914
                                                                   ------------
                                                                        326,288
                                                                   ------------
Oil & Gas - Service (1.54%)
ENI-Ente Nazionale Idrocarburi SpA  ADR                     480          36,192
                                                                   ------------
Total Energy                                                            460,188
                                                                   ------------
Manufacturing (2.38%)
Chemical (2.38%)
Bayer AG  ADR                                               640          15,283
Siemens AG  ADR                                             870          40,794
                                                                   ------------
                                                                         56,077
                                                                   ------------
Total Manufacturing                                                      56,077
                                                                   ------------
Technology (5.57%)
Electronic (1.11%)
Koninklijke Philips Electronics NV  ADR                   1,290          26,058
                                                                   ------------
Telecommunications (4.46%)
Deutsche Telekom  ADR                                     2,400          26,400
Nokia OYJ  ADR                                            4,595          61,068
Telecom Italia SpA  ADR                                     220          17,556
                                                                   ------------
                                                                        105,024
                                                                   ------------
Total Technology                                                        131,082
                                                                   ------------
Utility (1.19%)
Electric
E.ON AG  ADR                                                550          28,001
                                                                   ------------
Telephone (7.65%)
Alcatel SA  ADR                                           1,100           5,533
BT Group PLC  ADR                                           890          27,821
Telefonica SA  ADR*                                       1,466          40,403
Vodafone Group PLC  ADR                                   6,670         106,653
                                                                   ------------
                                                                        180,410
                                                                   ------------
Water (0.93%)
Suez SA  ADR                                                950          21,893
                                                                   ------------
Total Utility                                                           230,304
                                                                   ------------
Total Common Stock (Cost $3,026,402)                                  2,136,895
                                                                   ------------

  Par Value
  ---------

Short-Term Investments (8.89%)

$    104,794    First American Government Obligation Fund               104,794
     104,794    First American Prime Obligation Fund                    104,794
                                                                   ------------
                Total Short-Term Investments (Cost $209,588)            209,588
                                                                   ------------
                Total Investments (Cost $3,235,990)(a) (99.54%)       2,346,483
                Other Net Assets (0.46%)                                 10,774
                                                                   ------------
                   Net Assets (100.00%)                            $  2,357,257
                                                                   ============

*  Non-Income Producing Security
** Unsponsored ADR
ADR - American Depository Receipts

(a) Aggregate cost for federal income tax purposes is $3,235,990. At August 31, 2002, unrealized appreciation (depreciation) of securities for federal income tax purpose is as follows:

                Unrealized appreciation                            $     28,467
                Unrealized depreciation                                (917,974)
                                                                   ------------
                   Net unrealized depreciation                     $   (889,507)
                                                                   ============

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
NASDAQ-100 INDEX FUND       PORTFOLIO OF INVESTMENTS                   8/31/2002

COMPANY                                                  SHARES   VALUE (NOTE 1)
--------------------------------------------------------------------------------
Common Stock (86.63%)
Capital Good (0.53%)
Integrated Device Tech.*                                  1,110    $     14,685
Molex Inc.                                                1,132          33,620
                                                                   ------------
Total Capital Good                                                       48,305
                                                                   ------------
Consumer Cyclical (3.53%)
Bed Bath & Beyond Inc.*                                   4,556         146,065
Costco Wholesale Corp.*                                   2,805          93,715
Dollar Tree Stores Inc.*                                  1,270          31,255
Paccar Inc.                                               1,518          53,601
                                                                   ------------
Total Consumer Cyclical                                                 324,636
                                                                   ------------
Consumer Non-Durable (14.54%)
Abgenix Inc.*                                               920           7,121
Andrx Group*                                                790          19,458
Biomet Inc.                                               4,176         112,167
Charter Communications Inc.*                              3,410          10,776
Cintas Group                                              2,396         105,448
Comcast Corp.*                                            5,195         123,797
Concord EFS Inc.*                                         6,862         140,053
Echostar Communications Corp.*                            2,851          50,748
Express Scripts, Inc.*                                      870          41,760
Gilead Services, Inc.*                                    2,260          72,501
Human Genome Sciences Inc.*                               1,450          21,837
Idec Pharmaceuticals Corp.*                               1,970          79,155
Medimmune Inc.*                                           3,061          78,576
Millennium Pharmaceuticals*                               3,470          42,542
PanAmSat Corp.*                                           2,316          43,541
Paychex Inc.                                              4,127          96,572
Sepracor Inc. *                                             990           5,514
Staples Inc.*                                             3,634          50,513
Starbucks Corp.*                                          6,282         126,268
Telefonaktiebolaget LM Ericsson  ADR*                    10,528           7,685
USA Interactive*                                          4,692         100,503
                                                                   ------------
Total Consumer Non-Durable                                            1,336,535
                                                                   ------------
Manufacturing (6.90%)
Applied Materials Inc.*                                   9,486         126,733
Applied Micro Circuits Corp.*                             3,866          14,884
CDW Computer Centers*                                     1,040          44,637
Citrix Systems Inc.*                                      2,347          14,786
Comverse Technology Inc.*                                 2,493          20,393
Dell Computer Corp.*                                     10,959         291,729
Novellus Systems Inc.*                                    1,660          40,604
Sigma-Aldrich                                               800          40,800
Smurfit-Stone Container Corp.*                            2,824          39,592
                                                                   ------------
Total Manufacturing                                                     634,158
                                                                   ------------
Service (2.49%)
Apollo Group Inc.*                                        2,060          86,170
Fiserv, Inc.*                                             2,754         101,375
Mercury Interactive Corp.*                                1,035          26,299
TMP Worldwide Inc.*                                       1,385          15,124
                                                                   ------------
Total Service                                                           228,968
                                                                   ------------
Technology (58.64%)
ADC Telecommunications Inc.*                             10,754          13,765
Adobe Systems Inc                                         2,664          53,546
Altera Corp.*                                             5,956          63,789
Amazon.com, Inc.*                                         2,863    $     42,773
Amgen Inc.*                                               9,366         421,751
Apple Computer Inc.*                                      5,686          83,869
Atmel Corp.*                                              3,956           9,138
BEA Systems Inc.*                                         4,180          25,540
Biogen Inc.*                                              2,142          71,757
Broadcom Corp.*                                           2,020          33,310
Brocade Communications System*                            2,690          38,924
Cephalon, Inc.*                                             580          25,230
Check Point Software Technologies*                        2,840          47,573
Chiron Corp.*                                             2,984         113,064
Ciena Corp.*                                              6,410          26,018
Cisco Systems Inc.*                                      30,104         416,037
Compuware Corp.*                                          2,537           9,209
Conexant Systems Inc.*                                    3,280           4,854
Cytyc Corporation*                                        1,550          15,252
Ebay, Inc.*                                               2,384         134,744
Electronic Arts*                                          1,610         101,849
Flextronics International Ltd.*                           6,170          58,430
Gemstar-TV GUIDE Intl Group*                              5,059          20,843
Genzyme Corp.*                                            3,130          64,728
I2 Technologies, Inc.*                                    5,004           4,504
Icos Corp.*                                                 690          16,753
ImClone Systems*                                            910           7,553
Intel Corp.                                              27,342         455,791
Intuit Inc.*                                              3,098         138,264
Invitrogen Corp.*                                           560          19,936
JDS Uniphase Corp.*                                      17,577          47,282
Juniper Networks Inc.*                                    2,570          18,684
Kla-Tencor Corp.*                                         2,637          86,678
Linear Technology Corp.                                   4,782         125,384
Maxim Integrated Products*                                5,023         158,777
Microchip Tech*                                           1,921          40,437
Microsoft Corp.*                                         21,506       1,055,514
Network Appliance Inc.*                                   3,939          37,578
Nextel Communications Inc.*                              11,512          87,606
Nvidia Corp.*                                             1,970          19,908
Oracle Corporation*                                      26,228         251,527
Peoplesoft Inc.*                                          5,079          81,670
PMC - Sierra Inc.*                                        2,043          14,321
Protein Design Labs Inc.*                                   990          10,257
Qlogic Corp.*                                             1,080          36,234
Qualcomm Inc.*                                           10,487         290,595
Rational Software Corp.*                                  2,335          15,878
RF Micro Devices Inc.*                                    2,088          13,969
Sanmina Corp.*                                            6,170          21,842
Siebel Systems Inc*                                       6,202          52,531
Sun Microsystems Inc.*                                   16,052          59,232
Symantec Corp.*                                           1,780          50,908
Synopsys, Inc.*                                             810          34,952
Tellabs Inc.*                                             3,069          17,340
VeriSign Inc.*                                            2,514          18,051
Veritas Software Corp.*                                   4,462          72,240
Vitesse Semiconductor*                                    2,471           3,286
Xilinx Inc.*                                              4,917          94,996
Yahoo Inc.*                                               3,245          33,391
                                                                   ------------
Total Technology                                                      5,389,862
                                                                   ------------
Total Common Stock (Cost $20,403,254)                                 7,962,464
                                                                   ------------

--------------------------------------------------------------------------------
NASDAQ-100 INDEX FUND       PORTFOLIO OF INVESTMENTS                   8/31/2002
                                   CONTINUED
PAR VALUE                                                         VALUE (NOTE 1)
--------------------------------------------------------------------------------
Short-Term Investments (13.71%)
$    200,000    United States Treasury Bills  09/19/02(b)          $    199,833
     300,000    United States Treasury Bills  11/07/02(b)               299,123
     380,280    First American Prime Obligation Fund                    380,280
     380,280    First American Government Obligation Fund               380,280
                                                                   ------------
                Total Short-Term Investments (Cost $1,259,516)        1,259,516
                                                                   ------------
                Total Investments (Cost $21,662,770)(a)(100.34%)      9,221,980
                Net Liabilities (-0.34%)                                (31,115)
                                                                   ------------
                   Net Assets (100.00%)                            $  9,190,865
                                                                   ============

* Non- Income Producing Security
ADR- American Depository Receipts.

(a) Aggregate cost for federal income tax purposes is $21,662,770. At August 31, 2002, unrealized appreciation (depreciation) of securities for federal income tax purpose is as follows:

                Unrealized appreciation                            $    155,702
                Unrealized depreciation                             (12,596,492)
                                                                   ------------
                   Net unrealized depreciation                     $(12,440,790)
                                                                   ============

(b) At August 31, 2002, certain United States Treasury Bills with a market value of $199,833 were pledged to cover margin requirements for futures contracts.

(c) Futures contracts at August 31, 2002: (Contracts-$20 times premium/delivery month/commitment)

                                                                    UNREALIZED
                                                                   APPRECIATION
                                                                  (DEPRECIATION)
                Nasdaq 100 E-mini Futures:
                66/Sept 02/Long                                    $        166
                                                                   ============

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
                                AUGUST 31, 2002

--------------------------------------------------------------------------------

                                             California    California      California
                                              Tax-Free      Tax-Free        Insured    Short-Term U.S      U.S.        The United
                                                Money        Income       Intermediate   Government     Government   States Treasury
                                             Market Fund      Fund            Fund        Bond Fund   Securities Fund      Trust
                                            ========================================================================================
ASSETS
   Investments at market value (identified
   cost $ 93,218,438, $ 182,692,282,
   $ 25,083,816, $ 9,858,408, $ 30,020,859,
   and $50,970,698 respectively)(Note 1)    $ 93,218,438   $203,875,260   $ 26,751,448   $  9,982,328   $ 31,297,598   $ 50,970,698
Cash                                              78,530         94,571         96,231         81,866         74,800         37,536
Interest receivable                              223,335      2,303,929        296,745         66,781        285,380             --
Receivable for fund shares sold                1,175,169      1,018,587          1,030          1,204        191,049         34,085
Receivable for investments sold                       --             --             --        824,500      1,469,830             --
                                            ---------------------------------------------------------------------------------------
   Total Assets                               94,695,472    207,292,347     27,145,454     10,956,679     33,318,657     51,042,319

LIABILITIES
   Payable for fund shares repurchased         1,281,960         87,677          1,376          6,000          1,352          8,112
   Payable to Investment Advisor                  19,831         83,114          7,935          1,058         12,030          8,998
   Accrued expenses                               22,677         55,670         10,616          4,863         11,981         12,173
   Distributions payable                              --        157,226         20,320          2,376         18,447             --
                                            ---------------------------------------------------------------------------------------
      Total Liabilities                        1,324,468        383,687         40,247         14,297         43,810         29,283
                                            ---------------------------------------------------------------------------------------
NET ASSETS:
   (Applicable to 93,434,375; 15,631,244;
   2,416,753; 1,075,681; 3,101,679 and
   51,005,733 shares of beneficial interest
   with no par value, unlimited number of
   shares authorized)                       $ 93,371,004   $206,908,660   $ 27,105,207   $ 10,942,382   $ 33,274,847   $ 51,013,036
                                            =======================================================================================
PRICING OF SHARES:
 Net asset value, offering and redemption
 price per share
   $ 93,371,004 / 93,434,375 shares         $       1.00
                                            ============
   $ 206,908,660 / 15,631,244 shares                       $      13.24
                                                           ============
   $ 27,105,207 / 2,416,753 shares                                        $      11.22
                                                                          ============
   $ 10,942,382 / 1,075,681 shares                                                       $      10.17
                                                                                         ============
   $ 33,274,847 / 3,101,679 shares                                                                      $      10.73
                                                                                                        ============
   $ 51,013,036 / 51,005,733 shares                                                                                    $       1.00
                                                                                                                       ============

   Net Assets at August 31, 2002 consist of:
   Paid-in capital                          $ 93,385,845   $183,424,495   $ 25,265,976   $ 10,846,047   $ 32,474,089   $ 51,005,861
   Undistributed net investment income                --        442,188         19,166          1,360          8,988             --
   Accumulated net realized gains(losses)        (14,841)     1,858,999        152,433        (28,945)      (484,969)         7,175
   Unrealized appreciation of investments             --     21,182,978      1,667,632        123,920      1,276,739             --
                                            ---------------------------------------------------------------------------------------
                                            $ 93,371,004   $206,908,660   $ 27,105,207   $ 10,942,382   $ 33,274,847   $ 51,013,036
                                            =======================================================================================

                 See accompanying notes to financial statements

                                       31

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
                                AUGUST 31, 2002

--------------------------------------------------------------------------------

                                                                                                           European
                                               S&P 500      S&P MidCap    S&P SmallCap      Equity         Growth &     Nasdaq-100
                                             Index Fund     Index Fund     Index Fund     Income Fund    Income Fund    Index Fund
                                            ========================================================================================
ASSETS
   Investments at market value (identified
   cost $97,164,681, $ 97,024,714,
   $ 16,425,787, $ 7,693,243, $ 3,235,990,
   and $ 21,662,770 respectively)(Note 1)   $ 93,711,397   $ 96,808,199   $ 15,825,634   $  8,267,939   $  2,346,483   $  9,221,980
   Interest receivable                             4,714          1,475            636            431            237            912
   Dividends receivable                          172,862         88,705          8,225         10,383         11,186            888
   Receivable for fund shares sold               103,477        236,153          4,654          2,029          3,075          4,914
   Variation margin receivable                     2,410             --             --             --             --             --
                                            ---------------------------------------------------------------------------------------
      Total Assets                            93,994,860     97,134,532     15,839,149      8,280,782      2,360,981      9,228,694
                                            ---------------------------------------------------------------------------------------
LIABILITIES
   Payable for fund shares repurchased             1,892        461,783             --            940             --         12,050
   Variation margin payable                           --         43,269         16,275          9,100             --         17,136
   Payable to Investment Advisor                   4,130         13,206          1,675          3,329            158            675
   Accrued expenses                               28,018         26,036          7,947          6,440          3,566          7,968
                                            ---------------------------------------------------------------------------------------
      Total Liabilities                           34,040        544,294         25,897         19,809          3,724         37,829
                                            ---------------------------------------------------------------------------------------
NET ASSETS:
   (Applicable to 5,084,728; 6,616,641;
   1,363,396; 726,005; 406,718 and
   3,816,296 shares of beneficial interest
   with no par value, unlimited number of
   shares authorized)                       $ 93,960,820   $ 96,590,238   $ 15,813,252   $  8,260,973   $  2,357,257   $  9,190,865
                                            =======================================================================================
PRICING OF SHARES:
 Net asset value, offering and redemption
 price per share
   $ 93,960,820 / 5,084,728 shares          $      18.48
                                            ============
   $ 96,590,238 / 6,616,641 shares                         $      14.60
                                                           ============
   $ 15,813,252 / 1,363,396 shares                                        $      11.60
                                                                          ============
   $ 8,260,973 / 726,005 shares                                                          $      11.38
                                                                                         ============
   $ 2,357,257 / 406,718 shares                                                                         $       5.80
                                                                                                        ============
   $ 9,190,865 / 3,816,296 shares                                                                                      $       2.41
                                                                                                                       ============

   Net Assets at August 31 2002 consist of:
   Paid-in capital                          $109,565,387   $100,321,518   $ 16,350,782   $  8,542,931   $  3,447,732   $ 27,656,729
   Undistributed net investment income           288,956        130,689             --         22,686             --             --
   Accumulated net realized gains(losses)    (12,399,026)    (3,562,225)        82,811       (925,076)      (200,968)    (6,025,240)
   Unrealized appreciation
      (depreciation) of investments           (3,453,284)      (216,515)      (600,153)       574,696       (889,507)   (12,440,790)
   Unrealized appreciation
      (depreciation) of futures contracts        (41,213)       (83,229)       (20,188)        45,736             --            166
                                            ---------------------------------------------------------------------------------------
                                            $ 93,960,820   $ 96,590,238   $ 15,813,252   $  8,260,973   $  2,357,257   $  9,190,865
                                            =======================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2002

--------------------------------------------------------------------------------

                                             California     California     California     Short-Term        U.S.       The United
                                              Tax-Free       Tax-Free       Insured          U.S.        Government      States
                                            Money Market      Income      Intermediate    Government     Securities     Treasury
                                                Fund           Fund           Fund         Bond Fund        Fund          Trust
                                            ========================================================================================
Investment Income
   Interest income                          $  1,570,346   $  9,326,224   $  1,019,893   $    366,470   $  1,579,872   $  1,143,900
                                            ---------------------------------------------------------------------------------------
Expenses
   Management fees (Note 2)                      505,783        941,315        122,990         54,067        148,905        269,343
   Transfer agent fees                            36,860         54,702         11,363         10,013         14,977         20,931
   Accounting services                            69,832        119,827         22,528         11,789         26,021         39,108
   Custodian fees                                 10,816         18,176          3,050          2,540          4,804          5,896
   Legal and audit fees                           21,197         38,410          7,414          5,093          8,167         13,832
   Trustees fees                                   6,000          5,986          6,012          2,001          2,006          2,006
   Insurance                                       2,269          6,917            644            256            775          1,144
   Printing                                        1,997          5,704            718            435          1,730          1,648
   Registration & dues                             1,925          7,502          1,686          2,297          4,167          6,956
                                            ---------------------------------------------------------------------------------------
      Total Expenses                             656,679      1,198,539        176,405         88,491        211,552        360,864
         Less reimbursement
            fromm manager (Note 2)              (250,686)            --        (41,116)       (42,201)       (17,975)      (137,058)
                                            ---------------------------------------------------------------------------------------
      Net Expenses                               405,993      1,198,539        135,289         46,290        193,577        223,806
                                            ---------------------------------------------------------------------------------------
         Net Investment Income                 1,164,353      8,127,685        884,604        320,180      1,386,295        920,094
                                            ---------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
 on Investments
   Net realized gain from
      security transactions                           --      2,155,581        334,245        110,120        360,470         11,358
   Change in unrealized appreciation
      of investments                                  --        943,525        289,763         (6,627)       197,330             --
                                            ---------------------------------------------------------------------------------------
   Net realized and unrealized
      gain on investments                             --      3,099,106        624,008        103,493        557,800         11,358
                                            ---------------------------------------------------------------------------------------
   Net increase in net assets
      resulting from Operations             $  1,164,353   $ 11,226,791   $  1,508,612   $    423,673   $  1,944,095   $    931,452
                                            =======================================================================================

                 See accompanying notes to financial statements

                                       33

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2002

--------------------------------------------------------------------------------

                                                                                                          European
                                              S&P 500       S&P MidCap    S&P SmallCap      Equity        Growth &      Nasdaq-100
                                             Index Fund     Index Fund     Index Fund     Income Fund    Income Fund    Index Fund
                                            ========================================================================================
Investment Income
   Interest income                          $    303,621   $    222,250   $     32,216   $     49,326   $      1,942   $     53,438
   Dividend income                             1,769,791        891,542        108,958        143,535         51,050          6,091
                                            ---------------------------------------------------------------------------------------
      Total                                    2,073,412      1,113,792        141,174        192,861         52,992         59,529
                                            ---------------------------------------------------------------------------------------
Expenses
   Management fees (Note 2)                      345,026        379,847         80,279         43,111         19,642         57,220
   Transfer agent fees                            45,163         26,028         16,815         10,472          8,691         19,657
   Accounting services                            90,312         74,489         16,101         10,750          6,609         12,067
   Custodian fees                                 14,263         15,678         10,378          2,321          4,247          5,385
   Legal and audit fees                           28,341         18,394          5,929          4,639          3,437          5,215
   Trustees fees                                   2,007          2,007          2,011          2,009          2,001          2,017
   Insurance                                       2,797          2,183            359            187             52            220
   Printing                                        7,868          5,023          2,402          1,430            716          2,767
   Registration & dues                            15,379         15,502          4,954          3,096            659          3,748
   Licensing fee                                  15,128         10,041          1,313             --             --          5,044
                                            ---------------------------------------------------------------------------------------
      Total Expenses                             566,284        549,192        140,541         78,015         46,054        113,340
         Less reimbursement fromm
            manager (Note 2)                    (290,264)      (170,862)       (36,178)        (9,037)       (24,101)       (40,171)
                                            ---------------------------------------------------------------------------------------
      Net Expenses                               276,020        378,330        104,363         68,978         21,953         73,169
                                            ---------------------------------------------------------------------------------------
         Net Investment Income                 1,797,392        735,462         36,811        123,883         31,039        (13,640)
                                            ---------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
 on Investments
   Net realized gain (loss) from
      security transactions                   10,208,449        587,063        641,633         25,247       (146,705)    (2,289,735)
   Net realized loss from
      futures contracts                       (4,503,980)    (2,641,626)      (721,754)       (95,107)            --     (2,064,615)
   Change in unrealized appreciation
      (depreciation) of investments          (35,410,186)    (9,834,750)    (1,897,934)      (660,004)      (342,973)    (1,047,451)
   Change in unrealized gain (loss) of
      futures contracts                        2,150,192        250,898        143,320        114,826             --        704,894
                                            ---------------------------------------------------------------------------------------
   Net realized and unrealized loss on
      investments                            (27,555,525)   (11,638,415)    (1,834,735)      (615,038)      (489,678)    (4,696,907)
                                            ---------------------------------------------------------------------------------------
   Net decrease in net assets resulting
      from operations                       $(25,758,133)  $(10,902,953)  $ (1,797,924)  $   (491,155)  $   (458,639)  $ (4,710,547)
                                            =======================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                California Tax-Free           California Tax-Free           California Insured
                                                 Money Market Fund                Income Fund               Intermediate Fund
                                            ---------------------------   ---------------------------   ---------------------------

                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                             August 31,     August 31,     August 31,     August 31,     August 31,     August 31,
                                                2002           2001           2002           2001           2002           2001
                                            =======================================================================================
Operations
   Net investment income                    $  1,164,353   $  2,783,496   $  8,127,685   $  8,326,750   $    884,604   $    904,370
   Net realized gain (loss) on investments            --             --      2,155,581      1,328,519        334,245        123,513
   Change in unrealized
      appreciation of investments                     --             --        943,525      5,644,714        289,763        645,205
                                            ---------------------------------------------------------------------------------------
   Net increase in net assets resulting
      from operations                          1,164,353      2,783,496     11,226,791     15,299,983      1,508,612      1,673,088
   Undistributed investment income
      included in price of shares sold
      and repurchased                                 --             --         18,559        (56,480)         7,021         (4,387)

Distributions to Shareholders
   Distributions from net investment
      income                                  (1,164,353)    (2,783,496)    (8,024,995)    (8,334,565)      (883,953)      (901,165)
   Distributions from realized capital
      gains on investments                            --             --     (1,633,202)      (214,975)      (303,017)          (733)

Capital Share Transactions
   Increase (decrease) in net assets
      resulting from capital share
      transactions                            (6,149,358)    (3,327,526)     4,035,715     (2,193,974)     3,827,866       (696,315)
                                            ---------------------------------------------------------------------------------------
   Total increase (decrease)                  (6,149,358)    (3,327,526)     5,622,868      4,499,989      4,156,529         70,488

Net Assets
   Beginning of year                          99,520,362    102,847,888    201,285,792    196,785,803     22,948,678     22,878,190
                                            ---------------------------------------------------------------------------------------
   End of year                              $ 93,371,004   $ 99,520,362   $206,908,660   $201,285,792   $ 27,105,207   $ 22,948,678
                                            =======================================================================================
   Including undistributed net
   investment income of:                    $         --   $         --   $    442,188   $         --   $     19,166   $      5,522
                                            =======================================================================================

                 See accompanying notes to financial statements

                                       35

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                  Short-Term U.S.               U.S. Government              The United States
                                               Government Bond Fund             Securities Fund                Treasury Trust
                                            ---------------------------   ---------------------------   ---------------------------

                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                             August 31,     August 31,     August 31,     August 31,     August 31,     August 31,
                                                2002           2001           2002           2001           2002           2001
                                            =======================================================================================
Operations
   Net investment income                    $    320,180   $    421,461   $  1,386,295   $  1,374,532   $    920,094   $  2,925,839
   Net realized gain on investments              110,120         35,587        360,470        505,182         11,358         17,140
   Change in unrealized
      appreciation of investments                 (6,627)       113,651        197,330        529,578             --             --
                                            ---------------------------------------------------------------------------------------
   Net increase in net assets resulting
      from operations                            423,673        570,699      1,944,095      2,409,292        931,452      2,942,979
   Undistributed investment income
      included in price of shares sold
      and repurchased                             (7,175)        12,931         12,315            775             --             --

Distributions to Shareholders
   Distributions from net investment
      income                                    (318,820)      (431,166)    (1,651,229)    (1,360,429)      (920,149)    (2,925,839)
   Distributions from realized capital
      gains on investments                      (165,875)          (189)      (382,541)            --        (13,608)            --

Capital Share Transactions
   Increase (decrease) in net assets
      resulting from capital share
      transactions                              (612,838)     6,038,929      6,087,346      1,738,958     (8,744,503)     3,278,694
                                            ---------------------------------------------------------------------------------------
   Total increase (decrease)                    (681,035)     6,191,204      6,009,986      2,788,596     (8,746,808)     3,295,834

Net Assets
   Beginning of year                          11,623,417      5,432,213     27,264,861     24,476,265     59,759,844     56,464,010
                                            ---------------------------------------------------------------------------------------
   End of year                              $ 10,942,382   $ 11,623,417   $ 33,274,847   $ 27,264,861   $ 51,013,036   $ 59,759,844
                                            =======================================================================================
   Including undistributed net
   investment income of:                    $      1,360   $         --   $      8,988   $     67,993   $         --   $         --
                                            =======================================================================================

*    Commencement of operations

                 See accompanying notes to financial statements

                                       36

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      S&P 500                     S&P MidCap                   S&P SmallCap
                                                    Index Fund                    Index Fund                    Index Fund
                                            ---------------------------   ---------------------------   ---------------------------

                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                             August 31,     August 31,     August 31,     August 31,     August 31,     August 31,
                                                2002           2001           2002           2001           2002           2001
                                            =======================================================================================
Operations
   Net investment income                    $  1,797,392   $  2,036,050   $    735,462   $    766,707   $     36,811   $    104,857
   Net realized gain on investments           10,208,449      1,624,453        587,063      1,853,307        641,633        845,406
   Net realized loss on futures contracts     (4,503,980)    (1,997,038)    (2,641,626)    (1,235,025)      (721,754)      (273,514)
   Change in unrealized
      appreciation of investments            (35,410,186)   (40,849,033)    (9,834,750)    (6,042,926)    (1,897,934)      (718,880)
   Change in unrealized appreciation
      of futures contracts                     2,150,192     (2,438,566)       250,898       (649,679)       143,320       (252,061)
                                            ---------------------------------------------------------------------------------------
   Net decrease in net
      assets resulting from operations       (25,758,133)   (41,624,134)   (10,902,953)    (5,307,616)    (1,797,924)      (294,192)
   Undistributed investment income
      included in price of shares sold
      and repurchased                            (50,153)        26,999         23,030         15,705          1,019          1,592

Distributions to Shareholders
   Distributions from net investment
      income                                  (1,839,168)    (1,986,260)      (656,257)      (776,706)       (51,088)      (119,083)
   Distributions from realized capital
      gains on investments                            --     (2,289,936)      (308,749)   (10,756,006)            --       (597,363)

Capital Share Transactions
   Increase (decrease) in net assets
      resulting from capital share
      transactions                           (19,781,595)    21,372,276     25,142,164     25,368,570      3,435,465      2,371,986
                                            ---------------------------------------------------------------------------------------
   Total increase (decrease)                 (47,429,049)   (24,501,055)    13,297,235      8,543,947      1,587,472      1,362,940

Net Assets
   Beginning of year                         141,389,869    165,890,924     83,293,003     74,749,056     14,225,780     12,862,840
                                            ---------------------------------------------------------------------------------------
   End of year                              $ 93,960,820   $141,389,869   $ 96,590,238   $ 83,293,003   $ 15,813,252   $ 14,225,780
                                            =======================================================================================
   Including undistributed net
   investment income of:                    $    288,956   $    330,732   $    130,689   $     51,484   $         --    $      3,441
                                            =======================================================================================

                 See accompanying notes to financial statements

                                       37

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                               European Growth &
                                                Equity Income Fund                Income Fund             Nasdaq-100 Index Fund
                                            ---------------------------   ---------------------------   ---------------------------

                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                             August 31,     August 31,     August 31,     August 31,     August 31,     August 31,
                                                2002           2001           2002           2001           2002           2001
                                            =======================================================================================
Operations
   Net investment income                    $    123,883   $    207,935   $     31,039   $     20,356   $    (13,640)  $     53,004
   Net realized gain (loss) on investments        25,247        (60,214)      (146,705)       (53,456)    (2,289,735)      (465,271)
   Net realized loss on futures contracts        (95,107)      (585,709)            --             --     (2,064,615)      (971,588)
   Change in unrealized
      appreciation of investments               (660,004)      (929,060)      (342,973)      (502,579)    (1,047,451)   (11,290,579)
   Change in unrealized appreciation
      of futures contracts                       114,826       (278,382)            --             --        704,894       (938,760)
                                            ---------------------------------------------------------------------------------------
   Net decrease in net
      assets resulting from operations          (491,155)    (1,645,430)      (458,639)      (535,679)    (4,710,547)   (13,613,194)
   Undistributed investment income
      included in price of shares sold
      and repurchased                               (105)        (6,939)         2,895          1,854         (1,856)        12,568

Distributions to Shareholders
   Distributions from net investment
      income                                    (122,794)      (297,134)       (34,775)       (19,774)       (18,789)      (123,813)
   Distributions from realized capital
      gains on investments                            --        (23,840)            --             --             --        (85,205)

Capital Share Transactions
   Increase (decrease) in net assets
      resulting from capital share
      transactions                                80,544     (1,044,722)       741,521      1,154,928      2,532,278     10,701,330
                                            ---------------------------------------------------------------------------------------
   Total increase (decrease)                    (533,510)    (3,018,065)       251,002        601,329     (2,198,914)    (3,108,314)

Net Assets
   Beginning of year                           8,794,483     11,812,548      2,106,255      1,504,926     11,389,779     14,498,093
                                            ---------------------------------------------------------------------------------------
   End of year                              $  8,260,973   $  8,794,483   $  2,357,257   $  2,106,255   $  9,190,865   $ 11,389,779
                                            =======================================================================================
   Including undistributed net
   investment income of:                    $     22,686   $     21,597   $         --   $      3,112   $         --   $         --
                                            =======================================================================================

*    Commencement of operations

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     California Tax-Free Income Fund
                                                     -------------------------------
                                               Year Ended                       Year Ended
                                            August 31, 2002                  August 31, 2001
                                    -----------------------------     -----------------------------
                                        Shares          Value             Shares          Value
                                    ---------------------------------------------------------------
Shares sold ....................       9,401,276    $ 121,402,518        6,234,211    $  79,853,046
Shares issued in reinvestment of
   distributions ...............         580,372        7,492,647          509,305        6,527,273
                                    ---------------------------------------------------------------
                                       9,981,648      128,895,165        6,743,516       86,380,319
Shares repurchased .............      (9,632,416)    (124,859,450)      (6,889,876)     (88,574,293)
                                    ---------------------------------------------------------------
   Net increase (decrease) .....         349,232    $   4,035,715         (146,360)   $  (2,193,974)
                                    ===============================================================

                                                  California Insured Intermediate Fund
                                                  ------------------------------------
                                               Year Ended                       Year Ended
                                            August 31, 2002                  August 31, 2001
                                    -----------------------------     -----------------------------
                                        Shares          Value             Shares          Value
                                    ---------------------------------------------------------------

Shares sold ....................         564,939    $   6,220,323          290,663    $   3,136,429
Shares issued in reinvestment of
   distributions ...............          80,255          875,749           58,373          631,628
                                    ---------------------------------------------------------------
                                         645,194        7,096,072          349,036        3,768,057
Shares repurchased .............        (298,052)      (3,268,206)        (414,432)      (4,464,372)
                                    ---------------------------------------------------------------
   Net increase (decrease) .....         347,142    $   3,827,866          (65,396)   $    (696,315)
                                    ===============================================================

                                          California Tax-Free              The United States
                                             Money Market                    Treasury Trust
                                          -------------------              -----------------
                                     Year Ended       Year Ended       Year Ended       Year Ended
                                     August 31,       August 31,       August 31,       August 31,
                                        2002             2001             2002             2001
                                    ------------    -------------    -------------    -------------
                                    Shares/Value     Shares/Value     Shares/Value     Shares/Value
                                    ---------------------------------------------------------------

Shares sold ....................     101,150,594      174,547,330      111,938,441      125,504,552
Shares issued in reinvestment of
   distributions ...............       1,114,305        2,705,407          878,694        2,837,394
                                    ---------------------------------------------------------------
                                     102,264,899      177,252,737      112,817,135      128,341,946
Shares repurchased .............    (108,414,257)    (180,580,263)    (121,561,638)    (125,063,252)
                                    ---------------------------------------------------------------
   Net increase (decrease) .....      (6,149,358)      (3,327,526)      (8,744,503)       3,278,694
                                    ===============================================================

                                                  Short-Term U.S. Government Bond Fund
                                                  ------------------------------------
                                               Year Ended                       Year Ended
                                            August 31, 2002                  August 31, 2001
                                    -----------------------------     -----------------------------
                                        Shares          Value             Shares          Value
                                    ---------------------------------------------------------------

Shares sold ....................         766,546    $   7,819,082          929,957    $   9,446,723
Shares issued in reinvestment of
   distributions ...............          41,401          421,484           36,384          369,569
                                    ---------------------------------------------------------------
                                         807,947        8,240,566          966,341        9,816,292
Shares repurchased .............        (867,372)      (8,853,404)        (371,693)      (3,777,363)
                                    ---------------------------------------------------------------
   Net increase (decrease) .....         (59,425)   $    (612,838)         594,648    $   6,038,929
                                    ===============================================================

                                                     U.S. Government Securities Fund
                                                     -------------------------------
                                               Year Ended                       Year Ended
                                            August 31, 2002                  August 31, 2001
                                    -----------------------------     -----------------------------
                                        Shares          Value             Shares          Value
                                    ---------------------------------------------------------------

Shares sold ....................         872,674    $   9,276,151          368,136    $   3,908,613
Shares issued in reinvestment of
   distributions ...............         165,219        1,754,686          112,696        1,194,497
                                    ---------------------------------------------------------------
                                       1,037,893       11,030,837          480,832        5,103,110
Shares repurchased .............        (467,217)      (4,943,491)        (319,458)      (3,364,152)
                                    ---------------------------------------------------------------
   Net increase (decrease) .....         570,676    $   6,087,346          161,374    $   1,738,958
                                    ===============================================================

                                                           S&P 500 Index Fund
                                                           ------------------
                                               Year Ended                       Year Ended
                                            August 31, 2002                  August 31, 2001
                                    -----------------------------     -----------------------------
                                        Shares          Value             Shares          Value
                                    ---------------------------------------------------------------

Shares sold ....................       1,468,993    $  31,386,527        1,479,909    $  38,349,791
Shares issued in reinvestment of
   distributions ...............          74,807        1,615,893          155,980        4,056,766
                                    ---------------------------------------------------------------
                                       1,543,800       33,002,420        1,635,889       42,406,557
Shares repurchased .............      (2,663,037)     (52,784,015)        (810,707)     (21,034,281)
                                    ---------------------------------------------------------------
   Net increase (decrease) .....      (1,119,237)   $ (19,781,595)         825,182    $  21,372,276
                                    ===============================================================

                 See accompanying notes to financial statements

                                       39

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                          S&P MidCap Index Fund
                                                          ---------------------
                                               Year Ended                       Year Ended
                                            August 31, 2002                  August 31, 2001
                                    -----------------------------     -----------------------------
                                        Shares          Value             Shares          Value
                                    ---------------------------------------------------------------
Shares sold ....................       3,167,037    $  51,735,299        1,580,516    $  26,892,532
Shares issued in reinvestment of
   distributions ...............          54,508          866,933          705,448       11,041,655
                                    ---------------------------------------------------------------
                                       3,221,545       52,602,232        2,285,964       37,934,187
Shares repurchased .............      (1,753,930)     (27,460,068)        (739,511)     (12,565,617)
                                    ---------------------------------------------------------------
   Net increase ................       1,467,615    $  25,142,164        1,546,453    $  25,368,570
                                    ===============================================================

                                                         S&P SmallCap Index Fund
                                                         -----------------------
                                               Year Ended                       Year Ended
                                            August 31, 2002                  August 31, 2001
                                    -----------------------------     -----------------------------
                                        Shares          Value             Shares          Value
                                    ---------------------------------------------------------------

Shares sold ....................         944,463    $  12,274,893          256,078    $   3,286,519
Shares issued in reinvestment of
   distributions ...............           3,793           46,776           58,937          695,245
                                    ---------------------------------------------------------------
                                         948,256       12,321,669          315,015        3,981,764
Shares repurchased .............        (688,317)      (8,886,204)        (124,668)      (1,609,778)
                                    ---------------------------------------------------------------
   Net increase ................         259,939    $   3,435,465          190,347    $   2,371,986
                                    ===============================================================

                                                           Equity Income Fund
                                                           ------------------
                                               Year Ended                       Year Ended
                                            August 31, 2002                  August 31, 2001
                                    -----------------------------     -----------------------------
                                        Shares          Value             Shares          Value
                                    ---------------------------------------------------------------

Shares sold ....................          90,756    $   1,100,288           51,261    $     669,385
Shares issued in reinvestment of
   distributions ...............           9,796          118,895           23,237          314,659
                                    ---------------------------------------------------------------
                                         100,552        1,219,183           74,498          984,044
Shares repurchased .............         (94,935)      (1,138,639)        (151,516)      (2,028,766)
                                    ---------------------------------------------------------------
   Net increase (decrease) .....           5,617    $      80,544          (77,018)   $  (1,044,722)
                                    ===============================================================

                                                     European Growth & Income Fund
                                                     -----------------------------
                                               Year Ended                       Year Ended
                                            August 31, 2002                  August 31, 2001
                                    -----------------------------     -----------------------------
                                        Shares          Value             Shares          Value
                                    ---------------------------------------------------------------

Shares sold ....................         298,420    $   1,917,663          159,396    $   1,319,943
Shares issued in reinvestment of
   distributions ...............           4,935           32,531            2,504           19,482
                                    ---------------------------------------------------------------
                                         303,355        1,950,194          161,900        1,339,425
Shares repurchased .............        (192,087)      (1,208,673)         (23,337)        (184,497)
                                    ---------------------------------------------------------------
   Net increase (decrease) .....         111,268    $     741,521          138,563    $   1,154,928
                                    ===============================================================

                                                          Nasdaq-100 Index Fund
                                                          ---------------------
                                               Year Ended                       Year Ended
                                            August 31, 2002                  August 31, 2001
                                    -----------------------------     -----------------------------
                                        Shares          Value             Shares          Value
                                    ---------------------------------------------------------------

Shares sold ....................       1,815,707    $   5,918,688        2,328,920    $  14,083,751
Shares issued in reinvestment of
   distributions ...............           6,265           18,606           30,246          207,103
                                    ---------------------------------------------------------------
                                       1,821,972        5,937,294        2,359,166       14,290,854
Shares repurchased .............      (1,043,197)      (3,405,016)        (680,167)      (3,589,524)
                                    ---------------------------------------------------------------
   Net increase ................         778,775    $   2,532,278        1,678,999    $  10,701,330
                                    ===============================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

--------------------------------------------------------------------------------

                                                                          California Tax-Free Money Market Fund

                                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                            August 31,    August 31,    August 31,    August 31,    August 31,
                                                               2002          2001          2000          1999          1998
                                                            ------------------------------------------------------------------
Net asset value, beginning of year                          $   1.000     $   1.000     $   1.000     $   1.000     $   1.000
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                        0.011         0.026         0.029         0.026         0.030
   LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.011)       (0.026)       (0.029)       (0.026)       (0.030)
                                                            -----------------------------------------------------------------
Net asset value, end of year                                $   1.000     $   1.000     $   1.000     $   1.000     $   1.000
                                                            =================================================================

Total Return                                                    1.15%         2.66%         2.92%         2.61%         3.09%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                      $  93,371     $  99,520     $ 102,848     $ 105,606     $  88,236
   Ratio of expenses to average net assets:
      Before expense reimbursements                             0.65%         0.63%         0.66%         0.61%         0.61%
      After expense reimbursements                              0.40%         0.40%         0.40%         0.40%         0.40%
   Ratio of net investment income to average net assets
      Before expense reimbursements                             0.90%         2.36%         2.63%         2.33%         2.77%
      After expense reimbursements                              1.15%         2.59%         2.89%         2.54%         2.98%

                                                                                California Tax-Free Income Fund

                                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                            August 31,    August 31,    August 31,    August 31,    August 31,
                                                               2002          2001          2000          1999          1998
                                                            ------------------------------------------------------------------
Net asset value, beginning of year                          $   13.17     $   12.75     $   12.40     $   13.18     $   12.86
                                                            -----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.52          0.55          0.55          0.56          0.58
   Net gain (loss) on securities (both
    realized and unrealized)                                     0.18          0.44          0.41        (0.68)          0.51
                                                            -----------------------------------------------------------------
      Total from Investment Operations                           0.70          0.99          0.96        (0.12)          1.09
                                                            -----------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.52)        (0.56)        (0.55)        (0.57)        (0.58)
   Distributions from capital gains                            (0.11)        (0.01)        (0.06)        (0.09)        (0.19)
                                                            -----------------------------------------------------------------
      Total distributions                                      (0.63)        (0.57)        (0.61)        (0.66)        (0.77)
                                                            -----------------------------------------------------------------
Net asset value, end of year                                $   13.24     $   13.17     $   12.75     $   12.40     $   13.18
                                                            =================================================================

Total Return                                                    5.55%         7.98%         8.07%       (1.07)%         8.75%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                      $ 206,909     $ 201,286     $ 196,786     $ 200,946     $ 225,507
   Ratio of expenses to average net assets:
      Before expense reimbursements                             0.61%         0.63%         0.64%         0.61%         0.61%
      After expense reimbursements                              0.61%         0.63%         0.64%         0.61%         0.61%
   Ratio of net investment income to average net assets
      Before expense reimbursements                             4.11%         4.30%         4.54%         4.33%         4.47%
      After expense reimbursements                              4.11%         4.30%         4.54%         4.33%         4.47%
   Portfolio Turnover                                          22.94%        28.96%        18.05%        16.36%        20.95%

                 See accompanying notes to financial statements

                                       41

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                           California Insured Intermediate Fund

                                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                            August 31,    August 31,    August 31,    August 31,    August 31,
                                                               2002          2001          2000          1999          1998
                                                            ------------------------------------------------------------------
Net asset value, beginning of year                          $   11.09     $   10.72     $   10.54     $   10.92     $   10.72
                                                            -----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.39          0.43          0.44          0.43          0.44
   Net gain (loss) on securities (both
    realized and unrealized)                                     0.27          0.37          0.20        (0.26)          0.25
                                                            -----------------------------------------------------------------
      Total from Investment Operations                           0.66          0.80          0.64          0.17          0.69
                                                            -----------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.39)        (0.43)        (0.44)        (0.43)        (0.44)
   Distributions from capital gains                            (0.14)            --        (0.02)        (0.12)        (0.05)
                                                            -----------------------------------------------------------------
      Total distributions                                      (0.53)        (0.43)        (0.46)        (0.55)        (0.49)
                                                            -----------------------------------------------------------------
Net asset value, end of year                                $   11.22     $   11.09     $   10.72     $   10.54     $   10.92
                                                            =================================================================

Total Return                                                    6.17%         7.66%         6.25%         1.51%         6.64%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                      $  27,105     $  22,949     $  22,878     $  24,175     $  23,572
   Ratio of expenses to average net assets:
      Before expense reimbursements                             0.72%         0.71%         0.72%         0.66%         0.70%
      After expense reimbursements                              0.55%         0.55%         0.55%         0.55%         0.55%
   Ratio of net investment income to average net assets
      Before expense reimbursements                             3.43%         3.82%         3.93%         3.85%         3.94%
      After expense reimbursements                              3.60%         3.98%         4.10%         3.96%         4.09%
   Portfolio Turnover                                          29.28%        24.35%        24.24%         8.38%        26.76%

                                                                 Short-Term U.S. Government
                                                                       Bond Fund

                                                                                        January 18,
                                                            Year Ended    Year Ended     2000* to
                                                            August 31,    August 31,    August 31,
                                                               2002          2001          2000
                                                            ---------------------------------------
Net asset value, beginning of period                        $   10.24     $   10.05     $   10.00
                                                            -------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.30          0.53          0.36
   Net gain on securities (both
    realized and unrealized)                                     0.09          0.21          0.05
                                                            -------------------------------------
      Total from Investment Operations                           0.39          0.74          0.41
                                                            -------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.30)        (0.55)        (0.36)
   Distributions from capital gains                            (0.16)        (0.00)            --
                                                            -------------------------------------
      Total distributions                                      (0.46)        (0.55)        (0.36)
                                                            -------------------------------------
Net asset value, end of period                              $   10.17     $   10.24     $   10.05
                                                            =====================================

Total Return                                                    3.90%         7.58%         4.15%


RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of period ( in 000's)                    $  10,942     $  11,623     $   5,432
   Ratio of expenses to average net assets:
      Before expense reimbursements                             0.82%         0.86%         1.26%**
      After expense reimbursements                              0.43%         0.30%         0.09%**
   Ratio of net investment income to average net assets
      Before expense reimbursements                             2.57%         4.63%         5.02%**
      After expense reimbursements                              2.96%         5.19%         6.19%**
   Portfolio Turnover                                         119.61%        64.56%            --

*    Commencement of operations.
**   Annualized.

                 See accompanying notes to financial statements

                                       42

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                             U.S. Government Securities Fund

                                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                            August 31,    August 31,    August 31,    August 31,    August 31,
                                                               2002          2001          2000          1999          1998
                                                            ------------------------------------------------------------------
Net asset value, beginning of year                          $   10.77     $   10.33     $   10.24     $   11.30     $   10.38
                                                            -----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.50          0.58          0.58          0.56          0.59
   Net gain (loss) on securities (both
    realized and unrealized)                                     0.19          0.42          0.14        (0.80)          1.01
                                                            -----------------------------------------------------------------
      Total from Investment Operations                           0.69          1.00          0.72        (0.24)          1.60
                                                            -----------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.59)        (0.56)        (0.58)        (0.56)        (0.61)
   Distributions from capital gains                            (0.14)            --        (0.05)        (0.26)        (0.07)
                                                            -----------------------------------------------------------------
      Total distributions                                      (0.73)        (0.56)        (0.63)        (0.82)        (0.68)
                                                            -----------------------------------------------------------------
Net asset value, end of year                                $   10.73     $   10.77     $   10.33     $   10.24     $   11.30
                                                            =================================================================

Total Return                                                    6.65%         9.94%         7.35%       (2.42)%        15.88%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                      $  33,275     $  27,265     $  24,476     $  30,950     $  36,063
   Ratio of expenses to average net assets:
      Before expense reimbursements                             0.71%         0.71%         0.72%         0.66%         0.68%
      After expense reimbursements                              0.65%         0.65%         0.65%         0.65%         0.65%
   Ratio of net investment income to average net assets
      Before expense reimbursements                             4.59%         5.32%         5.82%         5.11%         5.46%
      After expense reimbursements                              4.65%         5.38%         5.89%         5.12%         5.49%
   Portfolio Turnover                                         150.35%       209.58%       184.60%       139.00%        65.27%

                                                                             The United States Treasury Trust

                                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                            August 31,    August 31,    August 31,    August 31,    August 31,
                                                               2002          2001          2000          1999          1998
                                                            ------------------------------------------------------------------
Net asset value, beginning of year                          $   1.000     $   1.000     $   1.000     $   1.000     $   1.000
                                                            -----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                        0.017         0.047         0.050         0.042         0.051
   LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.017)       (0.047)       (0.050)       (0.042)       (0.051)
   Distributions from capital gains                             0.000            --            --            --            --
                                                            -----------------------------------------------------------------
Net asset value, end of year                                $   1.000     $   1.000     $   1.000     $   1.000     $   1.000
                                                            =================================================================

Total Return                                                    1.70%         4.87%         5.12%         4.22%         5.21%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                      $  51,013     $  59,760     $  56,464     $  50,517     $  44,341
   Ratio of expenses to average net assets:
      Before expense reimbursements                             0.67%         0.65%         0.66%         0.63%         0.64%
      After expense reimbursements                              0.42%         0.40%         0.40%         0.41%         0.40%
   Ratio of net investment income to average net assets
      Before expense reimbursements                             1.45%         4.48%         4.76%         3.92%         4.54%
      After expense reimbursements                              1.70%         4.73%         5.02%         4.14%         4.78%

*Represents less than $0.000 per share

                 See accompanying notes to financial statements

                                       43

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    S&P 500 Index Fund

                                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                            August 31,    August 31,    August 31,    August 31,    August 31,
                                                               2002          2001          2000          1999          1998
                                                            ------------------------------------------------------------------
Net asset value, beginning of year                          $   22.79     $   30.84     $   28.12     $   20.90     $   19.98
                                                            -----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.29          0.34          0.38          0.39          0.36
   Net gain (loss) on securities (both
    realized and unrealized)                                   (4.31)        (7.64)          4.06          7.79          1.28
                                                            -----------------------------------------------------------------
      Total from Investment Operations                         (4.02)        (7.30)          4.44          8.18          1.64
                                                            -----------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.29)        (0.34)        (0.40)        (0.39)        (0.34)
   Distributions from capital gains                                --        (0.41)        (1.32)        (0.57)        (0.38)
                                                            -----------------------------------------------------------------
      Total distributions                                      (0.29)        (0.75)        (1.72)        (0.96)        (0.72)
                                                            -----------------------------------------------------------------
Net asset value, end of year                                $   18.48     $   22.79     $   30.84     $   28.12     $   20.90
                                                            =================================================================

Total Return                                                 (17.83)%      (23.93)%        16.38%        39.76%         8.14%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                      $  93,961     $ 141,390     $ 165,891     $ 142,276     $  87,621
   Ratio of expenses to average net assets:
      Before expense reimbursements                             0.41%         0.39%         0.40%         0.37%         0.40%
      After expense reimbursements                              0.20%         0.20%         0.20%         0.20%         0.20%
   Ratio of net investment income to average net assets
      Before expense reimbursements                             1.30%         1.16%         1.11%         1.33%         1.48%
      After expense reimbursements                              1.51%         1.35%         1.31%         1.50%         1.68%
   Portfolio Turnover                                          31.12%         6.26%         9.00%         9.76%         1.82%

                                                                                  S&P MidCap Index Fund

                                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                            August 31,    August 31,    August 31,    August 31,    August 31,
                                                               2002          2001          2000          1999          1998
                                                            ------------------------------------------------------------------
Net asset value, beginning of year                          $   16.18     $   20.75     $   18.70     $   15.41     $   18.57
                                                            -----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.05          0.17          0.22          0.20          0.23
   Net gain (loss) on securities (both
    realized and unrealized)                                   (1.54)        (1.66)          6.05          5.80        (1.76)
                                                            -----------------------------------------------------------------
      Total from Investment Operations                         (1.49)        (1.49)          6.27          6.00        (1.53)
                                                            -----------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.03)        (0.18)        (0.21)        (0.20)        (0.23)
   Distributions from capital gains                            (0.06)        (2.90)        (4.01)        (2.51)        (1.40)
                                                            -----------------------------------------------------------------
      Total distributions                                      (0.09)        (3.08)        (4.22)        (2.71)        (1.63)
                                                            -----------------------------------------------------------------
Net asset value, end of year                                $   14.60     $   16.18     $   20.75     $   18.70     $   15.41
                                                            =================================================================

Total Return                                                  (8.77)%       (6.56)%        40.44%        41.13%       (9.37)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                      $  96,590     $  83,293     $  74,749     $  57,164     $  39,855
   Ratio of expenses to average net assets:
      Before expense reimbursements                             0.58%         0.56%         0.57%         0.57%         0.56%
      After expense reimbursements                              0.40%         0.40%         0.40%         0.40%         0.40%
   Ratio of net investment income to average net assets
      Before expense reimbursements                             0.78%         0.84%         1.03%         0.90%         1.04%
      After expense reimbursements                              0.96%         1.00%         1.20%         1.07%         1.20%
   Portfolio Turnover                                          21.73%        39.41%        46.23%        42.98%        19.35%

                 See accompanying notes to financial statements

                                       44

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                 S&P SmallCap Index Fund

                                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                            August 31,    August 31,    August 31,    August 31,    August 31,
                                                               2002          2001          2000          1999          1998
                                                            ------------------------------------------------------------------
Net asset value, beginning of year                          $   12.89     $   14.09     $   11.46     $    9.46     $   12.25
                                                            -----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.03          0.11          0.12          0.08          0.13
   Net gain (loss) on securities (both
    realized and unrealized)                                   (1.28)        (0.55)          3.14          2.13        (2.39)
                                                            -----------------------------------------------------------------
      Total from Investment Operations                         (1.25)        (0.44)          3.26          2.21        (2.26)
                                                            -----------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.04)        (0.12)        (0.10)        (0.08)        (0.14)
   Distributions from capital gains                                --        (0.64)        (0.53)        (0.13)        (0.39)
                                                            -----------------------------------------------------------------
      Total distributions                                      (0.04)        (0.76)        (0.63)        (0.21)        (0.53)
                                                            -----------------------------------------------------------------
Net asset value, end of year                                $   11.60     $   12.89     $   14.09     $   11.46     $    9.46
                                                            =================================================================

Total Return                                                  (9.69)%       (2.59)%        29.63%        23.53%      (19.38)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                      $  15,813     $  14,226     $  12,863     $  10,881     $   7,916
   Ratio of expenses to average net assets:
      Before expense reimbursements                             0.88%         0.92%         1.00%         1.05%         1.10%
      After expense reimbursements                              0.65%         0.65%         0.65%         0.65%         0.65%
   Ratio of net investment income to average net assets
      Before expense reimbursements                             0.00%         0.54%         0.58%         0.31%         0.57%
      After expense reimbursements                              0.23%         0.81%         0.93%         0.71%         1.02%
   Portfolio Turnover                                          17.64%        41.91%        37.21%        25.40%        24.58%

                                                                                   Equity Income Fund

                                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                            August 31,    August 31,    August 31,    August 31,    August 31,
                                                               2002          2001          2000          1999          1998
                                                            ------------------------------------------------------------------

Net asset value, beginning of year                          $   12.21     $   14.81     $   14.38     $   11.98     $   12.64
                                                            -----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.17          0.28          0.36          0.32          0.37
   Net gain (loss) on securities (both
    realized and unrealized)                                   (0.83)        (2.46)          0.76          2.41        (0.25)
                                                            -----------------------------------------------------------------
      Total from Investment Operations                         (0.66)        (2.18)          1.12          2.73          0.12
                                                            -----------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.17)        (0.39)        (0.27)        (0.33)        (0.37)
   Distributions from capital gains                                --        (0.03)        (0.42)            --        (0.41)
                                                            -----------------------------------------------------------------
      Total distributions                                      (0.17)        (0.42)        (0.69)        (0.33)        (0.78)
                                                            -----------------------------------------------------------------
Net asset value, end of year                                $   11.38     $   12.21     $   14.81     $   14.38     $   11.98
                                                            =================================================================

Total Return                                                  (5.46)%      (14.94)%         8.23%        22.89%         0.46%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                      $   8,261     $   8,794     $  11,813     $  13,716     $  12,080
   Ratio of expenses to average net assets:
      Before expense reimbursements                             0.91%         0.94%         0.98%         0.86%         0.91%
      After expense reimbursements                              0.80%         0.80%         0.80%         0.80%         0.78%
   Ratio of net investment income to average net assets
      Before expense reimbursements                             1.33%         1.96%         2.49%         2.09%         2.56%
      After expense reimbursements                              1.44%         2.10%         2.67%         2.15%         2.69%
   Portfolio Turnover                                          69.43%        73.50%        38.34%        54.03%        41.23%

                 See accompanying notes to financial statements

                                       45

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                European Growth & Income Fund

                                                                                        January 18,
                                                            Year Ended    Year Ended     2000* to
                                                            August 31,    August 31,    August 31,
                                                               2002          2001          2000
                                                            ---------------------------------------
Net asset value, beginning of period                        $    7.13     $    9.59     $   10.00
                                                            -------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.10          0.08          0.09
   Net loss on securities (both
    realized and unrealized)                                   (1.34)        (2.46)        (0.45)
                                                            -------------------------------------
      Total from Investment Operations                         (1.24)        (2.38)        (0.36)
                                                            -------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.09)        (0.08)        (0.05)
   Distributions from capital gains                                --            --            --
                                                            -------------------------------------
      Total distributions                                      (0.09)        (0.08)        (0.05)
                                                            -------------------------------------
Net asset value, end of period                              $    5.80     $    7.13     $    9.59
                                                            =====================================

Total Return                                                 (17.50)%      (24.87)%       (3.59)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of period ( in 000's)                    $   2,357     $   2,106     $   1,505
   Ratio of expenses to average net assets:
      Before expense reimbursements                             1.99%         2.17%         3.99%**
      After expense reimbursements                              0.95%         0.95%         0.95%**
   Ratio of net investment income to average net assets
      Before expense reimbursements                             0.30%       (0.18)%       (1.53)%**
      After expense reimbursements                              1.34%         1.04%         1.51%**
   Portfolio Turnover                                           9.70%        19.75%       114.30%

                                                                    Nasdaq-100 Index Fund

                                                                                        January 18,
                                                            Year Ended    Year Ended     2000* to
                                                            August 31,    August 31,    August 31,
                                                               2002          2001          2000
                                                            ---------------------------------------
Net asset value, beginning of period                        $    3.75     $   10.67     $   10.00
                                                            -------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                           --(a)       0.05          0.03
   Net gain (loss) on securities (both
    realized and unrealized)                                   (1.33)        (6.84)          0.67
                                                            -------------------------------------
      Total from Investment Operations                         (1.33)        (6.79)          0.70
                                                            -------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.01)        (0.08)        (0.03)
   Distributions from capital gains                                --        (0.05)            --
                                                            -------------------------------------
      Total distributions                                      (0.01)        (0.13)        (0.03)
                                                            -------------------------------------
Net asset value, end of period                              $    2.41     $    3.75     $   10.67
                                                            =====================================

Total Return                                                 (35.61)%      (64.26)%         7.02%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of period ( in 000's)                    $   9,191     $  11,390     $  14,498
   Ratio of expenses to average net assets:
      Before expense reimbursements                             0.99%         0.90%         0.99%**
      After expense reimbursements                              0.64%         0.65%         0.65%**
   Ratio of net investment income to average net assets
      Before expense reimbursements                           (0.45)%         0.14%         0.54%**
      After expense reimbursements                            (0.10)%         0.39%         0.88%**
   Portfolio Turnover                                           4.18%        13.82%         0.62%

(a)  Represents less than $0.01 per share
*    Commencement of operations.
**   Annualized.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
CALIFORNIA INVESTMENT          NOTES TO FINANCIAL                      8/31/2002
       TRUST                       STATEMENTS

--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     California Tax-Free Money Market Fund, California Tax-Free Income Fund and California Insured Intermediate Fund are separate series of shares of beneficial interest of California Investment Trust. U.S. Government Securities Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Equity Income Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and Short-Term U.S. Government Bond Fund are separate series of shares of beneficial interest of California Investment Trust II. Both Trusts are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. Both Trusts were organized as Massachusetts business trusts on September 11, 1985 and are authorized to issue an unlimited number of no par value shares in one or more series. The investment objectives of the Funds are as follows: California Tax-Free Income Fund and California Insured Intermediate Fund seek as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and safety of capital. California Tax-Free Money Market Fund seeks capital preservation, liquidity and the highest achievable current income exempt from both federal and California personal income taxes consistent with safety. U.S. Government Securities Fund seeks safety from credit risk, liquidity, and as high a level of income as is consistent with these objectives by investment in full faith and credit obligations of the U.S. Government and its agencies or instrumentalities. The United States Treasury Trust seeks preservation of capital, safety, liquidity and consistent with these objectives, the highest attainable current income exempt from state income taxes. S&P 500 Index Fund, S&P MidCap Index Fund and S&P SmallCap Index Fund are diversified mutual funds that seek to provide investment results that correspond to the total return of publicly traded common stocks represented in the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's MidCap 400 Index and the Standard & Poor's SmallCap 600 Index, respectively. The Equity Income Fund seeks a high level of current income by investing primarily in income producing equity securities. European Growth & Income Fund seeks to provide long-term capital appreciation and income. Nasdaq-100 Index Fund attempts to replicate the performance of the largest non-financial companies as measured by the Nasdaq-100 Index. Short-Term U.S. Government Bond Fund will attempt to maximize current income and preserve investors' principal. The following is a summary of significant accounting policies followed by the Funds.

     (a) Security Valuation --- Portfolio securities of the S&P 500, S&P MidCap and S&P SmallCap Index Funds, Equity Income Fund, European Growth & Income Fund, and Nasdaq-100 Index Fund listed on a national exchange are valued at the last reported sales price. U.S. Treasury Bills are valued at amortized cost which approximates market value. Portfolio securities of the California Tax-Free Income Fund, California Insured Intermediate Fund, U.S. Government Securities Fund and Short-Term U.S. Government Bond Fund are valued by an independent pricing service that uses market quotations, representing the latest available bid price, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees. California Tax-Free Money Market Fund and The United States Treasury Trust securities are valued at amortized cost which the Board of Trustees has determined in good faith to constitute fair value.

     (b) Futures Contracts --- Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Equity Income, European Growth & Income Fund and Nasdaq-100 Index Fund may purchase or sell stock index futures to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Risks include the possibility of an illiquid market and an imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts.

     (c) Federal Income Taxes --- No provision is considered necessary for Federal income taxes. The Funds intend to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to distribute all of their taxable income to shareholders. Capital loss carry forwards, as of August 31, 2002, available to offset future capital gains, if any, are as follows:

            Fund                                   Amount       Expiring Through
            ----                                   ------       ----------------
California Tax-Free Money Market Fund           $    14,841           2004
S&P 500 Index Fund                                7,475,575           2010
S&P MidCap Index Fund                             2,875,344           2010
Equity Income Fund                                  879,339           2010
European Growth & Income Fund                        94,847           2010
Nasdaq-100 Index Fund                             4,167,458           2010

     (d) Security Transactions, Investment Income and Distributions to Shareholders --- Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date for the California Tax-Free Income Fund, the California Insured Intermediate Fund, the U.S. Government Securities Fund, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Equity Income Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and Short-Term U.S. Government Bond Fund. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures contracts, redemptions-in-kind and post-October capital losses. For the California Tax-Free Money Market Fund and The United States Treasury Trust, dividends from net investment income are declared daily and reinvested or paid in cash monthly. The two Funds intend to maintain a continuous net asset value per share of $1.00. If net asset value per share using available market information deviates from $1.00 by $.005 or more, the Board of Trustees would consider what steps, if any, should be taken to restore net asset value per share to $1.00.

     (e) Equalization --- The California Tax-Free Income Fund, the California Insured Intermediate Fund, the U.S. Government Securities Fund, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Equity Income Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and Short-Term U.S. Government Bond Fund follow the accounting practice of "equalization" whereby part of the proceeds from capital share transactions equivalent to a proportionate share of the distributable investment income on the date of the transaction, is transferred to or from the undistributed net investment income account. Undistributed net investment income is therefore unaffected by capital share transactions.

     (f) Concentration --- The California Tax-Free Income Fund, the California Insured Intermediate Fund and the California Tax-Free Money Market Fund invest in debt instruments of municipal issuers. The issuer's abilities to meet their obligations may be affected by economic developments in the state of California.

--------------------------------------------------------------------------------
CALIFORNIA INVESTMENT          NOTES TO FINANCIAL                      8/31/2002
       TRUST                      STATEMENTS
                                   CONTINUED
--------------------------------------------------------------------------------

     (g) Use of Estimates in Financial Statements --- In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expense during the year. Actual results may differ from these estimates.

NOTE 2 --- INVESTMENT MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

     CCM Partners ("CCM"), a California Limited Partnership, provides each Fund with management and administrative services pursuant to a Management Agreement.

     In accordance with the terms of the management agreements with California Tax-Free Money Market Fund, California Tax-Free Income Fund, California Insured Intermediate Fund, U.S. Government Securities Fund, and The U.S. Treasury Trust, CCM receives compensation at the annual rate of 0.50% of the Funds' average daily net assets not exceeding $100 million, 0.45% on net assets from $100 million to $500 million, and 0.40% on net assets above $500 million. In accordance with the terms of the management agreements with the S&P 500 Index Fund and S&P MidCap Index Fund, CCM receives compensation at the annual rate of 0.25% and 0.40%, respectively, of the Funds' average daily net assets. In accordance with the terms of the management agreements with the S&P SmallCap Index Fund, Equity Income Fund, Nasdaq-100 Index Fund and Short-Term U.S. Government Bond Fund, CCM receives compensation at the annual rate of 0.50% of the first $500 million of net assets, plus 0.45% on net assets from $500 million to $1 billion, and 0.40% of net assets above $1 billion. In accordance with the terms of the management agreement with the European Growth & Income Fund, CCM receives compensation at the annual rate of 0.85% of the Fund's average daily net assets. CCM has agreed to reduce its fee by, or reimburse the Funds for, any amount necessary to prevent the Funds' total expenses, excluding extraordinary items, from exceeding 1.00% of the Funds' average daily net assets. The manager has voluntarily reimbursed more expenses than contractually obliged. This voluntary reimbursement may cease at any time without prior notice. Reimbursement from the manager for the year ended August 31, 2002, is as follows:

          California Tax-Free Money Market Fund ...........      $ 250,686
          California Insured Intermediate Fund ............      $  41,116
          Short-Term U.S. Government Bond Fund ............      $  42,201
          U.S. Government Securities Fund .................      $  17,975
          The United States Treasury Trust ................      $ 137,058
          S&P 500 Index Fund ..............................      $ 290,264
          S&P MidCap Index Fund ...........................      $ 170,862
          S&P SmallCap Index Fund .........................      $  36,178
          Equity Income Fund ..............................      $   9,037
          European Growth & Income Fund ...................      $  24,101
          Nasdaq-100 Index Fund ...........................      $  40,171

     Certain officers and trustees of the Trust are also partners of CCM.

NOTE 3 --- PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term investments during the year ended August 31, 2002 were as follows:

                                                    PURCHASES           SALES
                                                  ------------      ------------
California Tax-Free Income Fund ..............    $ 46,355,900      $ 43,095,234
California Insured Intermediate Fund .........    $ 10,684,989      $  7,021,203
Short-Term U.S. Government Bond Fund .........    $  1,413,547      $  3,094,559
U.S. Government Securities Fund ..............    $ 46,354,734      $ 43,158,191
S&P 500 Index Fund ...........................    $ 36,973,937      $ 40,716,440
S&P Midcap Index Fund ........................    $ 47,372,047      $ 17,957,591
Equity Income Fund ...........................    $  4,126,946      $ 12,563,294
S&P SmallCap Index Fund ......................    $  7,112,119      $  2,519,576
European Growth & Income Fund ................    $    873,758      $    212,180
Nasdaq-100 Index Fund ........................    $  3,044,519      $    347,586

For the year ended August 31, 2002, 100% of the distributions paid from the net investment income of the California Tax-Free Money Market Fund, the California Tax-Free Income Fund and the California Insured Intermediate Fund qualifies as tax-exempt interest dividends to noncoporate shareholders.

NOTE 4 - CHANGE IN ACCOUNTING PRINCIPLE

As required, effective September 1, 2001, the California Tax-Free Income Fund and the California Insured Intermediate Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. Prior to September 1, 2001, these Funds did not accrete discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in a $345,634 and $12,993 increase in the cost of securities and a corresponding $345,634 and $12,993 reduction in net unrealized gains and losses, based on securities held on September 1, 2001 by the California Tax-Free Income Fund and the California Insured Intermediate Fund, respectively.

The effect of this change in the current year for the California Tax-Free Income Fund was to increase net investment income by $51,983, decrease net unrealized gains and losses by $45,629 and decrease net realized gains and losses by $6,354. As a result the ratio of net investment income to average net assets increased by .03%, the per share net investment income and net realized and unrealized gains and losses were unchanged. The effect of this change in the current year for the California Insured Intermediate Fund was to increase net investment income by $1,150, increase net unrealized gains and losses by $6,830 and decrease net realized gains and losses by $7,980. As a result the ratio of net investment income to average net assets increased by .01%, the per share net investment income and net realized and unrealized gains and losses were unchanged.

As required, effective September 1, 2001, the U.S. Government Securities adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to September 1, 2001, the Fund recorded paydown gains and losses on mortgage and asset-backed securities as realized gains and losses. This accounting change resulted in a decrease of the of the net investment income per share of $0.07 and a decrease in the ratio of investment income to average net assets of 0.69% for the year ended August 31,2002.

--------------------------------------------------------------------------------
CALIFORNIA INVESTMENT          NOTES TO FINANCIAL                      8/31/2002
       TRUST                      STATEMENTS
                                   CONTINUED
--------------------------------------------------------------------------------

The tax character of distributions paid during the years ended August 31, 2002 and 2001 was as follows:

                                                    Ordinary         Long-Term       Exempt-Interest       Total
                                                     Income        Capital Gains        Dividends      Distributions
California Tax Free Income Fund         2002      $         --      $  1,633,202      $  8,024,995      $  9,658,197
                                        2001                --           214,975         8,334,565         8,549,540

California Insured Intermediate Fund    2002           898,863           288,107                --         1,186,970
                                        2001                --               733           901,165           901,898

California Tax-Free Money Market Fund   2002                --                --         1,164,353         1,164,353
                                        2001                --                --         2,958,585         2,958,585

U.S. Government Securities Fund         2002         1,659,641           374,129                --         2,033,770
                                        2001         1,360,429                --                --         1,360,429

Short Term U.S. Government Bond Fund    2002           414,241            70,454                --           484,695
                                        2001           431,355                --                --           431,355

The United States Treasury Trust        2002           933,757                --                --           933,757
                                        2001         2,925,839                --                --         2,925,839

S&P 500 Index Fund                      2002         1,839,168                --                --         1,839,168
                                        2001         1,986,258         2,289,938                --         4,276,196

S&P MidCap Index Fund                   2002           965,006                --                --           965,006
                                        2001         8,414,547         3,118,165                --        11,532,712

S&P Small Cap Index Fund                2002            51,088                --                --            51,088
                                        2001           147,258           569,188                --           716,446

Equity Income Fund                      2002           122,794                --                --           122,794
                                        2001           297,144            23,830                --           320,974

European Growth & Income Fund           2002            34,775                --                --            34,775
                                        2001            19,774                --                --            19,774

Nasdaq-100 Index Fund                   2002            18,789                --                --            18,789
                                        2001           161,466            47,552                --           209,018

--------------------------------------------------------------------------------
CALIFORNIA INVESTMENT          NOTES TO FINANCIAL                      8/31/2002
       TRUST                      STATEMENTS
                                   CONTINUED
--------------------------------------------------------------------------------

The tax character of distributable earnings at August 31, 2002 were as follows:

                                            Undistributed  Undistributed    Capital        Unrealized        Total
                                              Ordinary       Long Term        Loss        Appreciation   Distributable
                                               Income      Capital Gain  Carry Forwards  (Depreciation)     Earnings

California Tax Free Income Fund             $     44,571*  $  1,858,999   $         --    $ 21,580,595    $ 23,484,165

California Insured Intermediate Fund                  --        164,781             --       1,674,450       1,839,231

California Tax-Free Money Market Fund                 --             --        (14,841)             --         (14,841)

U.S. Government Securities Fund                      595             --             --         800,163         800,758

Short Term U.S. Government Bond Fund                  --             --             --          96,335          96,335

The United States Treasury Trust                   7,175             --             --              --           7,175

S&P 500 Index Fund                               288,956             --             --      (3,453,284)     (3,164,328)

S&P MidCap Index Fund                            130,689             --     (2,875,344)       (986,625)     (3,731,280)

S&P Small Cap Index Fund                              --         62,623             --        (600,153)       (537,530)

Equity Income Fund                                17,570             --       (879,339)        579,811        (281,958)

European Growth & Income Fund                         --             --        (94,847)       (995,628)     (1,090,475)

Nasdaq-100 Index Fund                                 --             --     (4,167,459)    (14,298,405)    (18,465,864)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on future contracts and other deferrals.

*    Represents undistributed tax-exempt income.

               Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
California Investment Trust
California Investment Trust II

We have audited the accompanying statements of assets and liabilities of California Tax-Free Money Market Fund, California Tax-Free Income Fund and California Insured Intermediate Fund, each a series of shares of beneficial interest of California Investment Trust, and the U.S. Government Securities
Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Equity Income Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and Short-Term U.S. Government Bond Fund, each a series of shares of beneficial interest of California Investment Trust II, including the portfolios of investments as of August 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of California Tax-Free Money Market Fund, California Tax-Free Income Fund, California Insured Intermediate Fund, the U.S. Government Securities Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Equity Income Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and Short-Term U.S. Government Bond Fund as of August 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.


                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
October 3, 2002

--------------------------------------------------------------------------------

              BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

--------------------------------------------------------------------------------

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Funds:

                                                                                                                LENGTH OF TIME
TRUSTEE                 ADDRESS                     DATE OF BIRTH    POSITION HELD WITH THE TRUST                   SERVED
------------------------------------------------------------------------------------------------------------------------------------
Stephen C. Rogers       44 Montgomery St. #2100        06/27/66      President, Secretary  & Trustee            Since August 1998
                        San Francisco, CA  94104                     Chief Executive Officer, CCM Partners
------------------------------------------------------------------------------------------------------------------------------------
Phillip W. McClanahan   44 Montgomery St. #2100        12/26/35      Vice President, Treasurer and Trustee      Since September 1985
                        San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Harry Holmes            P.O. Box 714                   12/05/25      Trustee                                    Since September 1985
                        Pebble Beach, CA  93953
------------------------------------------------------------------------------------------------------------------------------------
John B. Sias            580 California Street          01/22/27      Trustee                                    Since March 1991
                        San Francisco, CA  94103
------------------------------------------------------------------------------------------------------------------------------------
James Miller            One Front Street, Suite 300    05/28/66      Trustee                                    Since August 2001
                        San Francisco, CA 94111
------------------------------------------------------------------------------------------------------------------------------------

Each Trustee oversees twelve portfolios of the Trusts, including the Funds. The principal occupations of the Trustees and Executive Officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:


*Stephen C. Rogers       Chief Executive Officer, CCM Partners, 1999 to present;
                         Chief Operating Officer, CCM Partners 1997 to 1999;
                         Administrative Officer, CCM Partners1993-1997;
                         Marketing Representative, CCM Partners, 1992 to 1993.

*Phillip W. McClanahan   Director of Investments, CCM Partners, 1985-present;
                         Vice President and Portfolio Manager, Transamerica
                         Investment Services, 1984-1985; VicePresident and
                         Portfolio Manager, Fireman's Fund Insurance Company and
                         Amfire, Inc., 1966-1984.

Harry Holmes             Principal, Harry Holmes & Associates (consulting);
                         President and Chief Executive Officer, Aspen Skiing
                         Company, 1982-1984; President and Chief Executive
                         Officer, Pebble Beach Company (property management),
                         1973-1984.

John B. Sias             President and CEO, Chronicle Publishing Company, 1993
                         to 2001; Executive Vice President, Capital Cities/ABC
                         Inc. and President, ABC Network T.V. Group.

James Miller             Vice President, Jones Lange LaSalle Americas, Inc. 1999
                         to present; Associate, Orrick Herrington & Sutcliffe
                         LLP, 1996-1999; Associate, Gordon & Rees LLP, 1993-1992

* Trustees deemed to be an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

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